As filed with the Securities and Exchange Commission on December 14, 2020

Securities Act File No. 333-

Investment Company Act File No. 811-22853

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 17

STONECASTLE FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Suite 325, Denver, Colorado 80206
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (303) 398-2929

Sanjai Bhonsle
StoneCastle-ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325, Denver, Colorado 80206
 (Name and Address of Agent for Service)

Copies of communications to:

John P. Falco, Esq.

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to Section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares of Common Stock, $0.001 par value per share
Shares of Preferred Stock, $0.001 par value per share
Subscription Rights
Debt Securities
Total		$150,000,000	$16,365

(1) There are being registered hereunder such indeterminate number of shares of common stock, preferred stock, subscription rights and debt securities as shall have an aggregate offering price not to exceed $150,000,000, less the aggregate dollar amount of all securities previously issued hereunder. If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such greater principal amount as shall result in an aggregated offering price not to exceed $150,000,000, less the aggregate dollar amount of all securities previously issued hereunder. The securities registered hereunder also include such indeterminate number of securities of each identified class of securities, which may be offered from time to time in unspecified numbers and at indeterminate prices, and as may be issued upon conversion, redemption, repurchase, exchange or exercise of any securities registered hereunder, including under any applicable anti-dilution provisions of any of such securities. In addition, the securities being registered hereunder includes such indeterminate number of securities of each identified class of securities as may be issuable with respect to the securities being registered hereunder as a result of stock splits, stock dividends or similar transactions.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus Subject to completion, dated December 14, 2020

BASE PROSPECTUS

$150,000,000

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

Investment Company. StoneCastle Financial Corp. (“we,” “us,” “our” or “the Company”) is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We have elected to be treated, and intend to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are managed by StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark” or the “Adviser”), an investment adviser that is a wholly-owned subsidiary of ArrowMark Colorado Holdings, LLC (“ArrowMark Partners”).

Investment Objectives. Our primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We are focused on income generation, capital preservation, and providing risk-adjusted rates of return. There can be no assurance that we will achieve our investment objectives.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $150 million of our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value (“NAV”) per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission (the “SEC”) may permit. See “Risk Factors” for more information.

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Company's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Company at (212)-468-5441.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Company at (212)-468-5441. Your election to receive reports in paper will apply to all funds held with the Company complex or your financial intermediary.

Investing in our securities involves risks. See “Risk Factors” beginning on page 42 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is December 14, 2020

Our common stock is listed on the NASDAQ Global Select Market under the symbol “BANX”. On September 30, 2020, the last reported sale price of our common stock on the NASDAQ Global Select Market was $20.89 per share, and the net asset value (“NAV”) of the Company’s common stock was $19.41 per common share, representing a discount to NAV of (7.08%).

This prospectus sets forth information about us that a prospective investor should know before investing. This prospectus may not be used to consummate sales of securities by us through underwriters, dealers or agents unless it is accompanied by a prospectus supplement. You should read this prospectus, any accompanying prospectus supplements, and the documents incorporated by reference herein or therein, carefully and retain it for future reference. We have filed a Statement of Additional Information, dated December 14, 2020, containing additional information about us with the SEC, which is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information or our annual and semi-annual reports or make shareholder inquiries or request other information about us by calling us collect at (212)-468-5441 or by writing to us at 100 Fillmore Street, Suite 325, Denver, Colorado 80206. You can also obtain, free of charge, a copy of our Statement of Additional Information and our annual and semi-annual reports to stockholders on our website at www.stonecastle-financial.com. The content contained in, or that can be accessed through, our website is not a part of this prospectus. You can review and copy the same information free from the SEC’s website at http://www.sec.gov, on which you may view our Statement of Additional Information, and other materials incorporated by reference to this prospectus and other information about us. Our common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. We are offering to sell, and seeking offers to buy, shares of securities only in jurisdictions where offers and sales are permitted. This prospectus and any accompanying prospectus supplement does not constitute an offer to sell or the solicitation of an offer to buy any security other than the securities offered by this prospectus and any accompanying prospectus supplement, nor does this prospectus or any accompanying prospectus supplement constitute an offer to sell or the solicitation of an offer to buy securities by anyone in any jurisdiction in which such offer or solicitation would be unlawful. The information contained in this prospectus and any accompanying prospectus supplement is accurate only as of the date of this prospectus and any accompanying prospectus supplement, regardless of the time of delivery of this prospectus, any accompanying prospectus or any sale of securities.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
FEES AND EXPENSES	14
FINANCIAL HIGHLIGHTS	16
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS	16
TRADING AND NET ASSET VALUE INFORMATION	17
USE OF PROCEEDS	18
DISTRIBUTION POLICY	18
THE COMPANY	19
LEVERAGE	32
MANAGEMENT	36
RISK FACTORS	42
DETERMINATION OF NET ASSET VALUE	66
DIVIDEND REINVESTMENT PLAN	68
PLAN OF DISTRIBUTION	70
DESCRIPTION OF SECURITIES	71
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	81
CERTAIN ERISA CONSIDERATIONS	88
CLOSED-END FUND STRUCTURE	89
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89
ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR	89
LEGAL MATTERS	90
INCORPORATION BY REFERENCE	90

-i-

PROSPECTUS SUMMARY

The following summary highlights information contained elsewhere in this prospectus. You should read the entire prospectus, including “Risk Factors,” before making a decision to invest in our securities. This summary may not contain all of the information that you should consider before investing in the securities of StoneCastle Financial Corp. In the prospectus, unless the context suggests otherwise, references to “we,” “us,” “Company,” “our company” or “our” refer to StoneCastle Financial Corp., a Delaware corporation and its subsidiaries; references to “Adviser” mean StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark”), a Delaware limited liability company; references to “ArrowMark Partners” or “ArrowMark” mean ArrowMark Colorado Holdings, LLC, the parent of our Adviser; references to “common stock” or “shares” mean the common stock of StoneCastle Financial Corp; and references to “securities” mean the common stock, preferred stock, subscription rights and debt securities of StoneCastle Financial Corp.

The Company

StoneCastle Financial Corp. is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We have elected to be treated, and intend to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objectives

Our primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation. We are focused on income generation, capital preservation, and providing risk-adjusted rates of return. There can be no assurance that we will achieve our investment objectives.

Investment Strategies

We attempt to achieve our investment objectives through investment in preferred equity, subordinated debt, convertible securities, alternative capital securities (sometimes known as regulatory capital securities) and common equity issued by national, regional and community banks and financial institutions and companies that provide goods and services to banking companies. See “Banking Sector Focus” and “Alternative Capital Securities.” We make investments that will generally be expected to pay us dividends and interest on a current basis and generate capital gains over time. We may seek to enhance our returns through the use of warrants, options and other equity conversion features. We also invest in similar securities of larger regional, national and money center banks domiciled in the United States, global money center banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related businesses and, under normal circumstances, invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses.

We focus our portfolio on making long-term, passive, non-control investments in the bank sector and banking-related securities seeking regulatory capital for organic growth, acquisitions and other refinancing activities. We intend to continue to direct investments in numerous issuers differentiated by asset size, business models and geographies. We also may invest in an option strategy that will normally consist of writing (selling) call options on bank equity securities in our portfolio (“covered calls”).

We indirectly invest in securities issued by banks through structured securities and credit derivatives. We currently invest in equity and junior debt tranches of collateralized loan obligations, or CLOs, and other debt securitizations, that are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to (and, to a lesser extent, unsecured, subordinated debentures and notes issued by) community banks or savings institutions or their respective holding companies. We may also invest in other securities and instruments that are related to these investments or that our Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. These indirect investments provide exposure to and focus on the same types of direct investments that we make in banking companies and, accordingly, our investments in structured securities and credit derivatives that provide exposure to banking-related business are considered an investment in banking-related businesses. We believe that the use of such instruments complement our overall strategy and enhance the diversity of our holdings.

With the proceeds of future equity offerings we will seek to grow and further diversify our portfolio of investments. We may also incur additional leverage to the extent permitted by the Investment Company Act. See “Leverage.” Although we normally seek to invest substantially all of our assets in banking-related securities, we reserve the ability to invest up to 20% of our assets in other types of securities and instruments.

Additionally, we may take temporary defensive positions that are inconsistent with our investment strategy in attempting to respond to adverse market, economic, political or other conditions. If we do so, we may not achieve our investment objective. We may also choose not to take defensive positions.

Our Adviser

StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark”), an SEC-registered investment adviser dedicated to the banking sector, was newly formed on December 3, 2019 and manages our assets. Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). Our Adviser is wholly-owned by ArrowMark Colorado Holdings, LLC (together with its affiliates “ArrowMark Partners” or “ArrowMark”). Founded in 2007, ArrowMark Partners is a 100% privately-owned and SEC-registered investment adviser based in Denver, Colorado. As of September 30, 2020 the firm managed $19.5 billion in assets on behalf of a broad array of institutional clients and professional asset allocators across alternative credit and capacity constrained equity strategies, as well as through the $5 billion corporate and lending business.

Each of our Adviser’s investment decisions is reviewed and approved for us by our Adviser’s investment committee, the members of which may also act as the investment committee for other investment vehicles managed by our Adviser or its affiliates.

Our Adviser, in addition to its own resources, may access experienced investment professionals and senior investment personnel of ArrowMark and its affiliates. Our Adviser intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of ArrowMark Partners’ investment professionals. Biographical information for key members of our Adviser’s investment team is set forth below under “Management—Biographical Information.” As our investment adviser, our Adviser is obligated to allocate investment opportunities among us and its other clients in accordance with its allocation policy; however, there can be no assurance that our Adviser will allocate such opportunities to us fairly or equitably in the short-term or over time.

Banking Sector Focus

We pursue our investment objective by taking advantage of a broad spectrum of available investment opportunities in the bank sector, including securities in U.S. community banks, larger regional, national and money center banks domiciled in the United States, global money center banks and companies that provide goods and/or services to banking companies.

We invest in public and privately-held community banks located throughout the United States. For the purpose of our investment objectives and this prospectus, we define “community bank” to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. As of September 30, 2020, the community banking sector is a highly fragmented $2.5 trillion industry, comprised of 4,590 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets. Community banks generally have simple, straightforward business models and geographically concentrated credit exposure. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, we believe that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations. Many of these community banks are well established, having been in business on average for more than 75 years, and having survived many economic cycles, including the most recent financial crisis. We invest directly in community banks differentiated by asset sizes, business models and geographies.

We also invest in similar securities of larger regional, national and money center banks domiciled in the United States, global money center banks and companies that provide goods and/or services to banking companies. Additionally, we utilize alternative capital securities in the portfolio consistent with our investment strategy. We typically invest in alternative capital securities issued by larger, regulated global money center banks and backed by a diverse range of underlying corporate credits held by the bank itself. Banks issue alternative capital transactions to optimize capital ratios, reduce balance sheet concentrations and respond to regulatory changes. Through the structure of the alternative capital transaction, the issuing bank retains meaningful exposure to the underlying collateral pool which helps to promote alignment with investors and incentive to maintain disciplined underwriting standards. Alternative capital transactions are driven by long-term trusted relationships and only a relatively small group of financial institutions are known to participate. We intend to continue to direct investments into alternative capital securities with high quality collateral and diversified exposure that has the potential to generate floating rate current income.

Market Opportunity

The Company was formed to invest to support the ongoing capital needs of banks and banking-related institutions. We believe that the banking sector continues to offer a broad spectrum of available opportunities that are consistent with our investment objective. We believe that the community banking sector continues to be attractive due to the strong long-term performance of community banks and the general lack of investment competition from institutional investors. Specifically the Company seeks investment opportunities in preferred equity, subordinated debt, convertible securities and common equity in the U.S. community bank sector as well as alternative capital securities issued by a regulated banking institution. The Company also believes similar investments in securities of larger U.S. banks, global money center banks and companies that provide goods and/or services to banking companies represent attractive market opportunities. Alternative capital securities will likely increase as an important component of the Company’s overall investment portfolio. As with all investments, investments in alternative capital securities are subject to several risks. See, “Risks”.

Summary of Principal Risks

An investment in our securities involves risk, and we urge you to consult your tax and legal advisors before making an investment in our securities. You could lose some or all of your investment. See “Risk Factors.”

An investment in our common stock involves significant risks, including:

Risks Related to Our Operations

•	There can be no assurance that we will achieve our business objectives.

•	Our performance is highly dependent on our Adviser.

•	Most of our assets will be unrated, illiquid, and their fair value may not be readily determinable.

•	Our Adviser may rely on assumptions that prove to be incorrect.

•	Our Adviser and its affiliates may serve as investment adviser to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of us or our stockholders.

•	TARP Preferred are perpetual, which means these securities do not have a maturity date and we are not permitted to cause them to be redeemed.

•	TARP Preferred are callable, which means the issuer may buy back these securities. As of June 30, 2020, the current dividend rate on the majority of TARP Preferred is 9%. A majority of these securities experienced a dividend rate increase to 9% from 5% in late 2013 or through early 2015.

•	We expect that the majority of the new issue preferred stock in which we invest will be non-cumulative and our portfolio may consist of (i) up to 100% of non-cumulative preferred equity securities, (ii) a substantial amount of cumulative preferred equity securities or (iii) any combination thereof.

•	Alternative capital securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of alternative capital securities, where stricter regulation could make alternative capital securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Alternative capital securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, currency risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

•	The Company is subject to equity and other risks in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices and may or may not be listed on a domestic securities exchange or cleared by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The Company may invest in writing covered calls based on underlying bank equity securities in its portfolio. The use of covered calls on bank equity securities may require the Company to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security it might otherwise sell. The Company also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

•	We operate with leverage, which may adversely affect our return on our assets and may reduce cash available for distribution.

•	Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Company’s Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

•	Our investments will be subject to dividend and interest rate fluctuations, and we are subject to interest rate risk. In particular, our investments in subordinated or unsecured debt securities that are perpetual or have maturities in excess of ten years subject us to a high degree of interest rate risk.

•	The recent global outbreak of the COVID-19 virus and the resulting pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The operational and financial performance of some of the portfolio banks in which we make investments may be impacted by COVID-19, which may in turn impact the valuation of our investments and results of our operations.

•	Investments denominated in foreign currencies as well as currency hedge transactions will be subject to fluctuations in value.

•	We may acquire CLO equity and junior debt securities that are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are typically highly levered and, therefore, the junior debt and equity tranches in which we are currently invested and in which we may invest will be subject to a higher degree of risk of total loss. Investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs in which we invest or may invest generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we generally pay a proportionate share of the CLOs’ administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. CLOs present risks including default (credit), interest rate and prepayment risks. The interests we acquire in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid and the price at which these securities are sold may be less than the price used to calculate our NAV.

•	We may compete with a number of other prospective investors for desirable investment opportunities.

•	We may generate low or negative rates of return on capital, and we may not be able to execute our business plans as expected, if at all.

•	Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•	Our quarterly results may fluctuate.

•	We make distributions to our stockholders on a quarterly basis out of assets legally available for distribution, including net investment income, capital gains, paid-in capital and borrowings. If the amount of any distribution exceeds our net investment income or capital gains, then all or a portion of such distribution could constitute a return of capital to stockholders rather than dividend income for tax purposes. A return of capital distribution has the effect of lowering stockholders’ basis in their shares, which will result in higher tax liability when the shares are sold, even if such shares have not increased in value or have, in fact, lost value. In addition to the tax consequences, such a distribution is a return of a shareholder’s own investment, but distributed net of Company expenses, and will decrease the funds available for investment by the Company. For our fiscal years ended December 31, 2019 and 2018, all of the distributions the Company made to stockholders consisted of income generated from our investment portfolio. Derivatives transactions may limit our income or result in losses.

•	Financing arrangements with lenders or preferred shareholders may limit our ability to make dividend payments to our stockholders.

•	We may change our business strategy and operational policies without stockholder consent (unless stockholder consent is specifically required by the Investment Company Act), which may result in a determination to pursue riskier business activities.

•	Laws and regulations may prohibit the banks in which we invest from paying interest and/or dividends to us.

•	Legal and regulatory changes could occur that may adversely affect us.

•	We may be required to register as a commodity pool operator.

•	Market fluctuations caused by force majeure, terrorism or certain other acts may adversely affect our performance.

•	Changes in interest rates may affect our net investment income, reinvestment risk and the probability of defaults of our investments.

Risks Related to Our Use of Leverage

•	We currently have a bank loan to finance investments as a form of leverage. We also have authority to issue preferred stock or engage in reverse repurchase agreements to finance investments.

•	Leverage exaggerates the effects of market downturns or upturns on the NAV and market value of our common stock, as well as on distributions to holders of our common stock.

•	Leverage can also increase the volatility of our NAV, and expenses related to leverage can reduce our income.

•	In the case of leverage, if our assets decline in value so that asset coverage requirements for any borrowings or preferred stock would not be met, we may be prevented from paying distributions, which could jeopardize our qualification for pass-through tax treatment, make us liable for excise taxes and/or force us to sell portfolio securities at an inopportune time.

•	The use of leverage through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged, and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

The Company utilizes a revolving credit agreement with Texas Capital Bank, N.A. (“Texas Capital Bank”) (the Credit Facility”). The terms of the Credit Facility were last amended in May 2017, to provide for a maximum borrowing amount of $62 million and a fee of London Interbank Offered Rate (“LIBOR”) +2.35%, with a maturity date of May 2022. The Credit Facility contains customary covenants, negative covenants and default provisions, including covenants that limit our ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. Prior to the May 2017 amendment, the Credit Facility had been with a syndicate of financial institutions that was led by Texas Capital Bank, it had a five-year term maturing in June 2019, was priced at a term of 1, 2 or 3-month LIBOR plus 2.85%, and permitted us to borrow up to $70.0 million. As of June 30, 2020, $33.0 million was committed and drawn on the Credit Facility. The United Kingdom’s Financial Conduct Authority had announced plans to phase out the use of LIBOR by the end of 2021. However, on November 18, 2020, ICE Benchmark Administration Limited (“IBA”), the LIBOR administrator, announced that it will consult on its intention to cease publication of euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, and on November 30, 2020, IBA announced that it will issue a consultation on extending the discontinuation date for U.S. dollar LIBOR to June 30, 2023. Acknowledging IBA’s announcement regarding U.S. dollar LIBOR, the Federal Reserve Board , the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency noted that extending the publication of U.S. dollar LIBOR until June 30, 2023 would allow most legacy U.S. dollar LIBOR contracts to mature before LIBOR experiences disruptions and cautioned that banks entering into new contracts that use U.S. dollar LIBOR as a reference rate after December 31, 2021 would create safety and soundness risks. Therefore, banks are encouraged to cease entering into new contracts that use U.S. dollar LIBOR as a reference rate as soon as practicable and in any event by December 31, 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR.

•	The Credit Facility imposes asset coverage requirements, which are more stringent than those imposed by the Investment Company Act, or by our policies. In addition, we agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Facility became effective unless changes to these policies and restrictions are consented to by Texas Capital Bank.

•	The covenants or guidelines under the Credit Facility could impede the Adviser from fully managing our portfolio in accordance with our investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Credit Facility.

•	For as long as the Credit Facility remains in effect, we may not incur additional debt under any other facility, except in limited circumstances.

•	The Credit Facility allows us to prepay borrowings under the Credit Facility at any time. We do not anticipate that such guidelines will have a material adverse effect on the holders of our common stock or on our ability to achieve our investment objectives. We may also consider alternative measures of obtaining leverage in the future.

See “Leverage,” and also “Risk Factors—Risks Related to Our Use of Leverage,” for further information.

Risks Related to Investing in the Banking Sector

•	Our assets will be concentrated in the banking industry, potentially exposing us to greater risks than companies that invest in multiple sectors.

•	We primarily invest in equity and debt securities issued by banks, subjecting us to unique risks.

•	All of our investments are subject to liquidity risk, but we may face higher liquidity risk if we invest in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.

•	We expect to keep our portfolio of securities and investments focused on the bank sector, which would make us more economically vulnerable in the event of a downturn in the banking industry.

•	A large number of community banks may fail during times of economic stress.

•	We expect to keep our portfolio of securities and investments focused on the bank sector, with an emphasis on community banks whose business is subject to greater lending risks than larger banks.

Bank Regulatory and Geopolitical Risk

•	The banking institutions in which we invest, including global money center banks, are subject to substantial regulations that could adversely affect their ability to operate and the value of our investments. In addition, geopolitical instability, natural disasters, including outbreaks of infectious diseases, or in times of significant global market downturns, which may impact the value of alternative capital securities or other investments.

•	We may become subject to adverse current or future banking regulations.

•	Ownership of our stock by certain types of regulated institutions may subject us to additional regulations.

•	Investments in banking institutions and transactions related to our portfolio investments may require approval from one or more regulatory authorities.

•	If we were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in us would be subject to certain restrictions and regulations.

•	The Financial Accounting Standards Board, or FASB, has issued a new credit impairment model, the Current Expected Credit Loss, or CECL model, which must be implemented by banks and certain other companies beginning in 2021. Under the CECL model, entities subject to the model will be required to present certain financial assets carried at amortized cost, such as loans held for investment and held-to-maturity debt securities, at the net amount expected to be collected. The measurement of expected credit losses is to be based on information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This measurement will take place at the time the financial asset is first added to the balance sheet and periodically thereafter. This differs significantly from the "incurred loss" model, which delays recognition until it is probable a loss has been incurred. CECL may create more volatility in the companies in which we invest, and this in turn could affect the value of our portfolio.

Risks Related to Our Adviser and/or its Affiliates

•	Our performance is dependent on our Adviser, and we may not find a suitable replacement if the management agreement is terminated.

•	The departure or death of any of the members of senior management of our Adviser or ArrowMark Partners may adversely affect our ability to achieve our business objective; our management agreement does not require the availability to us of any particular individuals.

•	If our Adviser ceases to be our manager under our management agreement, financial institutions that provided our credit facilities may not provide future financing to us.

•	Our Adviser’s liability is limited under our management agreement, and we have agreed to indemnify our Adviser against certain liabilities.

•	There may be potential conflicts of interest between our management and our Adviser, on one hand, and the interest of our common stockholders, on the other.

•	We are limited in our ability to conduct transactions with affiliates.

•	Our Adviser’s investment committee is not independent from its management.

•	We may compete with our Adviser’s current and future investment vehicles for access to capital and assets.

•	There may be other conflicts of interest in our relationship with our Adviser and/or its affiliates that could negatively affect our earnings.

•	Our Adviser’s management of our business is subject to the oversight of our board of directors, but our board of directors will not approve each business decision made by our Adviser.

•	Our Adviser may be incentivized to incur additional leverage, up to the extent permitted by regulations, even if additional leverage is not in the best interests of the Company’s stockholders.

Risks Related to Offerings

•	The price for our common stock may be volatile.

•	The price for our common stock is subject to market risk.

•	Future offerings of debt securities or preferred stock, which would rank senior to our common stock upon our liquidation, and future offerings of equity securities, which would dilute our existing stockholders and may be senior to our common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of our common stock.

Risks Related to Taxation

•	Despite our election to be treated as a RIC, we may not be able to meet the requirements to maintain an election to be treated as a RIC.

•	We will be subject to corporate-level federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code.

•	Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder’s particular circumstances.

We strongly urge you to review carefully the discussion under “Material U.S. Federal Income Tax Considerations” and to seek advice based on your particular circumstances from an independent tax advisor.

Competitive Advantages

We believe that our significant focus on the banking sector provides us with a strong competitive advantage relative to non-specialized investors. We believe that we are well-suited to meet the capital needs of the banking sector.

Targeted Investment Characteristics

Our business strategy focuses on minimizing risk by using a disciplined underwriting process for all of our sector investments. Proprietary fundamental research is the basis for all investment decisions.

With respect to our investments in community banks, we seek banks that exhibit the following characteristics:

•	Experienced Management. We seek to invest in community banks with management teams or sponsors that are experienced in running local banking businesses and managing risk. We seek community banks that have a particular market focus, expertise in that market, and a track record of success. Further, we actively seek to invest in banks with senior management teams with significant ties to their local communities.

•	Stability of Earnings. We seek to invest in community banks with the potential to generate stable cash flows over long periods of time, and therefore we presently seek out institutions that have a defined lending strategy and predictable sources of interest revenues, stable sources of deposits and predictable expenses.

•	Stability of Market. We seek to invest in community banks whose core business is conducted in one or more geographic markets that have sustainable local economies. The market characteristics we seek include stable or growing employment bases and favorable long-term demographic trends, among other characteristics.

•	Growth Opportunities. We seek to invest in healthy community banks headquartered in markets that provide significant organic growth opportunities, or are headquartered in highly fragmented markets where industry consolidation is likely providing the opportunity for community banks to grow through acquisitions of smaller competitors.

•	Strong Competitive Position. We focus on community banks that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages that should help to protect and potentially expand their market position and profitability. Typically, we do not expect to invest in newly organized institutions or community banks having highly speculative business plans.

•	Visibility of Exit. When investing in common equity, we seek investments that we expect to result in an exit opportunity. Exits may come through the conversion of an investment into public shares; an initial public offering of shares by the bank; the sale of the bank; or the repurchase of shares by the bank or another financial investor.

With respect to our investments in alternative capital securities, we seek to invest in issues that exhibit the following characteristics:

•	Investor and Issuer Alignment: We seek to invest in alternative capital securities where the issuing bank originated the underlying loans with the intention to be held on the bank’s balance sheet. We seek alternative capital transactions where the issuing bank retains meaningful exposure to the underlying collateral pool through a structure that creates alignment with investors by incentivizing the issuing bank to maintain disciplined underwriting processes and standards.

•	High Quality Collateral: We generally seek to invest in alternative capital securities where the underlying collateral is at or near investment grade at the time of issuance.

•	Diversified Exposure: We seek to invest in alternative capital securities where the underlying collateral is diversified across geographies, sectors, and individual borrowers. Additionally, we seek securities that are subject to guidelines which enforce collateral diversification over the expected life.

•	Floating Rate, Current Income: We seek to invest in alternative capital securities that have a floating rate structure to help mitigate interest rate risk.

Investments

We primarily invest in bank-related securities including community banks, other FDIC-insured institutions and alternative capital transactions, as well as in companies that provide goods and/or services to banking companies. We have an existing pipeline of potential investments that meet our criteria, consisting primarily of preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity. We invest in accordance with our Adviser’s investment policy in primarily the following assets:

Preferred and Common Equity Assets. We continue to receive capital requests from numerous community banks regarding potential investments initially in amounts ranging from approximately $3 million to $20 million per investment.  Preferred stock may have fixed or variable dividend rates, which may be subject to rate caps and collars.  In connection with our investments, we may also receive options or warrants to purchase common or preferred equity.

Regardless of the type of capital security, we intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that our Adviser believes have the ongoing ability to pay dividends or interest on their securities, and that are not currently a party to any regulatory enforcement actions that would limit or hinder their ability to pay dividends or interest.  While we do not intend to invest a significant portion of our funds in institutions that do not meet these criteria, we may invest in institutions that our Adviser believes have the ability to emerge from such conditions, pay any accrued interest or cumulative unpaid dividends at emergence and begin the normalized payment of interest or dividends in arrears and/or as frequently stipulated by the issuance in question.

From time to time, we may also invest in Tier 2 qualifying debt securities (long term subordinated debt securities) and other debt securities or hybrid instruments issued by community banks or their holding companies. Additionally, we may invest in Tier 1 qualifying debt securities. These debt securities may have fixed or floating interest rates.

Alternative Capital Securities. We invest in alternative capital securities (which are also known as regulatory capital securities) issued by various regulated banking institutions. Alternative capital securities are generally securities that are issued by a regulated banking institution as an alternative to issuing common equity.

Covered Calls and Other Option Transactions. The Company intends to provide current income from short-term gains earned through an option strategy which will normally consist of writing (selling) call options on bank equity securities in its portfolio (“covered calls”). Any premiums received by the Company from writing options may result in short-term capital gains. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Company owns. When the Company sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Company forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

Convertible Securities. We may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock.

Generally, convertible securities entitle us to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for us to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, we may hold such common stock in our portfolio even if we would not invest in the common stock of such issuer.

We may invest in contingent securities structured as contingent convertible securities also known as “CoCos”. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Collateralized Loan Obligations and other Structured Securities. A CLO is a special purpose vehicle that is formed to finance a pool of loans which meet predefined investment criteria. It generally raises capital by issuing both debt and equity securities. Typically, a CLO will issue various classes, or “tranches,” of debt broadly categorized as senior and subordinate debt tranches as well as an equity tranche.

CLO securities receive cash flows generated by underlying collateral according to a defined payment waterfall. Principal and interest payments to CLO debt tranches are typically paid sequentially, with senior debt tranches receiving cash flows prior to subordinate debt tranches. The risk and return to CLO debt tranches vary depending upon each tranche’s right to collect cash flows generated by the underlying collateral. CLO debt tranches are generally rated, with ratings ranging from the highest investment grade to below investment grade, with coupons commensurate with the risk of each tranche. CLO debt tranches are also generally structured with covenants which, if violated, divert cash flows to the senior tranches prior to making any interest or principal payments to subordinate debt tranches or equity tranches.

Unlike debt securities issued by CLOs, CLO equity securities are not rated and do not have contractually stated payment schedules. At origination, the weighted average interest rate of all CLO debt tranches is generally lower than the weighted average interest earned by a CLO’s underlying collateral, resulting in an interest rate spread. CLO equity securities receive residual cash flows, or the interest spread, generated by the underlying collateral after obligated payments for CLO debt securities and other expenses of the CLO have been made.  CLO equity tranches typically comprise approximately 10%-20% of total capital raised by a CLO.

CLO equity tranches can generate relatively front-end loaded cash flows. CLO equity cash flows are also highly dependent on the credit performance of their underlying collateral pool. If loans within the collateral pool default, the reduced amount of performing collateral leads to lower cash flows available for distribution through CLO waterfalls, resulting in lower residual cash flows available for equity tranches. Residual cash flows are also impacted by changes in portfolio spreads for CLO collateral. Declines in spreads on newly issued collateral during the reinvestment period result in lower residual cash flows available for equity tranches.

Community Funding 2018, LLC (“CF 2018”). As of November 1, 2020, the Company has invested $22.4 million in the interests of CF 2018, representing all of the outstanding securities of CF 2018. CF 2018 is a structured financing vehicle that finances, originates and services loans to FDIC-insured community banks or savings institutions or their respective holding companies (“Obligors”). Such loans are pledged as collateral to secure loans made to CF 2018 by one more insurance companies (“Lender”) under a credit and security agreement with a final maturity date in July 2028. The Obligors are generally not publicly rated by any rating agency. The loans held by CF 2018 may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated. These loans are not deposits and are not insured by the FDIC or any government agency or instrumentality thereof. The Company purchased its interests in CF 2018 with an initial contribution of cash and securities and subsequent cash contributions. The CF 2018 Interests are unsecured equity interests that do not bear a stated rate of interest but entitle us to receive distributions on each payment date solely to the extent of excess interest proceeds and/or principal proceeds, if any. This means that we can only lose the amount that we invested in CF 2018, we are not liable for the liabilities of CF 2018, and we will not receive distributions from CF 2018 for a period until CF 2018 pays its interest and principal payments to the Lender for that period.

CF 2018 has retained StoneCastle Investment Management, LLC (the “Servicer”) to perform certain administrative functions pursuant to a servicing agreement dated February 7, 2018 (the “Servicing Agreement”). Pursuant to the terms of the Servicing Agreement, the Servicer, among other things, monitors and services CF 2018’s collateral loans, provides to the CF 2018’s lenders, collateral administrator and administrative agent certain information and reviews the reports prepared pursuant to the credit agreement. Under the terms of the Servicing Agreement, Servicer is entitled to a fee payable in arrears in an amount equal to 0.30% per annum of the sum of the aggregate principal balance of the collateral loans (excluding any ineligible, defaulted or defaulted loans). This fee is paid directly by CF 2018 to the Servicer. The Servicer has agreed to remit its fees received under the Servicing Agreement to us so long as we continue to hold all of the interests of CF 2018.

We believe that securitizations such as CF 2018 enable us to deploy our capital efficiently and to increase our capacity to generate income from providing financing to community banks.

TARP Assets. We own and may continue to own one or more portfolios of perpetual preferred stock issued by community banks under the U.S. Department of the Treasury’s (“U.S. Treasury”) Troubled Asset Relief Program (“TARP”) Capital Purchase Plan. Under TARP, more than 450 community banks issued in excess of $10 billion of perpetual preferred stock in 2008 and 2009 (“TARP Preferred”) and approximately $2.2 billion in TARP Preferred issued by approximately 121 institutions. We typically purchase these securities through secondary market transactions.

Leverage

We have borrowed funds and expect to continue to borrow to fund our investment activities, which is also known as utilizing leverage. While we may enter into borrowing arrangements with banks or other lenders that are unsecured, we currently fund a portion of our investments with a secured debt facility. We will operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, reverse repurchase agreements and other borrowings. Additionally, we may create one or more wholly-owned special purpose subsidiaries to facilitate secured borrowing structures.

We have borrowed to fund a portion of our assets and limit our overall borrowing to meet the limitations set forth under the Investment Company Act. Accordingly, we will limit (i) leverage from debt securities to one-third of our total assets, including the proceeds of such borrowings, at the time such borrowings are calculated and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of our total assets (including the proceeds of debt securities and preferred stock) less liabilities and indebtedness not represented by our debt securities and preferred stock, each in accordance with the requirements of the Investment Company Act. Although we have no present intention to do so, we may also operate with leverage by issuing preferred stock.

We seek a leverage ratio, based on a variety of factors including market conditions and our Adviser’s market outlook, where the rate of return, net of applicable expenses, on the Company’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

As of June 30, 2020, we incurred leverage through borrowings under the Credit Facility that permitted the Company to borrow up to $62 million as of that date of which $33.0 million was committed and drawn. Our asset coverage ratio as of June 30 2020, was 503%. See “Leverage—Effects of Leverage” for a description of our credit agreement.

Following the completion of the offering, we may increase the amount of leverage outstanding. We may incur additional borrowings in order to maintain our desired leverage ratio of 30%. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage was not used. Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates. The costs associated with our use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock. As long as the rate of return, net of our applicable expenses, on our investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, we will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common stock. Conversely, if the return on such assets is less than the cost of leverage and our other expenses, the return to the holders of our common stock will diminish. To the extent that we use leverage, the NAV and market price of our common stock and the yield to holders of common stock will be more volatile. Our leveraging strategy may not be successful. Our Adviser’s fee is based on “Managed Assets”, which means our total assets (including cash and cash equivalents and any assets purchased with or attributable to any borrowed funds). Because our Adviser’s fee is based on Managed Assets, our Adviser’s fee will be higher if we utilize leverage. See “Risks Related to Our Use of Leverage.”

In order to reduce the interest rate and credit risks associated with our investments and use of leverage, we expect to utilize derivatives including interest rate swaps, caps, floors and forward transactions and credit default swaps, total return swaps and credit-linked notes. In addition, we may utilize futures and warrants in order to hedge against changes in market prices of the securities of the publicly-traded banks in which we invest.

Conflicts of Interest

Our Adviser is subject to certain conflicts of interest in our management. These conflicts arise primarily from the involvement of our Adviser and its affiliates in other activities that may conflict with our activities. Our Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, they may engage in activities where their interests or the interests of their clients may conflict with our interests and the interest of the holders of our common stock. Other present and future activities of our Adviser and its affiliates may give rise to additional conflicts of interest which may have a negative impact on us and the holders of our common stock.

Our Adviser’s compliance department, together with compliance personnel and resources of ArrowMark, oversees the Adviser’s policies and procedures which are designed to ensure compliance with the securities laws and to mitigate potential conflicts of interest.. The Adviser’s policies and procedures system emphasize the principle of fair and equitable allocation of appropriate opportunities to our Adviser’s clients over time. As a result of our Advisor’s allocation policies, we may not be able to invest in all opportunities that are appropriate for us and this may have the effect of reducing our potential earnings. Although our Adviser has agreed with us that it will allocate opportunities among its clients pursuant to its written policies and procedures, there is no assurance that these policies and procedures will work as intended or that we will be allocated our fair share of investment opportunities over time.

Corporate Information

Our principal executive offices are located at 100 Fillmore Street, Suite 325, Denver, CO 80206. Our telephone number is (212)-468-5441.

Adviser Information

The offices of our Adviser are located at 100 Fillmore Street, Suite 325, Denver, CO 80206. The telephone number for our Adviser is (212)-468-5441.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in our securities. An investment in our securities is not appropriate for all investors, and our securities are not intended to be a complete investment program. Our securities are designed as a long-term investment and not as a trading vehicle. Our securities may be an appropriate investment for investors who are seeking:

•	potential recurring dividend and interest cash flow;

•	an investment company focused primarily on the bank sector;

•	an investment company whose capital structure may be significantly leveraged;

•	an investment company that will invest in preferred equity, subordinated debt, alternative capital securities, convertible securities and common equity;

•	an investment company that may be suitable for retirement or other tax-exempt accounts; and

•	professional securities selection and active management by an experienced advisor.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load (1)	%
Offering Expenses (2)	%
Dividend Reinvestment Plan Expenses(3)
Total Stockholder Transaction Expenses	%

Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees(4)	2.67%
Interest payments on borrowed funds(5)	1.43%
Acquired fund fees and expenses (6)	0.00%
Other Expenses (estimated for the current fiscal year)(7)	1.25%
Total Annual Expenses (8)	5.35%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” Participants in the dividend reinvestment plan that instruct the plan administrator to sell shares obtained under the plan may be accessed a $15 transaction fee by the plan administrator and the proceeds of such sale will be net of brokerage commissions, fees and transaction costs. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)	For the purposes of calculating our expenses, we have assumed the maximum contractual management fee of 1.75% of Managed Assets. See “Management—Management Agreement.”
(5)	We entered into a revolving credit agreement on June 9, 2014. Interest expense assumes that leverage will represent approximately 30% of our Managed Assets (as defined under “Management—Management Agreement—Management Fee”) and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 3.32% for the six months ended June 30, 2020. We have assumed for purposes of these expense estimates that we will utilize leverage for the entire year.
(6)	Includes fees and expenses of approximately 0.00% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.
(7)	Pursuant to the management agreement, our Adviser furnishes us, or arranges for the furnishing of office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We bear all expenses incurred in our operations, and we will bear the expenses related to any future offering. “Other Expenses” above includes all such costs not borne by our Adviser, which may include but are not limited to overhead costs of our business, commissions, fees paid to CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA, as part of our exclusive investment referral and endorsement relationships with those subsidiaries, fees and expenses connected with our investments and auditing, accounting and legal expenses. Our agreements with CAB Marketing, LLC and CAB, L.L.C. terminated effective August 31, 2020, and require an additional payment of $150,000 in the year following termination in recognition of the trailing benefit of the CAB name license. See “Management—Management Agreement—Payment of Our Expenses.” “Other Expenses” also includes Acquired Fund fees and expenses, which expenses are estimated to not exceed one basis point of our average net assets for the current fiscal year.
(8)	Total Annual Expenses may not correlate to the ratio of expenses to average net assets disclosed in the Company’s annual and semi-annual reports to stockholders in the financial highlights table, which reflects operating expenses of the Company and does not include “Acquired Fund” fees and expenses.

Example1

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon the assumption that our annual operating expenses remain at the levels set forth in the table above and that the annual return on investments before fees and expenses is 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$	$	$	$

The purpose of the table and example above is to assist you in understanding the various costs and expenses that an investor in any future offering will bear directly or indirectly. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

1 Example to be completed by amendment.

The “Other Expenses” shown in the table and related footnote above are based on estimated amounts for our current fiscal year of operation unless otherwise indicated. If we issue fewer shares of common stock, all other things being equal, certain of these percentages would increase. For additional information with respect to our expenses, see “Management” and “Dividend Reinvestment Plan.”

FINANCIAL HIGHLIGHTS

The information in “Financial Highlights” of our most recent annual shareholder report on Form N-CSR is incorporated by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The matters discussed under “Prospectus Summary,” “Risk Factors,” “Distribution Policy,” “The Company” and elsewhere in this prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments and achieve certain levels of return, the availability to us of additional capital and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. Statements regarding the following subjects are forward-looking by their nature:

•	our business strategy;

•	our ability to use effectively the proceeds of any future offering and manage our anticipated growth;

•	our ability to obtain future financing arrangements;

•	estimates relating to, and our ability to make, future distributions;

•	our ability to compete in the marketplace;

•	market trends;

•	projected capital and operating expenditures, including fees paid to our affiliates; and

•	the impact of technology on our operations and business.

Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our securities, along with the following factors that could cause actual results to vary from our forward-looking statements:

•	the factors referenced in this prospectus, including those set forth under the sections captioned “Risk Factors” and “The Company;”

•	general volatility of the capital markets and the market price of our common stock;

•	changes in our business strategy;

•	availability, terms and deployment of capital;

•	availability of qualified personnel;

•	changes in the sectors in which we invest, interest rates or the general economy;

•	increased rates of default and/or decreased recovery rates relating to our investments;

•	changes in applicable laws, rules or regulations;

•	our ability to continue to meet the requirements for treatment as a RIC;

•	increased prepayments relating to our investments; and

•	the degree and nature of our competition.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We are not obligated, and do not undertake an obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TRADING AND NET ASSET VALUE INFORMATION

The following table sets forth, for the quarters indicated, the highest and lowest prices on the NASDAQ Global Select Market per share of common stock, and the NAV per share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NASDAQ Global Select Market during the respective quarters.

	NAV per Share on Date of Market Price(1)		NASDAQ Global Select Market Price Per Share(2)		Premium/(Discount) to NAV on Date of Market Price(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
March 31, 2018	$21.58	$21.58	$22.75	$20.26	5.4%	(6.1)%	1,794,698
June 30, 2018	$22.01	$22.01	$24.92	$21.24	13.2%	(3.5)%	882,169
September 30, 2018	$22.04	$22.04	$23.00	$21.50	4.4%	(2.5)%	793,820
December 31, 2018	$21.43	$21.43	$22.61	$16.75	5.5%	(21.8)%	1,324,033
March 31, 2019	$21.63	$21.63	$22.43	$19.12	3.7%	(11.6)%	867,370
June 30, 2019	$21.80	$21.80	$22.35	$21.00	2.5%	(3.7)%	566,945
September 30, 2019	$21.75	$21.75	$22.44	$20.62	3.2%	(5.2)%	702,466
December 31, 2019	$21.83	$21.83	$23.92	$21.86	9.6%	(0.1)%	1,021,569
March 31, 2020	$19.00	$19.00	$22.96	$9.25	20.8%	(51.3)%	1,914,534
June 30, 2020	$20.27	$20.27	$18.55	$12.46	(8.5)%	(38.5)%	981,721
September 30, 2020	$20.89	$20.89	$20.09	$15.33	(3.8)%	(26.6)%	877,204

(1) Based on our computations.

(2) Source: The NASDAQ Global Select Market.

(3) Based on our computations.

(4) Source: Bloomberg.

On September 30, 2020, our per share NAV was $20.89 and our per share market price was $19.41. As of December 8, 2020 our per share market price was $20.80, representing a (0.43% discount to such NAV).

We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. Our issuance of common stock may have an adverse effect on prices for our common stock in the secondary market by increasing the number of common shares available, which may put downward pressure on the market price for our common stock.

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a “discount”). The possibility that our shares will trade at a discount from NAV is a risk separate and distinct from the risk that our NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not redeemable at the request of stockholders. We may repurchase our shares in the open market or in private transactions, although we have no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NASDAQ Global Select or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, making investments in accordance with our investment objective and policies. We anticipate that the proceeds will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and it is anticipated to take not more than approximately three to six months from the closing of any offering. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments. Although we anticipate that a substantial portion of the proceeds from any offering will be invested pursuant to our investment objective and policies, some of the proceeds may be used to make capital gain distributions required to maintain our tax status as a RIC.

DISTRIBUTION POLICY

We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC; investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses.

We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC. For federal income tax purposes, as a RIC we are required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain a qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Material U.S. Federal Income Tax Considerations.”

We will pay all dividends at the discretion of our board of directors, and the dividends we pay will depend on a number of factors, including:

•	distribution requirements under the Investment Company Act and to maintain our status as a RIC.

•	our financial condition; general business conditions; actual results of operations;

•	the timing of the deployment of our capital; debt service requirements;

•	availability of cash distributions;

•	our operating expenses;

•	any contractual, legal and regulatory restrictions on the payment of distributions by us to our stockholders including debt covenants imposed by lenders to the Company; and

•	other factors our board of directors in its discretion may deem relevant.

If a stockholder’s common stock is registered directly with us or with a brokerage firm that participates in our dividend reinvestment plan, distributions will be automatically reinvested in additional common stock under the dividend reinvestment plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See “Dividend Reinvestment Plan.”

THE COMPANY

StoneCastle Financial Corp. was organized on February 7, 2013 as a Delaware corporation, established to make investments in the banking sector throughout the United States. The Company invests in the U.S. community bank sector, as well as larger regional, national and money center U.S. banks, global money center banks and financial institutions and companies that provide goods and/or services to banking companies.

We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities, alternative capital securities and common equity issued by national, regional and community banks and financial institutions and companies that provide goods and services to banking. See “Banking Sector Focus” and “Alternative Capital Securities.” We make investments that will generally be expected to pay us dividends and interest on a current basis and may generate capital gains over time. We may seek to enhance our returns through the use of warrants, options and other equity conversion features. We also invest in similar securities of larger U.S. domiciled regional, national and money center banks, global money center banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related businesses and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. In addition, as part of its investment strategy, the Company intends to provide current income from short-term gains earned through an option strategy that will normally consist of writing (selling) call options on bank equity securities in its portfolio (“covered calls”). We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code.

Our Adviser

StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark”), an SEC-registered investment adviser dedicated to the banking sector, was newly formed on December 3, 2019 and manages our assets. Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). Our Adviser has access to investment professionals, including from its affiliates, which collectively manage a significant pool of assets across various sectors, including the banking sector. Our Adviser’s investment philosophy is grounded in disciplined, fundamental, bottom-up credit and investment analysis.

We intend to continue to use our Adviser’s existing banking infrastructure to identify attractive investment opportunities and to underwrite and monitor our investment portfolio. Our Adviser is wholly-owned by ArrowMark Colorado Holdings, LLC (together with its affiliates “ArrowMark Partners” or “ArrowMark”). Founded in 2007, ArrowMark Partners is a 100% privately-owned and SEC-registered investment adviser based in Denver, Colorado. As of September 30, 2020 the firm managed $19.5 billion in assets on behalf of a broad array of institutional clients and professional asset allocators across alternative credit and capacity constrained equity strategies, as well as through the $5 billion corporate and lending business. ArrowMark’s unique approach provides extensive insights across the capital structure of financial institutions. ArrowMark has a skilled understanding of how to manage complex risk/reward tradeoffs through the firm’s process of Risk-First fundamental research. ArrowMark’s team has collective experience navigating multiple economic climates and market cycles.

Our Adviser’s bank investment platform is consistent with the Company’s long-term strategy of aligning its investment capabilities to create value for shareholders. Since ArrowMark Partners’ inception, it has demonstrated a track record of identifying investment opportunities within and related to the banking sector. The ArrowMark team has the advantage of banking relationships and expertise developed over decades in the investment industry. Certain members of the ArrowMark team have had prior roles at global financial institutions and broad knowledge of financial services, banking, and investment management industries. ArrowMark’s ability to continue successful execution of the Company’s investment goals and strategies is best demonstrated by ArrowMark’s history of banking-related investments, including experience partnering with larger financial institutions to invest over $2.5 billion in alternative capital transactions since 2010 and successful participation in the Federal Reserve’s Term Asset-Backed Securities Loan Facility program, which was a funding facility that helped market participants meet the credit needs of households and small businesses by supporting the issuance of asset-backed securities.

Each of our Adviser’s investment decisions is reviewed and approved for us by our Adviser’s investment committee, the members of which may also act as the investment committee for other investment vehicles managed by our Advisor or its affiliates.

Our Adviser, in addition to its own resources, may access experienced investment professionals and senior investment personnel of ArrowMark and its affiliates. Our Adviser intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of ArrowMark Partners’ investment professionals. Biographical information for key members of our Adviser’s investment team is set forth below under “Management—Biographical Information.” As our investment adviser, our Adviser is obligated to allocate investment opportunities among us and its other clients in accordance with its allocation policy; however, there can be no assurance that our Adviser will allocate such opportunities to us fairly or equitably in the short-term or over time.

Banking Sector Focus

We intend to pursue our investment objective by taking advantage of a broad spectrum of available investment opportunities in the bank sector, including securities in U.S. community banks, larger U.S. domiciled regional, national and money center banks, global money center banks and companies that provide goods or services to banking companies.

We intend to continue investing in public and privately-held community banks located throughout the United States. For the purpose of our investment objectives and this prospectus, we define “community bank” to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. Community banks generally have simple, straight-forward business models and geographically concentrated credit exposure. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, we believe that community banks frequently have a strong understanding of the local businesses they finance. Many of these community banks are well established, having been in business on average for more than 75 years and have survived many economic cycles, including the most recent financial crisis. We expect to continue to direct community bank investments in numerous issuers differentiated by asset sizes, business models and geographies.

We also invest in similar securities of larger U.S. domiciled banks, global money center banks and companies that provide goods and/or services to banking companies. Additionally, we intend to continue utilizing alternative capital securities in the portfolio consistent with our investment strategy. We typically invest in alternative capital securities issued by larger, regulated U.S. and global money center banks and backed by a diverse range of underlying corporate credits held by the bank itself. Banks issue alternative capital transactions to optimize capital ratios, reduce balance sheet concentrations and respond to regulatory changes. Through structure of the alternative capital transaction, the issuing bank retains meaningful exposure to the underlying collateral pool which helps to promote alignment with investors and incentive to maintain discipline underwriting standards. Alternative capital transactions are driven by long-term trusted relationships and only a relatively small group of financial institutions are known to participate. We intend to continue to direct investments into alternative capital securities with high quality collateral and diversified exposure that has the potential to generate floating rate current income.

Market Opportunity

The Company was formed to invest in support of the ongoing capital needs of bank and banking-related institutions. We believe that the banking sector continues to offer a broad spectrum of available opportunities that are consistent with our investment objective.

We believe that the banking sector, including community banks, is attractive due to the strong long-term performance of community banks and the general lack of investment competition from institutional investors. We believe that the environment for investing in banks, including community banks is attractive for the following reasons:

•	Long-Term Resiliency of Community Banks. The community banking industry has a long history of resiliency and historically has exhibited a low rate of failure. According to data from the FDIC, since 1934, FDIC insured banks and thrifts have failed at an annual rate of 0.35%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in each of 1937 and 1938 (Great Depression). We believe that these figures are comparable with Baa and Ba Moody’s rated corporate bond default rates, which experienced an average annual default rate since 1920 of approximately 0.26% for Moody’s Baa-rated corporate bonds and 1.01% for Ba-rated bonds, with the highest one year default rates of 1.99% and 11.71%, for Baa-rated and Ba-rated corporate bonds, respectively, as reported in an Annual Default study released on February 1, 2019.

•	Greater Equity Cushions. While community banks are generally subject to the same regulations as their larger competitors, community banks have historically maintained significantly larger amounts of equity capital. Given that community banks do not typically have access to different forms of capital from the public markets, most equity in community banks is comprised of common equity, a form considered of the highest quality by federal and state banking regulators. As of September 30, 2020, banks with less than $10 billion of assets maintained Tier 1 risk-based capital ratios 2.10% higher than banks with more than $10 billion of assets. Given that banks over $10 billion have 0.69% higher non-current loans to loans (0.69% vs. 0.51%), community banks generally have significantly better equity cushions than their larger competitors.

•	Large Fragmented Market. Community banks collectively controlled nearly $2.9 trillion of financial assets as of December 31, 2019. Despite significant industry consolidation since 1980, as of December 31, 2019 there were still more than 5,000 FDIC-insured banks in the United States. As of such date, more than 87% of these banks had less than $10 billion of assets and many primarily service their local communities. We believe that the highly fragmented nature of the industry poses significant challenges for potential investors seeking to implement a diversified investment strategy.

•	Robust Demand for Capital. Regulatory changes are requiring all banks to hold increased levels of capital. This requirement creates what we believe to be strong demand for capital in the form of preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity. Further, capital is needed to facilitate ongoing consolidation within the banking industry, including acquisitions of failed banks from the FDIC. Lastly, organic growth of well-positioned institutions also supports demand. Our Adviser estimates that the community banking sector will require billions of dollars of capital over the next several years to facilitate (i) compliance with heightened regulatory capital ratios, (ii) acquisition of competitors and failed banks and (iii) organic asset growth. This estimate is in part based on the size of the trust preferred CDO market and the phase out of trust preferred securities from the definition of Tier 1 capital.

•	Sector Overlooked by Institutional Capital Providers. We believe that many investors historically have avoided investing in community banks due to the small size of these banks, their heavy regulation, the Bank Holding Company Act, which imposes ownership restrictions and the perception that community banks are riskier than larger financial institutions. In addition, many capital providers lack the necessary technical expertise to evaluate the quality of the small- and mid-sized privately-held community banks and lack a network of relationships to identify attractive opportunities.

•	Opportunities for Investments in Larger Banks Through Alternative Capital Securities. We intend to continue to direct investments into alternative capital securities with high quality collateral and diversified exposure that has the potential to generate floating rate current income. Changing regulations and capital requirement needs cause typically larger, global money center banks to issue such securities. Successful investments in such securities often depends on long-term trusted relationships. We believe our experience and reputation in the banking industry will allow us to participate in such investments.

Competitive Advantages

We believe that our significant focus on the banking sector provides us with a strong competitive advantage relative to non-specialized investors. We intend to pursue our investment objective by taking advantage of our considerable experience partnering with larger banks and global money center banks through alternative capital transactions. We believe we are uniquely suited capitalize on this market opportunity in the banking sector for the following reasons:

•	Differentiated Approach. With considerable experience investing in alternative capital securities since 2010, we have refined a flexible investment process that continues to adapt as the market and opportunity set evolve allowing us to selectively pursue opportunities aligned with our investment objectives.

•	Pronounced Sourcing Advantages. Relationships, scale and reputation developed by the team over decades in the banking industry and ten years of consistent participation in the asset class serve as a core component of our ability to access alternative capital securities. Our extensive sourcing network and relationships with long-term issuers that have been cultivated through ongoing engagement are supportive of our highly selective investment process.

•	Adept Structuring and Negotiation. Our team is experienced in developing customized transactions with unique terms that allow us to tailor security structures to a range of collateral types, issuers and regulatory guidelines. With a focus on mitigating risk, we believe in our ability to develop the optimal combination of structural attributes, collateral characteristics and issuer alignment when investing in alternative capital securities.

•	“Risk-First” Fundamental Research. We place equal emphasis on in-depth fundamental analysis of security structure, underlying collateral, and the issuer’s underwriting process to develop a proprietary assessment of collateral risk and the potential for losses. We utilize the appropriate resources with sector specialization and diverse expertise necessary to perform loan-level analysis of collateral pools. We have the unique advantage to draw upon the insights developed through years of alternative capital investment experience that includes information from ongoing monitoring of underlying borrowers, transition rates, workouts and recoveries in historical investments.

•	Disciplined Risk Management. We seek to mitigate unintended risks through thorough due diligence, conservative asset selection, investment discretion, and disciplined portfolio construction. Our dynamic investment approach enhances our ability to manage the potential for systemic and idiosyncratic risks by focusing on multi-layered diversification of collateral, counterparty, sectors and geographies.

•	Experience in the Community Banking Sector. The current investment platform of our Adviser provides us with significant advantages in sourcing, evaluating, executing and managing investments. This proprietary software and database system, known as RAMPART (see below) has been developed over the past decade and is designed to track bank investments and provide the investment professionals with significant operational leverage. As used in the investment advisory business, we believe this software system provides us with a competitive advantage.

•	ArrowMark Pipeline. Sourcing capital securities such as alternative capital securities can be a barrier to entry for many investors, and requires a network of relationships with large bank issuers as, historically, capital securities such as alternative capital securities have been acquired through privately negotiated bi-lateral transactions. ArrowMark Partners has been investing in capital securities similar to the alternative capital securities since 2010 and, with approximately $3.69 billion invested in such securities as of September 30, 2020, is an active investor in the sector. ArrowMark Partners has a pipeline of investment opportunities in Alternative Capital Securities, a portion of which has been allocated to the Company. Given ArrowMark Partners’ investment pipeline, alternative capital securities will likely increase as a percentage of the Company’s overall investment portfolio.

•	Experienced Management Team. Our investment team is comprised of professionals who have substantial expertise investing in community banks, and includes former senior bankers, credit officers, private equity investors, rating agency analysts, bank examiners, fixed income specialists and attorneys.

•	Specialized/Proprietary Systems. The Adviser’s proprietary analytic systems/database that is dedicated to analyzing banks (the “RAMPART” systems) currently tracks and analyzes every bank in the United States and provides our investment professionals with significant operational leverage, allowing our team to sort through vast amounts of data to screen for potential investments. We believe that few institutional investors have developed infrastructure comparable to RAMPART.

•	Disciplined Investment Philosophy and Risk Management. Our Adviser’s senior investment professionals have substantial experience structuring investments that balance the needs of banks with appropriate levels of risk control. Our Adviser’s investment approach for us emphasizes current income and, to a lesser extent, capital appreciation through common equity, warrants, options and conversion features. Given that a significant portion of our investments to be fixed income-like (including preferred stock), preservation of capital is our priority and we seek to minimize downside risk by investing in banks that exhibit the potential for long-term stability (See “The Company—Investment Process and Due Diligence”).

•	Few Organized Competitors. We believe that several factors render many U.S. investors and financial institutions ill-suited to lend to or invest in community banks. Historically, the relatively small size of individual community banks and certain regulatory requirements limiting control have deterred many institutional investors, including private equity investors, from making those investments. We believe that, as a consequence, few institutional investors have developed and possess the specialized skills and infrastructure to efficiently analyze and monitor investments in community banks on a large scale. Based on the experience of our management team, investing in community banks requires specialized skills and infrastructure, including: (i) the ability to analyze small community banking institutions and the local economies in which they do business; (ii) specialized systems to analyze and track vast amounts of bank performance data; (iii) a deep understanding and working relationship with state and federal regulators that oversee community banks; and (iv) brand awareness within the community banking industry and a strong reputation as a long-term partner that understands the needs of community banks to originate investment opportunities successfully.

•	Extended Investment Horizon. Unlike private equity investors, we are not subject to standard periodic capital return requirements. These provisions often force private equity investors to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might prefer, potentially resulting in a lower overall return to investors. We believe that our flexibility to make investments with a long-term view, and without the capital return requirements of traditional private investment funds, provides us with the opportunity to generate attractive returns on invested capital.

Investments

We primarily invest in bank-related securities including community banks, other larger FDIC-insured institutions, global money center banks and alternative capital transactions. We may also invest in companies that provide goods and/or services to banking companies. We invest in accordance with our Adviser’s investment policy in primarily the following assets:

Preferred and Common Equity Assets: We continue to receive capital requests from numerous community banks regarding potential investments initially in amounts ranging from approximately $1 million to $20 million per investment. Preferred stock may have fixed or variable dividend rates, which may be subject to rate caps and collars. In connection with our investments, we may also receive options or warrants to purchase common or preferred equity. We may also purchase common stock of companies listed on recognized exchanges, and may write call options (covered calls) on bank equity securities.

Regardless of the type of capital security, we intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that our Adviser believes have the ongoing ability to pay dividends or interest on their securities, and that are not currently a party to any regulatory enforcement actions that would limit or hinder their ability to pay dividends or interest. While we do not intend to invest a significant portion of our funds in institutions that do not meet these criteria, we may invest in institutions that our Adviser believes have the ability to emerge from such conditions, pay any accrued interest or cumulative unpaid dividends at emergence and begin the normalized payment of interest or dividends in arrears and/or as frequently stipulated by the issuance in question.

From time to time, we may also invest in Tier 2 qualifying debt securities (long-term subordinated debt securities) and other debt securities or hybrid instruments issued by community banks or their holding companies. Additionally, we may invest in Tier 1 qualifying debt securities. These debt securities may have fixed or floating interest rates.

Regulatory capital regulations adopted in response to the Dodd-Frank Act and Basel III require banks to increase their Tier 1 capital and reduce their leverage ratios. These regulations also generally require that, in order to qualify as Tier 1 capital, preferred stock must be non-cumulative in nature (only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital). We expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. While these existing and any future regulatory capital requirements may cause community banks to raise additional capital, these regulations may make some community banks less likely to pay dividends on preferred stock and common stock.

In addition, future changes in regulatory capital regulations may negatively or positively affect our investments and may subject us to additional pre-payment and capital redeployment risk.

Most of our assets are and, we expect, will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that we will be able to realize the value at which we carry such assets if we need to dispose of them. As a result, we can provide no assurance that any given asset could be sold at a price equal to the value at which we carry it. We believe that a majority of the investments we will make will not be rated by a nationally recognized statistical rating organization (“NRSRO”). If such investments were rated by a NRSRO, we believe they may be rated below investment grade.

Alternative Capital Securities. We may invest in alternative capital securities issued by various regulated banking institutions. Alternative capital securities are generally securities that are issued by a regulated banking institution as an alternative to issuing common equity  The Company believes that the Alternative Capital Securities offer a variety of benefits to issuers, including the absence of shareholder dilution, a reduction of credit risk and improved capital/profitability ratios. We believe that the Alternative Capital Securities offer the opportunity for attractive returns relative to the risks taken and to other credit investments currently available. Given the Company’s investment objective of income and capital preservation, we believe that Alternative Capital Securities are well suited for its long-term investment portfolio.

Covered Calls on Bank Equity Securities and Other Option Transactions. The Company intends to provide current income from short-term gains earned through an option strategy which will normally consist of writing (selling) call options on bank equity securities in its portfolio (“covered calls”). Any premiums received by the Company from writing options may result in short-term capital gains. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Company owns. When the Company sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Company forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

Convertible Securities: We may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock.

Generally, convertible securities entitle us to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for us to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, we may hold such common stock in our portfolio even if we would not invest in the common stock of such issuer.

We may invest in contingent securities structured as contingent convertible securities also known as “CoCos”. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event. In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at predetermined dates upon approval of the applicable regulatory authority. There is no guarantee that we will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.

The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Collateralized Loan Obligations and other Structured Securities. A CLO is a special purpose vehicle that is formed to finance a pool of loans which meet predefined investment criteria. It generally raises capital by issuing both debt and equity securities. Typically, a CLO will issue various classes, or “tranches,” of debt broadly categorized as senior and subordinate debt tranches as well as an equity tranche.

CLO securities receive cash flows generated by underlying collateral according to a defined payment waterfall. Principal and interest payments to CLO debt tranches are typically paid sequentially, with senior debt tranches receiving cash flows prior to subordinate debt tranches. The risk and return to CLO debt tranches vary depending upon each tranche’s right to collect cash flows generated by the underlying collateral. CLO debt tranches are generally rated, with ratings ranging from the highest investment grade to below investment grade, with coupons commensurate with the risk of each tranche. CLO debt tranches are also generally structured with covenants which, if violated, divert cash flows to the senior tranches prior to making any interest or principal payments to subordinate debt tranches or equity tranches.

Unlike debt securities issued by CLOs, CLO equity securities are not rated and do not have contractually stated payment schedules. At origination, the weighted average interest rate of all CLO debt tranches is generally lower than the weighted average interest earned by a CLO’s underlying collateral, resulting in an interest rate spread. CLO equity securities receive residual cash flows, or the interest spread, generated by the underlying collateral after obligated payments for CLO debt securities and other expenses of the CLO have been made. CLO equity tranches typically comprise approximately 10%-20% of total capital raised by a CLO.

CLO equity tranches can generate relatively front-end loaded cash flows. CLO equity cash flows are also highly dependent on the credit performance of their underlying collateral pool. If loans within the collateral pool default, the reduced amount of performing collateral leads to lower cash flows available for distribution through CLO waterfalls, resulting in lower residual cash flows available for equity tranches. Residual cash flows are also impacted by changes in portfolio spreads for CLO collateral. Declines in spreads on newly issued collateral during the reinvestment period result in lower residual cash flows available for equity tranches.

We believe that CLOs and other debt securitizations enable us to deploy our capital efficiently and to increase our capacity to provide financing to community banks.

TARP Assets: We own and may continue to own one or more portfolios of perpetual preferred stock issued by community banks under the U.S. Treasury’s TARP Capital Purchase Plan. Under TARP, more than 450 community banks issued in excess of $10 billion of TARP Preferred in 2008 and 2009 and approximately $2.2 billion million in TARP Preferred issued by approximately 121 institutions. We intend to purchase these securities through secondary market transactions.

According to the U.S. Treasury, the TARP Capital Purchase Program was launched to stabilize the financial system by providing capital to viable financial institutions of all sizes throughout the nation. The Capital Purchase Program was designed to bolster the capital position of viable institutions of all sizes and to build confidence in these institutions and the financial system as a whole. The U.S. Treasury initially committed more than one-third of all TARP funding, $250 billion, to the Capital Purchase Program, which was later reduced to $218 billion in March 2009. At the end of the investment period for the program, the U.S. Treasury had invested approximately $205 billion under the Capital Purchase Program in 707 financial institutions in 48 states, including more than 450 small and community banks and 22 certified community development financial institutions. The U.S. Treasury’s investments through the Capital Purchase Program, made in the form of cumulative preferred stock or debt securities, generally pay the U.S. Treasury a 5% dividend on preferred shares for the first five years and a 9% rate thereafter. In addition, the U.S. Treasury received warrants to purchase common shares or other securities from the banks during the Capital Purchase Program investment period. The purpose of the additional securities was to enable taxpayers to reap additional returns on their investments as banks recovered.

While some institutions that received capital from the TARP Capital Purchase Program were troubled and may remain troubled today due to heightened levels of non-performing assets, among other things, we believe that a number of participating institutions currently exhibit healthy fundamental characteristics that will make acceptable investment candidates for us.

While we may invest in TARP Preferred issued by community banks that are current on their dividend payments, we may in certain instances invest in TARP Preferred issued by community banks that are not current if we believe they will become current in the future.

As of June 30, 2020, the current dividend rate on the majority of TARP Preferred is 9%. A majority of these securities experienced a dividend rate increase to 9% from 5% in late 2013 or through early 2015. Due to this significant increase in the dividend rate from 5%, there may be a strong incentive for banks to repurchase, or refinance, their TARP Preferred. We believe that the ability for a bank to redeem its outstanding TARP Preferred is primarily predicated upon its ability to raise additional capital, which is likely required to be obtained at a lower cost than its TARP Preferred. While it is possible for an issuer to redeem its TARP Preferred, because these are perpetual securities, they do not include acceleration rights exercisable by the holder. In the event our investments are pre-paid or “called,” it may take significant time for us to redeploy the proceeds into new acceptable investments.

Investment Selection

Our Adviser’s investment professionals are responsible for negotiating, structuring and managing our investments, and operate under the oversight of our board of directors and the Adviser’s investment committee. Some of our investment professionals may also be members of our board of directors, and may be subject to conflicts of interest. See “Certain Relationships and Related Party Transactions—Conflicts of Interest Within ArrowMark Partners.”

Current Yield Plus Growth Potential

We intend to focus on making investments in the bank sector that generate substantial current income in the form of dividends or interest. See “Risk Factors—Risks Related to Our Operations.” In the case of investments with fixed dividends or interest, the continuity of these payments is paramount, and consequently we seek issuers that have business models that we believe will be stable over long periods of time. We also continue to seek to generate capital gains by investing in banks using various equity strategies, including common equity, warrants, convertible securities and options. We continue to seek to invest in equity-related instruments in circumstances where we believe a company has the potential to generate above average growth or is undervalued. To a lesser extent, we may also generate revenue in the form of commitment, origination or structuring fees.

Target Portfolio Company Characteristics

We have identified several quantitative, qualitative and relative value criteria that we believe are important in identifying and investing in prospective bank and banking-related securities. While these criteria provide general guidelines for our investment decisions, each prospective security in which we choose to invest may not meet all of these criteria. Generally, we intend to utilize our access to information generated by our Adviser’s investment professionals to identify prospective portfolio companies and to structure investments efficiently and effectively.

Qualified Management Team

We generally require that the community banks we invest in have management teams that are experienced in running banking businesses and managing risk. We seek management teams that have expertise in their market, thorough knowledge of the loans held by their institution and a track record of success. Further, we seek senior management teams with significant ties to their local communities. These management teams may have strong technical, financial, managerial and operational capabilities, established governance policies and incentive structures to encourage management to succeed while acting in the best long-term interests of their investors.

Undervalued Investments

We focus on those investments that appear undervalued.

Sensitivity Analyses

We typically perform sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in interest rates, changes in unemployment rates, changes in home prices, changes in economic activity and other events that would affect the performance of our investment. In general, we do not commit to any proposed investment that will not provide at least a minimum return under any of these analyses and, in particular, the sensitivity analysis relating to changes in interest rates and unemployment rates.

Business Combinations

We seek to invest in community banks whose business models and expected future cash flows make them attractive business combination transaction candidates, either as buyer or seller. These companies include candidates for strategic acquisition by other industry participants and companies that may conduct an initial public offering of common stock.

Investment Process and Due Diligence

In conducting due diligence, our Adviser typically uses and intends to continue to use available public information, including “call reports” and other quarterly filings required by bank regulators, due diligence questionnaires and discussions with the management teams at the respective institutions. In many cases, our Adviser will also compile private information obtained pursuant to confidentiality agreements about the institution, its portfolio of loans and securities, its customers and related deposits, compliance information, regulatory information and any such additional information that could be necessary to complete its due diligence on the company. Although our Adviser may use research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s investment professionals.

The due diligence process followed by our Adviser’s investment professionals is highly detailed and follows a structure they have developed over the past decade. Our Adviser seeks to exercise discipline with respect to the pricing of its investments and institute appropriate structural protections in our investment agreements to the extent banking regulations permit. After our Adviser’s investment professionals undertake initial due diligence of a prospective investment, our Adviser’s investment committee determines whether to approve the initiation of more extensive due diligence. At the conclusion of the diligence process, our Adviser’s investment committee is informed of critical findings and conclusions. The due diligence process typically includes many of the following:

•	review of historical and prospective financial information;

•	review of regulatory filings and history of relevant regulatory actions or other legal proceedings against the institution;

•	review and analysis of financial models and projections;

•	analysis of historical underwriting processes and standards;

•	review of due diligence questionnaires that include detail on loans and other assets;

•	interviews with management and key employees of the prospective bank;

•	review of the prospective bank’s geographic footprint and competitive and economic conditions within the operating area; and

•	review of contingent liabilities.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisors and consultants, as appropriate.

Upon the conclusion of the due diligence process, our Adviser’s investment professionals present a detailed investment proposal to our Adviser’s investment committee. The investment committee’s policy is that the consent of two of the three members is required to approve the committee’s decision to invest in a security and the consent of two of the three members is required to sell a security.

Investment Structure for Direct Investments in Community Banks

Once we have determined that a prospective community bank is suitable for a newly originated direct investment, we work with the management of that company to structure an investment that the parties believe is suitable from an economic and regulatory perspective.

We anticipate structuring our direct investments in a variety of forms to meet our investment criteria and to meet the capital needs of the community banks in which we invest. Banking is a highly regulated industry and investments in these institutions must be tailored to adhere to various regulatory standards, which change from time to time.

Typically, FDIC-insured banks are wholly-owned by a regulated holding company, and the primary asset of the holding company is the stock of the bank(s). We intend to invest in both community banks and their holding companies.

We anticipate structuring the majority of our direct investments as preferred equity, subordinated debt, convertible securities and common equity that pay cash dividends and interest on a recurring or customized basis. In conjunction with our preferred stock (and to a lesser extent, our debt investments), we intend to obtain warrants or equity conversion options by which we may increase our investments in banks. We do not intend to become regulated as a bank holding company or savings and loan holding company and intend to structure our investments such that they represent less than 24.9% of any portfolio bank’s equity capital and thereby avoid causing us to be deemed a bank holding company. See “Risk Factors—Risks Related to Banking Regulations Affecting Our Business.”

The types of securities in which we may invest include, but are not limited to, the following:

•	Preferred Stock. We anticipate structuring these investments as perpetual preferred stock to allow our portfolio company issuers to treat our investment in them as Tier 1 capital under current regulatory capital standards. We believe that nearly all newly issued preferred stock will be non-cumulative in order for it to qualify as Tier 1 capital of the applicable portfolio company. Such preferred stock may also include rights to convert the preferred stock into common stock under specified circumstances and on specified terms. While we do not intend to invest a significant portion of the proceeds of any future offering in the preferred stock of institutions that are not current in their dividends, we may invest in them to some extent if we believe their institutions have the ability to become current in their dividend payments in the future.

•	TARP Preferred. We will also seek to invest in cumulative and non-cumulative, preferred stock issued under the TARP Capital Purchase Program. While a number of community banks that have issued TARP Preferred have deferred one or more schedule payments on a cumulative basis, we believe numerous institutions exhibit fundamentally strong characteristics and may be attractive investment candidates for us. While these attractive candidates will generally be those that are current on their dividend payments, we may in certain instances invest in TARP Preferred of community banks that are not current if we believe they will become current in the future and by contract have an obligation to pay all dividend payments that were not previously paid. While the majority of TARP Preferred is cumulative, a portion of TARP Preferred currently outstanding is non-cumulative in nature. Presently, we do not intend to invest in non-current, non-cumulative TARP Preferred.

•	Subordinated Debt. We anticipate structuring these investments as subordinated unsecured debt. Subordinated loans are expected to have maturities often years or longer with no amortization until loan maturity to allow our portfolio company borrowers to treat the investment as Tier 2-qualifying capital. Under current market conditions, the interest rate on subordinated loans ranges between 4% to 5.5%, excluding any equity warrants we may receive.

•	Common Stock. We will also seek to make minority common equity investments in publicly-traded and select privately-held institutions. We will target internal rates of return between 15%-20%, including dividends. Under market conditions as of the date of this prospectus, the dividend rate on common stock of community banks ranges between 1-3%.

•	Warrants and Options. We may receive warrants or options to buy minority equity interests in connection with our direct subordinated debt and preferred equity investments. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from these equity interests. We may structure such warrants to include provisions protecting our rights as a minority-interest holder. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. We may also write covered calls against our bank equity investments.

Investments in Alternative Capital Securities

The Company may make opportunistic investments in alternative capital securities transactions entered into primarily with global money center banks and other deposit-taking institutions (also known in the marketplace as “regulatory capital securities” transactions), the objective of which is generally to allow such banks and other deposit-taking institutions to reduce their risk-weighted asset calculations on portfolios of assets, or otherwise optimize the capital required to be held against such exposures, in order to manage their required capital.

•	Structure of Alternative Capital Securities. Alternative capital securities may be structured in a variety of ways and are highly bespoke to the needs of the bank or other deposit-taking institution involved. In many cases, the bank or other deposit-taking institution will establish a special purpose vehicle (an “SPV”), which will issue credit-linked notes or other debt instruments (the “notes”) to investors (and to the bank or deposit-taking institutions itself) for cash. The cash proceeds of the issue of notes to the investors will often be deposited by the SPV with the bank or other deposit-taking institution, but they can be deposited elsewhere particularly in situations where the creditworthiness of the bank or bank’s or other deposit-taking institution is weak. The bank or other deposit-taking institution will typically retain a portion of credit loss exposures of the collateral. The remainder of the credit loss exposures will mostly be held by external investors, such as the Fund, via the notes. The bank or other deposit-taking institution makes periodic payments to the SPV of an amount sufficient for the SPV to pay the required interest and principal sums on the notes. The amount of interest and principal payable on the notes will be linked to the credit performance of the collateral.

Alternative capital securities may also be structured as securitizations, where the collateral is actually transferred to the SPV and the payments on the notes are derived directly from the cash flows arising from the collateral. Alternative capital securities may also be structured as swaps or similar structure. In each case, the economics of the transaction are intended to transfer the risk of loss of the referenced credit exposures to the Company with the bank typically retaining certain exposures as described above. The structure of alternative capital securities continues to evolve.

In addition to the instruments described above, the Company may use derivatives instruments such as options, swaps, and index-related derivatives including both listed and over-the-counter instruments. The Company may invest cash balances in asset-backed securities, money market securities, mortgage-related securities, inflation protected and other index-linked securities.

Monitoring of Investments

The investment professionals of our Adviser and its affiliates will monitor each individual investment for adherence to the original investment thesis set by our investment professionals. This monitoring may be accomplished by review of quarterly regulatory filings, other financial data, local and national economic data, news reports, and regulatory actions and changes to bank regulations, tax laws and US GAAP that may impact the banks in which we invest.

Valuation Process

We value our assets in accordance with U.S. GAAP and rely on multiple valuation techniques, reviewed on a quarterly basis by our board of directors. As most of our investments are not expected to have market quotations, our board of directors undertakes a multi-step valuation process each quarter, as described below and as described in more detail in “Net Asset Value” below:

•	Investment Team Valuation. Each investment will be valued by the investment professionals of our Adviser.

•	Third Party Valuation. We have retained an independent valuation firm to provide a valuation report for each investment at least once per fiscal year. These reports are provided to our board of directors.

•	Investment Committee. The investment committee of our Adviser will review the valuation report provided by the investment team and the independent valuation firm.

•	Final Valuation Determination. Our board of directors discusses and reviews the valuations with our Adviser’s investment committee and, if they choose, with the independent valuation firm. Our board of directors then determines the fair value of each investment in our portfolio in good faith.

Competition

Our primary competitors in providing financing and capital to community banks include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. In addition, some of our competitors may have higher risk tolerances or different risk assumptions, which could allow them to consider a wider variety of investments than us. Also, certain of our competitors may be better able to hedge against these risks due to having a more diversified portfolio or being registered as a commodity pool operator. We also believe that many of our competitors are established bank holding companies, which allows them to make investments that are in excess of 24.9% ownership interest, investments that are not feasible for us since we do not intend to become a bank holding company. Further, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as an investment company or to the source-of-income, asset diversification and distribution requirements we intend to satisfy to qualify as a RIC.

Brokerage Allocation and Other Practices

Because we expect that most of the assets that we hold will be illiquid, we will generally acquire and dispose of our investments in privately negotiated transactions, and we may use brokers in the course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm, the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

Staffing

The Company does not currently have or expect to have any employees. Employees of StoneCastle-ArrowMark or its affiliates provide the services necessary for our business. Our executive officers described under “Management” are employees or principals of our Adviser or StoneCastle Partners, the parent company of the Company’s prior investment manager, as indicated in the Statement of Additional Information.

Properties

Our principal executive offices are located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206. Our telephone number is (212)-468-5441. We have entered into arrangements with the Adviser pursuant to which the Adviser has agreed to provide us, or arrange for, the provision of office space and facilities. See “Management—Management Agreement—Administration Services.”

Legal Proceedings

In May 2019, StoneCastle Financial Corp., its former investment adviser, and several other entities related to its former investment adviser were named as defendants in a lawsuit filed by Island Intellectual Property in the United States District Court for the Southern District of New York (the "Federal Lawsuit"). The Federal Lawsuit alleged that the defendants committed patent violations and certain other claims related to intellectual property rights. Although StoneCastle Financial Corp. is named as a defendant, the complaint does not allege any specific actions undertaken by StoneCastle Financial Corp. StoneCastle Financial Corp. with the other defendants filed a motion to dismiss the complaint, which was granted on May 25, 2020. The plaintiff subsequently appealed the Federal Lawsuit decision regarding the patent claims and pursued its other claims that were the subject of the Federal Lawsuit in state court.

The same plaintiff, Island Intellectual Property, along with Landing Rock Group LLC, a corporate affiliate, filed a lawsuit in New York state court against StoneCastle Financial Corp. and the other defendants (the "State Lawsuit") in June 2020. Except for the patent claims, the State Lawsuit alleges substantially the same claims as those asserted in the Federal Lawsuit. It does not allege any specific actions undertaken by StoneCastle Financial Corp. The Company believes the claims are untrue and intends to contest them in the state court and in the U.S. Court of Appeals for the Federal Circuit .

Portfolio Turnover

For the six months ended June 30, 2020 and for the fiscal year ended December 31, 2019, our portfolio turnover rate was 12% and 13%, respectively. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

LEVERAGE

Use of Leverage

We intend to operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, reverse repurchase agreements and other borrowings. We may also operate with leverage by issuing preferred stock. Under normal circumstances, we will not employ leverage above one-third of our total assets at time of incurrence.

The borrowing of money and the issuance of preferred securities represent the leveraging of our common stock. We do not use leverage unless our board of directors believes that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. Therefore, in making the determination whether to use leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors, and actual returns vary depending on many factors. We do not anticipate using leverage where the estimated costs of using such leverage and the ongoing cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. Our board of directors will also consider other factors, including whether the current investment opportunities will help us achieve our investment objectives and strategies.

Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage capital would have complete priority upon distribution of assets on liquidation or otherwise over common stock. We expect to invest the net proceeds derived from any use or issuance of leverage capital according to the investment objectives and strategies described in this prospectus. As long as our leverage capital is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long term benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will be successful in enhancing the level of our total return. The NAV of our common stock will be reduced by the fees and issuance costs of any leverage capital. There is no assurance that outstanding amounts we borrow may allow prepayment by us prior to final maturity without significant penalty, but we do not expect any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay outstanding amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default. We may be expected to indemnify our lenders, particularly any banks, against liabilities they may incur related to their loan to us. Utilizing leverage may also restrict our ability to pay dividends, which could lead to a loss of our RIC status. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stock or cause fluctuations in the distributions paid on our common stock. The fee paid to our Adviser is calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Adviser is and will be higher than if we did not use leverage. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our board of directors monitors our use of leverage and this potential conflict.

Under the Investment Company Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise), unless we would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Furthermore, if we redeem any preferred stock, it would result in a long-term decrease in cash available to be distributed to holders of our common stock in the form of dividends. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the Investment Company Act, we may only issue one class of preferred stock.

Under the Investment Company Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless, immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities in a principal amount of more than one-third of the amount of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The Investment Company Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the Investment Company Act, we may only issue one class of senior securities representing indebtedness.

Effects of Leverage

The borrowings under our Credit Facility at June 30, 2020 and December 31, 2019, 2018, 2017, and 2016 were $33.0, $17.7, $51, $25.8, and $61.5 million, respectively. Our asset coverage ratios as of June 30, 2020 and December 31, 2019, 2018, 2017, 2016 and 2015 were 503%, 909%, 375%, 648%, 325% and 663%, respectively. See “Risks Related to Our Use of Leverage” for a brief description of the Credit Facility.

The following table is designed to illustrate the annual rate of interest on the senior securities.

Average Daily Loan Balance*	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$15,454,396	3.32%	$62,000,000

*For the holding period from January 1, 2020 through June 30, 2020.

Assuming the utilization of leverage in the amount of 30% of our total assets and an annual interest rate of 2.49875% payable on such leverage (based on market rates as of the date of this prospectus), the additional income that we must earn (net of debt-related expenses) in order to cover such leverage is approximately $1,570,742. Our actual costs of leverage may be higher or lower than that assumed in the previous example.

Following the completion of the offering, we may increase the amount of leverage outstanding. We may incur additional borrowings in order to maintain our desired leverage ratio of 30%. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage was not used. Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates. The costs associated with our use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock. As long as the rate of return, net of our applicable expenses, on our investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, we will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common stock. Conversely, if the return on such assets is less than the cost of leverage and our other expenses, the return to the holders of our common stock will diminish. To the extent that we use leverage, the NAV and market price of our common stock and the yield to holders of common stock will be more volatile. Our leveraging strategy may not be successful. Because our Adviser’s fee is based on total assets (including any assets acquired with the proceeds of leverage), our Adviser’s fee will be higher if we utilize leverage. See “Risks Related to Our Use of Leverage.”

The following table is designed to illustrate the effect of leverage on the return to a holder of our common stock in the amount of approximately 30% of our total assets, assuming a cost of leverage of 3.32% and hypothetical annual returns of our portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common stock when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See “Risk Factors—Risks Related to Our Use of Leverage.”

	Assumed Portfolio Return (Net of Expenses)
	(10%)	(5%)	0%	5%	10%
Corresponding Common Stock Return	-15.7%	-8.6%	-1.4%	5.7%	12.9%

Derivative Transactions

Interest Rate Derivative Transactions. We may use interest rate transactions such as swaps, caps, floors, forwards, swaptions and rate-linked notes to attempt to reduce the interest rate risk arising from our investments and use of leverage or to provide exposure to the same types of investments that we make in community banking companies. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. An interest rate “swaption” is an option to enter into an interest rate swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. In a forward rate agreement, we would be entitled to receive (or be obligated to pay) the difference between the interest rate on the amount specified in the forward rate agreement and the interest rate on such amount on the date the agreement expires. A fixed-rate note is a type of debt instrument with a fixed rate of interest (known as the “coupon rate”) that is payable at specified times before maturity. A floating-rate note will pay us a variable amount on the principal amount of the note but the note’s value rises when interest rates rise (as opposed to bonds, which decrease in value when interest rates rise).

Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest payments on any outstanding fixed income securities or preferred stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. See “Risk Factors—Risks Related to Our Operations—Derivatives transactions may limit our income or result in losses.”

We have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Regulation 4.5 under the CEA. So long as we maintain this exclusion, we will not be deemed a commodity pool operator under the CEA, and we anticipate that neither we nor our Adviser will be subject to regulation or registration as a commodity pool operator or commodity trading advisor under the CEA. Although we do not currently intend to, if we use commodity futures, commodity option contracts futures or swaps other than for bona fide hedging purposes, as defined under the CEA regulations, our aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) will not exceed 5% of our NAV. Furthermore, the aggregate net notional value of commodity futures, commodity option contracts futures and swaps other than for bona fide hedging purposes will not exceed 100% of our NAV (after taking into account unrealized profits and unrealized losses on any such positions). If, however, we exceed either of these thresholds, we will no longer qualify for this exclusion and will need to register as a commodity pool operator (“CPO”) under the CEA. If we were required to register as a CPO, the disclosure and operations of the Company would need to comply with all applicable regulations governing commodity pools and CPOs. Additionally, if required to register as a CPO, we would be required to become a member of the National Futures Association (“NFA”) and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements would increase the Company’s operating expenses.

Credit Derivative Transactions. We may utilize credit derivatives, such as credit default swaps, total return swaps or credit-linked notes to “buy” credit protection, in which case we would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of our portfolio of bank securities to hedge against changes in the market price of bank securities in which we invest. We may also utilize total return swaps or credit-linked notes to provide exposure to the same types of investments that we make in community banking companies. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. The Company does not “sell” credit default swaps. In a credit default transaction, we as buyer would pay periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring with respect to the underlying issuer or reference entity. The seller collects periodic fees from us and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller would be required to pay an agreed upon amount to us as buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the issuer or reference entity. A credit-linked note is structured as a security with an embedded credit-default swap. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

Equity Derivative Transactions. We may engage in equity derivatives transactions, including the use of futures, options and warrants to hedge against changes in the market prices of bank equity securities in which we invest or to provide exposure to and focus on the same types of investments that we make in community banking companies. Options, futures and warrants are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. We may purchase or sell options on the publicly traded bank equity securities in which we may invest. When we purchase an over-the-counter option, it increases our credit risk exposure to the counterparty. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, we would be required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, we will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Warrants are securities that entitle the holder to buy the underlying stock of the issuing company at a fixed exercise price until the expiration date of the warrant.

The banks in which we invest may include, as part of the consideration of our investment in such banks’ equity or debt securities, a grant of warrants, options and other equity conversion features by which we may increase our investment in such banks over time. While we may or may not exercise our rights under such instruments, we may trade in these warrants, options and other equity conversion features or otherwise use them to leverage our capital. In instances where our derivative transactions may be deemed to create leverage under the Investment Company Act, we will separately segregate with our custodian cash or high quality liquid investments having a value, at all times through exercise, at least equal to our potential payment obligations under such derivative transactions or otherwise ensure that the amount of such obligations together with our other leverage obligations, does not exceed 33% of our total assets. See “Risk Factors—Risks Related to Our Operations.”

Currency Hedging Techniques. We may use currency hedging techniques, including (a) purchasing and selling currency futures contracts and options thereon, (b) purchasing and selling currency forward contracts, and (c) engaging in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. For example, the Company may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60 or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

MANAGEMENT

Our board of directors provides the overall supervision and review of our affairs. Management of our portfolio is the responsibility of our Adviser’s investment committee. Our Adviser’s investment committee is composed of Sanjai Bhonsle, Karen Reidy, and Kaelyn Abrell. Our Adviser’s investment team, led by Mr. Bhonsle, a partner of ArrowMark Partners, will be responsible for negotiating, structuring and managing our investments. The investment professionals of our Adviser and its affiliates have significant experience sourcing, analyzing, investing and managing investments in the banking sector. For the background of our investment professionals, see “Investment Committee.”

We expect to continue to focus our securities portfolio on making long-term, passive, non-control investments in the bank sector and banking-related securities. We intend to continue to direct investments in numerous issuers differentiated by asset sizes, business models and geographies to create a more stable, long-term portfolio of assets. Our Adviser monitors our portfolio companies and market concentrations and may adjust its underwriting criteria based on market conditions and portfolio concentrations. Our Adviser’s monitoring operations include sensitivity analyses to determine the effects of changes in market conditions on our asset portfolio. These analyses may include simulations of changes in interest rates, changes in economic activity and other events that would affect the forecasted performance of our assets.

Directors and Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our Adviser is responsible for our day-to-day operations.

Investment Committee

Management of our portfolio is the responsibility of our Adviser’s investment committee. Our Adviser’s investment committee is currently comprised of Sanjai Bhonsle, Karen Reidy, and Kaelyn Abrell. The investment committee’s policy is that the consent of two of the three members is required to approve the committee’s decision to invest in a security and the consent of two of the three members is required to sell a security. Biographical information about each member of our Adviser’s investment committee is set forth below. See the accompanying Statement of Additional Information for more information about our investment committee members’ compensation, other accounts managed, and each investment committee member’s ownership of our securities.

The names, ages and addresses of the members of our Adviser’s investment committee, together with their principal occupations and other affiliations during the past five years, are set forth below.

Members of our Investment Committee

Name	Age	Position(s) Held with Company	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Sanjai Bhonsle	50	Class III Director; Chairman of the Board & Chief Executive Officer; Investment Committee Member	Partner and Portfolio Manager at ArrowMark Partners from 2012–Present	Brown RI Management, LLC and Affiliates from 2018–Present
Karen Reidy	53	Class I Director; Investment Committee Member	Partner and Portfolio Manager at ArrowMark Partners from 2008–Present	Brown RI Management, LLC and Affiliates from 2018–Present
Kaelyn Abrell	45	Investment Committee Member	Partner and Portfolio Manager at ArrowMark Partners from 2008–Present	None

Biographical Information

The following sets forth certain biographical information for our investment committee members:

Sanjai Bhonsle. Mr. Bhonsle joined ArrowMark in October 2012 and serves as Partner and Portfolio Manager for ArrowMark's leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Mr. Bhonsle was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Mr. Bhonsle was an Assistant Portfolio Manager for RBC Capital Partners' debt investment group and was a member of the Investment Committee (2001-2005). He also led the group's restructuring efforts related to distressed investments and represented the firm's interests on creditor committees. From 1999-2001, Mr. Bhonsle was a Senior Investment Analyst at Indosuez Capital Partners. Mr. Bhonsle received a bachelor's degree in Mechanical Engineering from the University of Wisconsin — Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark's collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor's degree and holds the Chartered Financial Analyst designation.

Kaelyn Abrell. Ms. Abrell is a Partner and Portfolio Manager of ArrowMark’s private credit funds and separately managed accounts and leads the firm’s fixed income efforts in securitized investments, including regulatory capital relief since 2010. Ms. Abrell was also the lead analyst for the firm’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”) program. Prior to joining ArrowMark in 2008, she was an analyst at Janus Capital Group where her areas of focus included residential and commercial mortgage-backed securities, asset-backed securities, and interest rates (2004-2008). Previously, Ms. Abrell worked at Great-West Life where she was Assistant Portfolio Manager of $5.5 billion in separate account, general account and total return assets with a focus on high quality fixed income securities (1998-2004). Ms. Abrell graduated from Illinois State University with a bachelor’s degree in Economics and earned an MBA from Indiana University.

Management Agreement

Management Services

StoneCastle-ArrowMark Asset Management, LLC, an investment adviser that is a wholly-owned subsidiary of ArrowMark Colorado Holdings, LLC, serves as our investment adviser, subject to the overall supervision and review of our board of directors. Pursuant to a management agreement, our Adviser provides us with investment research, advice and supervision and furnishes us continuously with an investment program, consistent with our investment objective and policies. Our Adviser also determines from time to time what securities we shall purchase, and what securities shall be held or sold, what portions of our assets shall be held uninvested as cash or in other qualified short-term investments or liquid assets, maintains books and records with respect to all of our transactions and will report to our board of directors on our investments and performance. Our Adviser was formed in December 2019. Our Adviser’s affiliate, ArrowMark Partners, is a registered investment adviser formed in 2007.

Our Adviser has no full-time employees and relies on the officers, employees and resources of its affiliated entities. All of the members of the investment committee of our Adviser are affiliates of, but not employees of, StoneCastle-ArrowMark, and may have other significant responsibilities with ArrowMark Partners and its subsidiaries.

Our Adviser’s services to us under the management agreement will not be exclusive, and while it is not currently contemplated, our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others. Our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we will not be disadvantaged in relation to any other client of the Adviser.

Administration Services

Pursuant to the management agreement, our Adviser also furnishes us, or arranges for the furnishing of office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Adviser is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Adviser:

•	oversees the performance and payment of the fees of our service providers and makes reports and recommendations to our board of directors such matters as the parties deem desirable;

•	responds to inquiries and otherwise assists such service providers in the preparation and filing of regulatory reports, proxy statements and stockholder communications, and the preparation of materials and reports for our board of directors;

•	establishes and oversees the implementation of borrowing facilities or other forms of leverage authorized by our board of directors; and

•	supervises any other aspect of our administration as may be agreed upon by us and our Adviser.

Management Fee

Pursuant to the management agreement, we have agreed to pay our Adviser a fee for the management and administration services described above. The management fee is 0.4375% (1.75% annualized) of our Managed Assets, calculated and paid quarterly in arrears within fifteen days of the end of each calendar quarter. The term “Managed Assets” as used in the calculation of the management fee means our total assets (including cash and cash equivalents and any assets purchased with or attributable to any borrowed funds). The management fee for any partial quarter will be appropriately prorated. Our Adviser is not paid an incentive fee and does not participate in our profits in its capacity as Adviser.

The Advisor may from time to time waive its advisory fee and such waivers may include the ability of the Advisor to recoup such fees subject to certain conditions, including that no amounts may be recouped more than three years from the date of the waiver or reimbursement. Management fees paid to the Advisor for the period from February 12, 2020 to June 30, 2020 were $1,066,549.2 Management fees paid to the Company’s prior investment advisor, StoneCastle Asset Management LLC (“SAM”), pursuant to a management agreement between the Company and SAM dated November 1, 2013, for the period from January 1, 2020 through February 12, 2020, and fiscal years ended December 31, 2019 and 2018 were respectively, $270,955, $2,989,685 and $3,329,460. See, “Duration and Termination”.

Payment of Our Expenses

StoneCastle-ArrowMark serves as our investment adviser in accordance with the terms of the management agreement. Subject to the overall supervision of our board of directors, our Adviser manages our day-to-day operations and provides us with investment management services. Under the terms of the management agreement, StoneCastle-ArrowMark does and will:

•	determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights; and

•	provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our assets.

We bear all expenses not specifically assumed by our Adviser and incurred in our operations, and we will bear the expenses related to any future offering. We will reimburse our Adviser to the extent our Adviser pays these expenses. The compensation and allocable routine overhead expenses of all investment professionals of our Adviser , when and to the extent engaged in providing us investment advisory services, will be provided and paid for by our Adviser and not us, although we will reimburse our Adviser an amount equal to our allocable portion of overhead and other expenses incurred by our Adviser in performing its administrative obligations under the management agreement. The fees and expenses borne by us may include, but are not limited to, the following:

•	other than as provided under “Management Fee” above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Adviser or its affiliates in performing it administrative obligations, including without limitation furnishing office space and facilities and administrative and compliance personnel compensation, training and benefits;

•	the fees, expenses and disbursements of any third party administrator or compliance firm retained by the Company or the Adviser to provide any of the administrative services referenced above, to the extent not provided by personnel of the Adviser or its affiliates;

•	commissions, spreads, fees and other expenses connected with the acquisition, holding, monitoring and disposition of securities and the Company’s other investments, including placement and similar fees in connection with direct placements entered into by or on behalf of the Company or any subsidiary thereof, and travel or other expenses incurred in connection with performing due diligence on its prospective portfolio companies or monitoring and overseeing its existing portfolio companies;

•	auditing, accounting and legal expenses;

2  On February 12, 2020, the Adviser succeeded SAM as the Company’s Adviser.

•	taxes and interest; governmental fees;

•	expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our securities, including expenses of conducting tender offers for the purpose of repurchasing our securities;

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes;

•	expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor;

•	expenses of preparing and filing reports to governmental officers and commissions, including, without limitation, our periodic report preparation and filing obligations with the SEC;

•	insurance expenses;

•	association membership dues;

•	fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records and determination of NAVs);

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us;

•	fees, expenses and disbursements, including travel expenses, incurred in connection with the marketing and promotion of the Company, including the fees, expenses and disbursements of any person with whom the Company (or the Adviser on behalf of the Company) enters into an endorsement relationship;

•	compensation and expenses of the Company’s Independent Directors;

•	pricing, valuation and other consulting, due diligence or analytical services employed in considering and valuing our actual or prospective investments;

•	all expenses incurred in leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining preferred stock;

•	all expenses incurred in connection with our organization and any offering of common or preferred shares, including underwriting discounts and commissions; and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Expenses that are reimbursable to our Adviser are submitted to the independent members of our board of directors for their approval prior to reimbursement thereof.

Allocation Policy

Our Adviser and its affiliates allocate investment opportunities among client accounts on a fair and consistent basis, and do not favor any one client or account over any other. In certain cases, investment opportunities may be made by our Adviser other than on a pro rata basis. In determining to which accounts our Adviser will allocate investment opportunities, and in determining the shares to allocate to a particular account, our Adviser and its affiliates do not consider:

•	the levels of fees earned from accounts or the fact that certain accounts may pay performance-based fees;

•	different compensation payable to portfolio managers based on the performance of certain accounts;

•	the ability of particular clients to send business to or otherwise benefit our Adviser in exchange for allocations;

•	the identity of account holders (including the fact that certain accounts may be proprietary or maintained on behalf of investment vehicles that our Adviser sponsors);

•	in the case of allocations of initial public offerings, market movement generally or the performance of the shares since the execution of the order in question;

•	the prior performance of accounts; or

•	whether an account is new to our Adviser.

CAB Marketing, LLC and CAB, L.L.C.

We have in the past entered into exclusive investment referral and endorsement relationships with the CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA. Pursuant to the agreements governing these relationships, CAB Marketing, LLC assisted us with the promotion and identification of potential investment opportunities.

These agreements, terminated effective August 31, 2020, require an additional payment of $150,000 in the year following termination in recognition of the trailing benefit of the CAB name license. The ABA and its subsidiaries have not endorsed any future offering, and you should not construe references to them in this prospectus as such an endorsement.

Duration and Termination

The management agreement with our Adviser initially became effective on February 12, 2020 and unless earlier terminated, it will continue in effect for an initial period of two years and from year to year thereafter, but only so long as each continuance is specifically approved by (i) our board of directors or the vote of a majority of our voting securities and (ii) the vote of a majority of our independent directors. A discussion regarding the basis for the board’s approval of the management agreement is provided in the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2019, which is publicly filed with the SEC. The management agreement with our Adviser was approved by our board of directors on December 5, 2019 and by the Company’s Stockholders by the vote of a majority of the outstanding voting securities of the Company on February 7, 2020. The management agreement with our Adviser may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Adviser, in each case on not less than 60 days’ written notice. As required by the Investment Company Act, the management agreement with our Adviser will terminate automatically in the event of its assignment.

Liability of Adviser and Indemnification

The management agreement provides that our Adviser will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the management agreement. The management agreement further states that we will indemnify the Adviser for any losses, damages, claims, costs, charges, expenses or liabilities except to the extent such amounts result from our Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the management agreement or as otherwise prohibited by applicable law. As a result, our Adviser may not be liable to us for breaches of its duty of care, diligence or skill.

License Agreement

StoneCastle-ArrowMark has obtained a perpetual, non-exclusive license to the “StoneCastle” trademark. The Company has agreed to cease using the name “StoneCastle” as part of the Company’s name, to change its legal name so as to not contain the word “StoneCastle” or any variant thereof (and, if required, shall use best efforts to obtain consent of the stockholders of the Company with respect to the foregoing), and to cease using the related “StoneCastle” logo if the Company ceases, for any reason, to employ the Adviser or one of its approved affiliates as the Company’s investment adviser. Future names adopted by the Company for itself, insofar as such names include any trademark of the Adviser or any mark with the potential for confusion with the Adviser may only be used by the Company with the approval of the Adviser.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should carefully consider the following information, together with the other information contained in this prospectus, before investing in our securities. In connection with the forward-looking statements that appear in this prospectus, you should also carefully review the cautionary statement referred to above under “Cautionary Statement Concerning Forward-Looking Statements.”

Risks Related to Our Operations

There can be no assurance that we will achieve our business objectives.

The results of our operations will depend on many factors, including, but not limited to, the availability of opportunities for the acquisition of assets, the level and volatility of interest rates, readily accessible short- and long-term funding alternatives, conditions in the financial markets, general economic conditions and the performance of our Adviser. If we do not implement our investment strategy successfully, our business could be harmed or fail entirely, with the consequence that our net income, and therefore the level of dividends payable on our common stock, could be adversely affected, and our common stock could be worth less than the initial investment.

Our Adviser was organized in December 2019 to provide investment advice to us and to continue the investment strategies of the Company since its initial public offering in 2013. ArrowMark Partners formed our Adviser to invest in the U.S. community bank sector as well as larger financial institutions and companies that provide goods and/or services to banking companies. Consistent with the current policy, StoneCastle-ArrowMark currently intends that, under normal circumstances, the Company will continue to invest at least 80% of the value of the Company’s net assets plus the amount of any borrowings for investment purposes in such banking-related businesses.

We depend upon key personnel of our Adviser, ArrowMark Partners and their affiliates

We are an externally managed investment company, and therefore we do not have any internal management capacity or employees. We depend on the diligence, expertise and business relationships of the senior management of our Adviser and its affiliates to achieve our investment objective. We expect that our Adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the management agreement.

Our Adviser is an affiliate of ArrowMark Partners and, in turn, depends upon access to the investment professionals and other resources of ArrowMark Partners and its affiliates to fulfill its obligations to us under the management agreement. Our Adviser also depends upon ArrowMark Partners to obtain access to deal flow generated by the professionals of ArrowMark Partners. ArrowMark Partners and its affiliates also provide our Adviser with resources necessary to fulfill these obligations, including by making available to the Adviser experienced investment professionals and access to the senior investment personnel of ArrowMark Partners for purposes of evaluating, negotiating, structuring, closing and monitoring our investments.

We depend upon the senior professionals of ArrowMark Partners and its affiliates to maintain relationships with potential sources of investment opportunities, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to directly or indirectly provide investment advice to us. If these individuals, including the members of our investment committee, do not maintain their existing relationships with our affiliates, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of ArrowMark Partners or its affiliates have relationships are not obligated to provide us with investment opportunities. Therefore, we cannot assure you that such relationships will generate investment opportunities for us.

If our Adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our ability to manage and grow our business. This depends, in turn, on our Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon our Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to leverage on acceptable terms. Our Adviser has substantial responsibilities under the management agreement. Our future success will depend on the continued service of the senior management team of our Adviser and the personnel of its affiliates who are made available to our Adviser . These persons are engaged in other business activities, which could distract them, divert their time and attention or otherwise cause them not to dedicate a significant portion of their time to our investments, which could slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, to the extent that our assets continue to grow, our Adviser may have to source additional personnel, and to the extent it is unable to source qualified individuals, our growth may be adversely affected.

We may not replicate the historical results achieved by other entities managed or sponsored by members of our investment committee or by ArrowMark Partners or its affiliates.

Our primary focus in making investments generally differs from that of many of the investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by ArrowMark Partners or its affiliates. In addition, investors in our common stock do not acquire an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by ArrowMark Partners or its affiliates. We cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Most of our assets will be illiquid, and their fair value may not be readily determinable.

It is expected that a substantial portion of the securities and instruments in which the Company invests will not trade on any exchange and will be illiquid. The Company may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Company’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Company, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Company to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Company would bear market risks during that period.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Company will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Our Adviser may rely on assumptions that prove to be incorrect.

We will employ strategies which depend upon the reliability, accuracy and analyses of our Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in material losses. All models ultimately depend upon the judgment of the investment professionals and the assumptions embedded in the models. To the extent that, with respect to any investment, the judgment or assumptions are incorrect, we can suffer material losses. The models that our management team uses to assess and control our risk exposures reflect assumptions about the degrees of correlation or lack thereof among prices of various asset classes or other market indicators, and in times of market stress or other unforeseen circumstances previously uncorrelated indicators may become correlated, or conversely previously correlated indicators may move in different directions. These types of market movements may at times limit the effectiveness of any hedging strategies that we may employ and cause us to incur material losses.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our investments may include equity investments in CLOs and other structured financings and may include junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically highly levered and, therefore, the junior debt and equity tranches in which we are currently invested and in which we may invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs in which invest or may invest generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we generally pay a proportionate share of the CLOs’ administrative and other expenses. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we acquire in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid and the price at which these securities are sold may be less than the price used to calculate our NAV.

Our Adviser and its affiliates may serve as investment adviser to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of us or our stockholders.

As of September 30, 2020 our Adviser and its affiliates managed $19.5 billion in assets on behalf of a broad array of institutional clients and professional asset allocators across alternative credit and capacity constrained equity strategies, as well as through the $5 billion corporate and lending business.  Our Adviser may advise clients in addition to us in the future. Our Adviser and its affiliates intend to allocate investment opportunities and collective expenses among their respective clients fairly and equitably and in accordance with their allocation policies.

Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is uncertainty as to the value of our investments.

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for some of the Company’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Company. As a result, the Company may be subject to the risk that when an instrument is sold in the market, the amount received by the Company is less than the value of such loans or fixed income instruments carried on the Company’s books.

Stockholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Company, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Company from its investments.

Our board of directors has engaged the services of a nationally recognized independent valuation firm to help it determine the value of each investment for which a market price is not available. Our board of directors also reviews valuations of such investments provided by the Adviser. Furthermore, we rely heavily on the investment committee of our Adviser in making determinations of the fair value of our investments. Our board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board of directors also reviews valuations of such investments provided by the Adviser and assigns the valuation it determines to best represent the fair value of such investments.

Our investments will be subject to dividend and interest rate fluctuations, and we may incur interest rate risk.

Our investments are likely to include preferred stock with variable dividend rates and may include debt or hybrid instruments with floating interest rates and equity and junior debt tranches issued by a CLO or similar issuer. Variable rate and floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index. The amount of income we receive from our investments may fluctuate based upon changes in interest rates and, in a declining and/or low interest rate environment, these investments will produce less income, which will impact our operating performance. Fixed dividend rate and interest rate investments, however, do not have adjusting rates and the relative value of the fixed cash flows from these investments may decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in our NAV. We may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. No strategy can completely insulate us from the risks associated with interest rate changes, and there is a risk that our strategies may provide no protection at all and will potentially compound the impact of changes in interest rates. Hedging transactions involve certain additional risks such as counterparty risk, leverage risk, the legal enforceability of hedging contracts, the early repayment of hedged transactions and the risk that unanticipated and significant changes in interest rates may cause a significant loss of basis in the instrument and a change in current period expense. We cannot assure you that we will be able to enter into hedging transactions or that such hedging transactions will adequately protect us against the foregoing risks.

We may compete with a number of other prospective investors for desirable investment opportunities.

While we believe that there is presently a general lack of investment competition for investment opportunities in the community banking sector from institutional investors including publicly traded investment companies, hedge funds and private equity funds, such investors do exist. In addition, competition among institutional investors and investment managers for any bank related investments may increase significantly. While the competitive landscape for investors in alternative capital securities has broadened modestly over the last ten years, the core investor base remains relatively concentrated due to the relatively high barriers to entry facing new investors. In addition to established competitors, new competitors may be established at any time. Increasing competitive conditions may adversely impact our ability to meet our business objectives, which in turn could adversely impact our ability to meet debt service obligations or make dividend payments to our stockholders. Some of our competitors may have a lower cost for borrowing funds than us or greater access to funding sources not available to us.

We may generate low or negative rates of return on capital, and we may not be able to execute our business plans as quickly as expected, if at all.

We anticipate that it may take up to six months to utilize fully the net proceeds received from any future offering; however, we may take longer to utilize such proceeds fully. This six-month period and any additional delay may result from a lack of attractive investment opportunities or from competition with other market participants for investments in the banking sector. We may initially invest the proceeds from any future offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. Because these temporary investments may generate lower projected returns than our core business strategy, we may experience lower returns during this period, which may result in low distributions in this initial period, or possibly no distributions at all.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Adviser and its affiliates will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Adviser and its affiliates have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Adviser’s ability to identify, evaluate and invest in suitable securities that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Adviser’s marketing capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our results may fluctuate from period to period.

We could experience fluctuations in our operating results from one fiscal period to the next due to a number of factors, including the return on our investments expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Restrictions and provisions in any future credit facilities, debt securities or other leverage instruments may also limit our ability to make distributions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Derivatives transactions may limit our income or result in losses.

The Company’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Company is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Company will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Company may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to the Company’s derivative investments would not be available to the Company for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Company may principally use include:

Futures.    A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Company’s initial investment in such contracts.

Covered Calls on Bank Equity Securities and Other Option Transactions. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) on bank equity securities involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Company to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security it might otherwise sell. As the writer of a covered call option on bank equity securities, the Company forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular bank equity security on which the Company has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Company has written covered call options decline rapidly and materially, the Company could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Company seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Company’s ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Company were unable to close out a covered call option that it had written on a bank equity security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying bank equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Company’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk. The number of covered call options on bank equity securities the Company can write is limited by the number of shares of the corresponding common stock the Company holds. Furthermore, the Company’s covered call options on bank equity securities and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of covered call options on bank equity securities that the Company may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Company’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Company or if the reference index, security or investments do not perform as expected. The Company’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Company is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Company would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Company is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Company’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Company will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Company is the writer, or seller, of a swap agreement, the segregated amount will be equal to the full, un-netted amount of the Company’s contractual obligation (the “notional amount”).

We may, in certain circumstances permitted by law, change our business strategy and operational policies without stockholder consent, which may result in a determination to pursue riskier business activities.

With majority consent of our board of directors, we may change our business strategy for how we invest in bank sector opportunities at any time without the consent of our stockholders (unless stockholder consent is specifically required by the Investment Company Act), which could result in our acquiring subsidiaries or assets that are different from, and possibly riskier than, the strategy described in this prospectus. For example, we could change our strategy to focus to a greater extent on investing in common stock rather than preferred stock, subordinated debt and convertible securities. However, we will endeavor to notify investors of any such material change in business strategy and operational policies no later than our subsequent semi-annual or annual report, as applicable, filed with the SEC. A change in our business strategy may increase our exposure to interest rate, mark to market risks or other risks. Our board of directors will determine our operational policies and may amend or revise our policies, including our policies with respect to our investments, operations, indebtedness, capitalization and distributions or approve transactions that deviate from these policies, without a vote of, or notice to, our stockholders (unless stockholder consent is specifically required by the Investment Company Act). Operational policy changes could adversely affect the market price of our common stock and our ability to make distributions to our stockholders.

Laws and regulations may prohibit the banks in which we invest from paying interest and/or dividends to us.

Dividend payments by banks are subject to legal and regulatory limitations imposed by applicable state and federal bank regulatory agencies. For instance, banks will be prohibited from paying cash dividends to their stockholders or holding company parents to the extent that any such payment would reduce the bank’s capital below required capital levels. To the extent these regulatory capital requirements are increased, banks may find it more difficult to declare and pay dividends on the preferred stock they have issued and, to the extent that such preferred stock is non-cumulative, may be more reluctant to declare such dividends. Regulatory approval may also be required for a bank to declare a dividend if the total of all dividends declared by it in any calendar year exceeds the total of the bank’s net profits for that year combined with its retained net profits of the preceding two years, less any required transfer to surplus or a fund for the retirement of any preferred stock. The ability of banks to pay dividends will also depend upon other factors, including their debt and equity structure, earnings and financial condition, need for capital, and other factors, including economic conditions, and tax considerations. To the extent we invest in the holding companies of banks, the only funds available for the payment of dividends on the capital stock of the holding company may be the cash and cash equivalents held by the holding company, dividends paid by the bank to the holding company and borrowings. The banks in which we invest may be constrained in their ability to pay dividends by these factors.

Legal and regulatory changes could occur that may adversely affect us.

U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Company, the strategies used by the Company or the level of regulation or taxation that applies to the Company. For example, the Tax Cuts and Jobs Act of 2017, among other things, significantly changed the taxation of business entities (including by significantly lowering corporate tax rates), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). These statutes and regulations may impact the investment strategies, performance, costs and operations of the Company or the taxation of its shareholders.

Changes in government legislation, regulation and/or intervention may change the way the Adviser or the Company is regulated, affect the expenses incurred directly by the Company and the value of its investments and limit and/or preclude the Company’s ability to implement, or increase the Company’s costs associated with implementing, its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for the Company and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Company to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Company’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Company’s ability to achieve its respective investment objective.

We may be required to register as a commodity pool operator.

We have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Regulation 4.5 under the CEA with respect to the Company. While we currently expect that our activities will remain within the scope of the exclusion, if we change our hedging and risk management strategies, we may be required to register under the CEA as a commodity pool operator, and the Adviser may be required to register under the CEA as a commodity trading adviser, each of which would increase our regulatory and compliance costs and expenses.

Market fluctuations caused by force majeure, terrorism or certain other events may adversely affect our performance.

In addition to historic market risks, our performance may be adversely affected by market fluctuations resulting from certain risks which are unprecedented in nature or magnitude and therefore not amenable to existing risk management techniques which are based on modeling past events and assigning probabilities to the recurrence of those events. Such events include, without limitation, catastrophic acts of terror, imposition or declaration of martial law, mass disruption of telecommunications facilities, pandemics resulting from bio-terror attacks or outbreaks of fatal disease, cyber-terror and terrorist attacks on financial markets, exchanges and payments systems and acts of providence.

From early 2020 through the date of this prospectus, an extreme downturn in the credit markets, the global economy, and other financial markets, has developed and worsened, resulting in dramatic deterioration in the asset quality of many banks and companies in the financial services industry. These conditions, caused by the novel coronavirus (COVID-19) global pandemic that emerged in December 2019, have continued and, combined with declining business and consumer confidence and increased unemployment, have precipitated a deep economic recession and fears of a possible depression. It is difficult to predict how long these conditions will continue, whether they will continue to deteriorate and which markets, products and businesses will continue to be adversely affected. The success of the Company may depend on the recovery of the economy and such markets and there is no assurance that these conditions will stabilize or improve so as to allow the Adviser to pursue attractive investment opportunities.

Changes in interest rates may affect our net investment income, reinvestment risk and the probability of defaults of our investments.

Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Collateralized Loan Obligations (“CLOS”) and Collateralized Debt Obligations (“CDOS”).

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CDOs may be characterized by the Company as illiquid securities. An active dealer market may exist for CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Company to sell such securities. In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Company may invest in tranches of CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the CDO’s manager may perform poorly.

Additional Risks Related to Investments in CLOs.

The CLOs and other CDOs in which the Company may invest are Structured Products. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk.

The Company may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Company.

Certain structured products may be thinly traded or have a limited trading market. Structured Products are typically privately offered and sold. As a result, investments in Structured Products may be characterized by the Company as illiquid securities. In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Risks Related to Our Use of Leverage

We will continue to operate with leverage, which may adversely affect our return on our assets and may reduce cash available distribution.

We will continue to operate with leverage, which we may incur in the form of recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, repurchase agreements or other borrowings.

We currently have a bank loan to finance investments as a form of leverage. We also have authority to issue preferred stock or engage in reverse repurchase agreements to finance investments. Leverage exaggerates the effects of market downturns or upturns on the NAV and market value of our common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Company’s NAV, and expenses related to leverage can reduce the Company’s income. In the case of leverage, if our assets decline in value so that applicable asset coverage requirements for any borrowings or preferred stock would not be met, the Company may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time.

As noted above, the Company has entered into the Credit Facility with Texas Capital Bank to borrow up to $62.0 million of which $33.0 million has been committed and drawn as of June 30, 2020. Such borrowings constitute financial leverage. The Credit Facility contains customary covenant, negative covenant and default provisions, including covenants that limit the Company’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company’s policies. In addition, the Company agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Facility became effective unless changes to these policies and restrictions are consented to by Texas Capital Bank. The covenants or guidelines could impede the Adviser from fully managing the Company’s portfolio in accordance with the Company’s investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Credit Facility. The Company may not incur additional debt from any other party, except in limited circumstances. Such restrictions apply only so long as the Credit Facility remains in effect. We must comply with the guidelines established by the Credit Facility.

Although we have no present intention to do so, we may also operate with leverage by issuing preferred stock. Any form of leverage may include contractual terms that are unfavorable to our stockholders, including limitations on our ability to declare and distribute dividends. Such terms will likely also contain restrictive covenants that impose asset coverage requirements, voting right requirements and restrictions on the composition of our assets, and limit the use of our investment techniques and strategies, any or all of which may have an adverse effect on us and our ability to pay dividends. If we are unable to repay or refinance maturing debt on the date it is due, we may be forced to seek other sources of capital to repay the maturing debt that may be expensive or dilutive to existing stockholders. To the extent that we are unable to find additional financing or extend or refinance our debt when it becomes due and we do not have sufficient cash to redeem such debt, we may be required to liquidate assets that are illiquid and difficult to sell for fair value and the sale of assets may occur at a time when it would not otherwise be desirable to do so. Failure to meet any contractual term set forth by our lenders, including maturity, may result in a default, a forced sale of assets or reduced operational flexibility, or a significant loss or complete loss for our stockholders.

Leverage is a speculative technique that may adversely affect our earnings or book value. If the return on assets acquired with borrowed funds or other leveraged proceeds does not exceed the cost of the leverage and our cost of operations, the use of leverage could cause us to lose money.

Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly cash flows generated by our assets, which depends upon default rates, interest rates, refinancing and prepayment rates, timing of recoveries and various other factors. Our actual use of leverage may vary depending on our ability to obtain credit facilities and the lender’s and rating agencies’ estimate of the stability of our cash flows. The return on our assets and cash available for distribution to our stockholders may be reduced by changes in market conditions that cause the cost of these financings to increase relative to the income that can be derived from our assets. Defaults and lower than expected recoveries, as well as delays in recoveries on defaults, could rapidly erode our equity. Debt service payments will reduce cash flow available for distributions to stockholders. In addition, lenders from whom we may borrow money or holders of our debt securities will have claims on our assets that are superior to the claims of our common stockholders, and we may grant a security interest in our assets when we undertake leverage. In the case of a liquidation event, those lenders or note holders would receive proceeds before our common stockholders.

Financing arrangements with lenders or preferred stockholders may limit our ability to make dividend payments to our stockholders.

We depend on the ability of our operations to generate positive cash-flow measured as the positive difference between the yield on our assets and the cost of our funds. Because we use leverage to increase our return on equity, we may be subject to contractual operational limitations, including limitations on our ability to make dividends to our stockholders. If, as a consequence of these various limitations and restrictions, we are unable to generate sufficient funds for distributions from our assets or we are not in compliance with the terms of our debt agreements or any new series of preferred stock, we may not be able to make expected dividend payments.

Risks Related to Investing in Community Banking Sector

Our assets will be concentrated in the banking industry, potentially exposing us to greater risks than companies that invest in multiple sectors.

Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. A focus on community banks may make the Company more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Risks specific to the bank and diversified financial group of industries also may include:

Asset quality and credit risk.    When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which the Company will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which the Company invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. The Company will not have control over the asset quality of the financial institutions in which the Company will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Company’s investments.

Capital risk.    A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and the international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (“Basel III”) protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect shareholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on the Company’s investments.

Earnings risk.    Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to shareholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near-term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair the Company’s investments.

Management risk.    The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. The Company will not have direct or indirect control over the management of the financial institutions in which the Company will invest and, given the Company’s long-term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Company invests, may have an adverse impact on the Company’s investment.

Litigation risk.    Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which the Company invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which the Company invests could have material adverse financial effects on the Company and adversely affect the Company’s earnings and book value.

Market risk.    The financial institutions in which the Company will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities and derivatives of the financial institutions in which the Company will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, and changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Company will invest as well as adverse effects on the Company’s results from operations and overall financial condition.

Monetary policy risk.    Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

Competition.    The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which the Company will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Company invests.

Regulatory risk.    Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate and the value of the Company’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Company’s investments. The Company expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on the Company’s investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Company’s investments. Ownership of the stock of certain types of regulated banking institutions may subject the Company to additional regulations. Investments in banking institutions and transactions related to the Company’s investments may require approval from one or more regulatory authorities. If the Company were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Company would be subject to certain restrictions and regulations.

We may invest in equity and debt securities issued by community banks, subjecting us to unique risks.

We expect to invest in securities issued by community banks that qualify as Tier 1 or Tier 2 capital for regulatory capital purposes. These investments may consist primarily of preferred equity as well as subordinated debt, convertible securities and, to a lesser extent, common equity.

Equity, unlike debt securities, does not have a stated maturity and it is uncertain when, if ever, we will receive our invested amounts or expected returns on such investments. During our holding period, the only source of investment income on such common equity securities may be dividend income or valuation gains. New financial products continue to be developed, and we may invest in any products that may be developed to the extent that such investment is consistent with our business plan.

Certain of these securities, particularly debt securities and certain hybrid capital instruments, may be long-dated in nature and may contain provisions that enable the issuing institution to defer payment of interest or dividends without resulting in bankruptcy or default. Furthermore, even though an institution has the financial capacity to make such payments, regulatory approval may be withheld to make such payment, and in the absence of such approval, the issuing institution will not be able to make such interest or dividend payment to us. The longer-term nature of these instruments limits the liquidity of these instruments and may increase the risk of holding these investments.

Investments in holding companies generally subject investors to increased risks because holding companies generally hold all their assets in their subsidiaries and are dependent on distributions from their subsidiaries to service their interest obligations and for ultimate principal repayment. In the event of a default or a bankruptcy, holders of securities issued by holding companies may suffer from increased losses or lower recoveries and may be subordinated to securities issued directly by the holding company’s subsidiaries.

All of our investments are subject to liquidity risk, but we may face higher liquidity risk if we invest in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.

All of our investments are subject to liquidity risk, however, we are likely to invest in debt obligations that are unrated and that are issued by banks that have no corporate rating by a nationally recognized statistical rating organization. In such cases, there may not be an active market for these securities and our investments may be subject to significant liquidity risk in the event we are required to sell such investments.

We expect to manage a portfolio of securities, focused on the bank market, which would make us more economically vulnerable in the event of a downturn in the banking industry.

Our portfolio consists of preferred equity, subordinated debt, alternative capital, debt securities and common equity investments in U.S. and foreign domiciled banks, in addition to possibly other securities.. These investments are subject to the risk factors affecting the banking industry, and that could cause a general market decline in the value of bank stocks. Individual banks, as well as the banking industry in general, may be adversely affected by negative economic and market conditions throughout the United States or in the local economies in which banks operate, including negative conditions caused by recent disruptions in the financial markets. In addition, changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, may have an adverse impact on banks’ loan portfolios and allowances for loan losses. As a result, we may experience higher rates of default with respect to our bank investments in the event of a downturn in the banking industry. Also, losses could occur in individual investments held by us because of specific circumstances related to each bank. These factors could have a material adverse effect on our financial condition, results of operations or liquidity.

A large number of community banks may fail during times of significant economic stress.

According to data from the FDIC, since 1934, banks and thrifts have failed at an annual rate of 0.35%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in each of 1937 and 1938 (Great Depression). However, despite the low percentage of banks that have failed compared to the number of banks in the U.S. during the relevant time period, during periodic times of significant economic stress, bank earnings decline and a significant number of banks may fail. For instance, during the savings and loan crisis during the 1980s through 1992, there were a total of 2,870 failures out of 14,364 FDIC-insured banks in existence on December 31, 1980. From January 1, 2008 through December 9, 2020, which includes the most recent financial crisis, there were 549 failures, most of which were community banks, out of approximately 8,534 FDIC-insured banks in existence on December 31, 2007, with the highest one-year failure rate of 3.22% in 1989 for the savings and loan crisis and 1.96% in 2010 for the most recent financial crisis. The number of failed community banks since 2007 was highest in certain regions in which real estate values declined disproportionately more than the national average, including Florida, Georgia, Illinois and California.

According to the FDIC Quarterly Banking Profile dated September 30, 2020, 52 of 5,033 FDIC-insured banks were included on the FDIC’s list of “Problem Institutions.” While historically, only a small fraction of banks on the list of “Problem Institutions” fail and only 8 FDIC-insured banks failed in 2017, as of December 31, 2017 (representing an approximate annualized failure rate of only 0.14%, which is similar to the average annual rate of default for Baa3 Corporate Credit since 1934), some level of additional bank failure is likely. We intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that have the ability to pay dividends or interest on the securities they issue, and/or that are not a party to regulatory enforcement actions that would limit or hinder their payment of dividends or interest or otherwise demonstrate that they are in troubled condition. We believe that such institutions are unlikely to be included in the FDIC’s list of “Problem Institutions” and are less likely to fail than many of their peers. Nevertheless, it is possible that some portion of the community banks in which we invest may fail, particularly if the U.S. economy stagnates or another financial crisis occurs. If we invest in banks that fail, we are likely to lose most or all of our investment in such institutions.

We expect to manage a portfolio of securities, focused on the bank market, with investments in community banks whose business is subject to greater lending risks than larger banks.

Community banks have different lending risks than larger banks. They provide services to their local communities. Their ability to diversify their economic risks is limited by their own local markets and economies. They lend primarily to small to medium-sized businesses, professionals and individuals which may expose them to greater lending risks than those of banks that are lending to larger, better-capitalized businesses with longer operating histories. They manage their credit exposure through careful monitoring of loan applicants and loan concentrations in particular industries, and through loan approval and review procedures. They have established evaluation processes designed to determine the adequacy of their allowances for loan losses. Although these evaluation processes use historical and other objective information, the classification of loans and the establishment of loan losses is an estimate based on experience, judgment and expectations regarding their borrowers, the economies in which they and their borrowers operate, as well as the judgment of their regulators. We cannot assure you that their loan loss reserves will be sufficient to absorb future loan losses or prevent a material adverse effect on their business, financial condition or results of operations.

Risks Related to Banking Regulations and Banking Investments Affecting Our Business

The following summary does not purport to be a comprehensive description of all of the federal and state statutes and regulations which govern U.S. banking institutions that may be relevant to a decision to invest in the Company. The statutes or regulations discussed are only brief summaries of those provisions which are, in their entirety, complex and subject to interpretation. Further, the statutes or regulations governing the U.S. banking system and the interpretation thereof are subject to change. In addition, it does not purport to deal with all of the consequences applicable to investors in regulated financial institutions. Each prospective investor is strongly urged to consult its own legal advisors with respect to the consequences under applicable regulatory regimes governing banking institutions and investors therein of the purchase and ownership of common stock in the Company.

The banking institutions in which we will invest are subject to substantial regulations that could adversely affect their ability to operate and the value of our investments.

We invest substantially all of our assets in banks and their holding companies and therefore our portfolio investments are subject to existing and potential new regulations that may be adverse to them. Banking institutions, including banks and savings and loan associations, holding companies thereof, and their subsidiaries and affiliates (collectively, “banking institutions”) are highly regulated entities that are subject to extensive regulatory and legal restrictions and limitations and to supervision, examination and enforcement by state and federal regulatory authorities. In addition, the banking crisis in the United States that began in 2007 has resulted in increased regulations, and we anticipate that further regulations will be implemented in the future. The laws and regulations affecting banks, and the interpretations thereof, are subject to material changes, and any such changes may adversely impact portfolio investments and could result in the Company facing material losses or having to divest some or all of its investments under adverse market conditions. As a result of the extensive federal and state restrictions and limitations, supervision and enforcement, banking institutions have less operational flexibility and are generally subject to greater regulatory risks than companies in other industries that are less regulated.

Numerous and Extensive Regulations. There are various federal statutes that regulate U.S. banking institutions, including, the Bank Holding Company Act of 1956, the Federal Deposit Insurance Act, the Federal Reserve Act, the National Bank Act, the Home Owners’ Loan Act of 1933 (the “HOLA”), the Securities Act, the Securities Exchange Act of 1934 (the “Exchange Act”), the Investment Advisers Act and the Investment Company Act. These federal statutes have been amended, often materially, over the years and may continue to be amended in the future, and the consequences of such future amendments may be materially adverse to the Company’s investments or the financial services industry in general. In addition to these various federal statutes, federal regulatory agencies, including among others the Federal Reserve Board, the Office of the Comptroller of the Currency (the “OCC”), the FDIC and the CFPB, together in certain cases with state banking regulatory agencies (individually, a “Regulatory Agency” or, collectively, the “Regulatory Agencies”), have adopted regulations and guidelines which are subject to interpretation, and which continue to be amended and revised and such amendments and revisions or a change in interpretation of existing regulations or guidelines may be materially adverse to the Company’s portfolio companies or the financial services industry in general. Much of the regulatory framework that has been developed is intended to protect depositors, the FDIC and the banking system in general and, as such, stockholders in such regulated institutions may be disadvantaged, in some cases materially, by amendments and revisions to such statutes, regulations or guidelines, or interpretations thereof, or by the enforcement of such statutes and regulations by Regulatory Agencies.

Adverse consequences, including without limitation civil penalties, fines, suspension or termination of deposit insurance, may result in the event that any banking institution fails to comply with applicable rules or regulations. These rules and regulations are complex and are subject to interpretation and may be subject to change, which imposes compliance risk on the entities that are subject to these rules and may be adverse to the Company.

In addition, banking institutions are subject to various quantitative judgments by Regulatory Agencies, which may include subjective judgments regarding credit risk, interest rate and liquidity risk, operational risk and other factors, including subjective judgments on the “safety” or “soundness” of an institution.

New FASB CECL regulations may create volatility in our earnings and the level of our allowance for credit losses.

The Financial Accounting Standards Board, or FASB, has issued a new credit impairment model, the Current Expected Credit Loss, or CECL model, which must be implemented by banks and certain other companies beginning in 2021. Under the CECL model, entities subject to the model will be required to present certain financial assets carried at amortized cost, such as loans held for investment and held-to-maturity debt securities, at the net amount expected to be collected. The measurement of expected credit losses is to be based on information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This measurement will take place at the time the financial asset is first added to the balance sheet and periodically thereafter. This differs significantly from the "incurred loss" model, which delays recognition until it is probable a loss has been incurred. CECL may create more volatility in the companies in which we invest, and this in turn could affect the value of our portfolio.

Non U.S. Investment Risk.

The adoption of new international banking and insurance guidelines may cause uncertainty or disruptions in the global banking industry. Adverse conditions in the global banking industry and credit markets may adversely impact the value of our investments to the extent we make investments in global financial institutions. Investments in securities of non-U.S. issuers involve special risks not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Company’s investment opportunities. In addition, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the United States, and such markets may not provide the same protections available in the United States. Corporate governance standards may be lower in non-U.S. markets. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Company’s investments in those countries. The Company’s investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Company’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets may be more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Capital Adequacy Requirements and Alternative Capital Securities.

Capital Adequacy Requirements. Banking institutions are required to meet certain capital adequacy guidelines or rules that involve assessments of their assets and liabilities, including contingent and off-balance sheet items and other items which may be based on subjective inputs, as determined by the Regulatory Agencies. The Federal Reserve Board has established minimum capital adequacy requirements that are calculated in relation to assets and various off-balance sheet exposures. The Dodd-Frank Act imposes more stringent capital requirements on bank holding companies and savings and loan holding companies by, among other things, applying consolidated capital requirements to savings and loan holding companies, imposing leverage ratios on bank holding companies and savings and loan holding companies and prohibiting new trust preferred issuances from counting as Tier 1 capital. In addition, in response to the Dodd-Frank Act requirements and the Basel III protocols, the Regulatory Agencies have proposed more stringent capital requirements that, if adopted in their current form, would apply to community banks. These restrictions may significantly limit the future capital strategies of community banks.

Non-compliance with capital adequacy requirements may result in limitations on operations or other orders, which may be materially adverse to the financial institutions in which we invest. If a depository institution fails to meet certain capital adequacy standards or requirements (such institution is referred to as an “undercapitalized institution” if it is not well capitalized or adequately capitalized), the appropriate Regulatory Agency may be required by law to take one or more actions with respect to such undercapitalized institution. These actions may include requiring the institution to issue new shares, merge with another depository institution, restrict the rates of interest such institution pays on deposits, restrict asset growth, terminate certain activities or forcing it to divest of certain or all of its subsidiaries, dismiss certain directors or officers, place the depository institution into an FDIC-administered receivership or conservatorship or take any other action that, in the Regulatory Agency’s judgment, will resolve the problems of the institution at the least possible loss to the FDIC.

Alternative Capital Securities Risk. The Company’s investments in alternative capital securities are subject to several risks. Where regulators feel the scale, scope of spirit of a bank’s regulatory capital relief strategy has become overly aggressive, they might enforce stricter regulation that makes the strategy more costly or impractical for the bank. Under the terms governing the Company’s investments or potential investments in alternative capital securities, it is expected that adverse regulatory developments may result in the bank being able to terminate the Company’s alternative capital securities investments early, which subjects the Company to reinvestment risk. Another risk relates to the inherent information asymmetry in such alternative capital securities investments, whereby the bank selling the alternative capital securities normally would have better knowledge of those assets than the Company and, as result, may only make higher risk assets available for investment. Finally, there is a risk of deterioration of the loan portfolio due to poor underwriting of the bank or extrinsic factors such as weak economic conditions that could adversely affect the value of the alternative capital securities.

We may become subject to adverse current or future banking regulations.

We will seek to structure our investments to avoid being regulated by various banking authorities. Therefore, we do not currently expect to be regulated by any state or federal banking regulatory bodies and will have significant flexibility with respect to the manner in which we operate. However, if we are deemed to have acquired control of one or more banking institutions, we would become a bank holding company subject to the Bank Holding Company Act and the regulations thereunder or a savings and loan holding company subject to the HOLA and the regulations thereunder. While the rules for bank holding companies and savings and loan holding companies vary, the Federal Reserve Board will generally find that we control a banking institution if we own 25% or more of any class of voting securities or 33% or more of the total equity (voting or non-voting) of a banking institution; or if we own 10% or more of the voting stock of the banking institution and we have representation on the board of directors of the banking institution or other indicia of control (such as control in any manner of the election of a majority of the institution’s directors, or a determination by the regulator that we have the power to direct, or directly or indirectly to exercise a controlling influence over, the management or policies of the banking institution). There is a presumption of non-control if we own or control less than 5% of the outstanding shares of any class of voting securities. If we are deemed to have acquired control of one or more banking institutions:

•	we would become subject to supervision and examination by the applicable Regulatory Agencies, including the Federal Reserve Board;

•	the Federal Reserve Board would subject us to periodic reporting requirements applicable to bank holding companies or savings and loan holding companies; and

•	we would become subject to restrictions on non-banking activities (i.e. any activity other than banking or managing or controlling banks or performing services for its subsidiaries) applicable to bank holding companies and savings and loan holding companies, including restrictions on acquiring direct or indirect ownership or control of more than 5% of any class of voting securities of any company engaged in non-bank activities. We would only be permitted to engage in, or acquire an interest in companies that engage in, activities that the Federal Reserve Board has determined to be incidental to the activity of banking or managing or controlling banks to a limited extent. These restricted activities include, among other activities, owning and operating a savings association, escrow company, trust company or insurance agency; acting as an investment or financial advisor, or providing securities brokerage services; and, in the case of a financial holding company or unitary savings and loan holding company, activities that are financial in nature, incidental to financial activities or complementary to a financial activity, such as lending activities, insurance and underwriting equity securities. In addition to restrictions on permissible activities and investments, bank holding companies, financial holding companies, and their subsidiary banks are prohibited from entering into certain tying arrangements in connection with extension of credit, lease, sale of property or provision of any services should the Federal Reserve Board find the arrangement resulting in anti-competitive practices.

In addition, if we were deemed to be in control of a bank which is not “well capitalized” or not “well managed” as defined by the relevant Regulatory Agency, the Federal Reserve Board and certain other Regulatory Agencies would have the authority to impose various limitations or regulatory actions on us, including:

•	limitations on our ability to pay dividends or distributions to our stockholders;

•	forced divestiture of certain of our investments deemed by such Regulatory Agency as in danger of becoming insolvent and as posing significant risk to the undercapitalized institution;

•	requiring us to provide financial support to the portfolio bank under the Federal Reserve Board’s “source of strength” doctrine when we would otherwise be disinclined to do so or when we would consider itself unable to do so, which could force us to satisfy such obligation through divesture of other assets or through raising additional funds from existing stockholders or third-party investors; and

•	the imposition by the FDIC of “cross-guarantee” liability upon any commonly controlled insured depository institutions for deposit insurance losses incurred by the FDIC. A depository institution’s liability under the cross-guarantee provision is generally senior to (i) obligations to stockholders or (ii) any obligation or liability owed to any affiliate of such depository institution. Thus, portfolio companies that are insured depository institutions may be subject to such cross-guarantee liability with respect to other portfolio companies that are also insured depository institutions.

Ownership of our stock by certain types of regulated institutions may subject us to additional regulations.

If a bank holding company or savings and loan holding company stockholder is deemed to control us, we would be subject to the “umbrella” supervision of the Federal Reserve Board and potentially other regulatory agencies and such supervision may expose us to the regulatory burdens discussed above and to additional expenses or limitations in carrying out its investment objective, which may be materially adverse to the holders of our common stock. In the event that a bank holding company or savings and loan holding company stockholder is deemed to control us, it would have to obtain prior approval or non-objection of the Federal Reserve Board whenever the Company acquires, directly or indirectly, more than 5% of any class of voting securities of a U.S. bank or of a non-bank financial company (unless, in the case of a non-bank financial company, such bank holding company stockholders is a financial holding company). In the event that a bank holding company or savings and loan holding company stockholder controls us, we could not, without prior approval of the Federal Reserve Board, acquire more than 5% of any class of voting securities of any non-financial company, unless the bank holding company stockholder that controls us is a financial holding company; however, if each bank holding company stockholder that controls us is a financial holding company, we could make any investment in any non-financial company (but not in a bank or non-bank financial company) pursuant to the Bank Holding Company Act. If a bank holding company stockholder or savings and loan holding company controls us, then any direct or indirect investment by us in more than 5% of any class of voting securities of a foreign company (including a foreign bank) would have to comply with the provisions promulgated by the Federal Reserve Board.

Investments in banking institutions and transactions related to our portfolio investments may require approval from one or more regulatory authorities.

We would be required to seek prior approval from the Federal Reserve Board in order to acquire control of more than 5% of the outstanding shares of any class of voting securities or 25% or more of the total equity (voting and non-voting) or other controlling interests of a bank, bank holding company or financial holding company. In addition, bank holding companies (but, not financial holding companies) are required to obtain approval prior to purchasing 25% or more of the total equity of a non-bank financial company.

We would be required to seek prior approval from the Federal Reserve Board or the OCC if we proposed to acquire control of a savings and loan association or a savings and loan holding company.

If we were deemed to be a bank holding company or savings and loan holding company, bank holding companies or savings and loan holding companies that invest in us will be subject to certain restrictions and regulations.

If we were deemed to be a bank holding company or savings and loan holding company, a bank holding company or savings and loan holding company stockholder could acquire less than 5% of any class of our stock, and less than 25% of our total equity, without Federal Reserve Board approval, provided that such bank holding company or savings and loan holding company stockholder does not control us. If we made controlling investments, directly or indirectly in a U.S. bank, then any bank holding company or savings and loan holding company stockholder that acquires more than 5% of any class of voting interests or 25% of our total equity would be required to receive prior written approval of the Federal Reserve Board before acquiring such interests. Bank holding company or savings and loan holding company stockholders that are not financial holding companies may be required to obtain prior approval from the Federal Reserve Board prior to acquiring more than 5% of any class of voting interests or 25% of our total equity if we make non-controlling or controlling investments in non-bank financial companies.

Each prospective investor that is or may become a bank holding company or financial holding company or savings and loan holding company is strongly urged to consult its own legal advisors with respect to the consequences under applicable regulatory regimes regarding banking institutions and investors therein of the purchase and ownership of our shares.

Risks Related to Our Adviser and/or its Affiliates

Our performance is dependent on our Adviser, and we may not find a suitable replacement if the management agreement is terminated.

Some of our executive officers are also executive officers of our Adviser or its affiliates. We have no separate facilities, employees or management and rely on our Adviser, which has significant discretion as to the implementation of our operating policies and strategies. We will depend on our Adviser and its affiliates for certain services including administrative and business advice. We are subject to the risk that our Adviser will terminate the management agreement and that no suitable replacement will be found. Investors who are not willing to rely on our Adviser or ArrowMark Partners should not invest in our common stock. The employees, systems and facilities of our Adviser and ArrowMark Partners may be utilized by other funds and companies advised by them or their affiliates. Our Advisor may not have sufficient access to such employees, systems and facilities in order to comply with its obligations under the management agreement. We believe that our success depends to a significant extent upon the experience of the executive officers, portfolio managers and employees of ArrowMark or its affiliates, whose employment is not guaranteed.

The departure or death of any of the members of senior management of our Adviser or ArrowMark Partners may adversely affect our ability to achieve our business objective; our management agreement does not require the availability to us of any particular individuals.

We depend on the diligence, skill and network of business contacts of the employees of our Adviser and ArrowMark Partners and its affiliates, whose investment professionals will evaluate, negotiate, structure, close and monitor our assets. Our future success depends on the continued service of the management team of the Adviser and ArrowMark Partners and its affiliates, and that continued service is not guaranteed. The management agreement does not obligate that any particular individual’s services be made available to us. The departure, death or disability of any of the members of the management of the Adviser or ArrowMark Partners could have a material adverse effect on our ability to achieve our business objective.

If our Adviser ceases to be our manager under our management agreement, financial institutions that provided our credit facilities may not provide future financing to us.

The financial institutions that will finance our investments pursuant to credit facilities or reverse repurchase agreements arranged by our Adviser may require that our Adviser serve as our manager as a condition to making continued advances to us under these credit facilities. Additionally, if our Adviser ceases to be our adviser, each of these financial institutions under these credit facilities may terminate their facility and their obligation to advance funds to us in order to finance our future investments. If our Adviser ceases to be our manager for any reason and we are not able to obtain financing under these credit facilities, our growth maybe limited and our earnings and book value may be adversely affected.

Our Adviser’s liability is limited under our management agreement, and we have agreed to indemnify our Adviser against certain liabilities.

Pursuant to our management agreement with our Adviser, its affiliates and their officers, directors, managing members, members and employees will not be liable to us, our directors, or our stockholders for acts performed in accordance with and pursuant to our management agreement, except by reason of acts constituting willful misconduct, bad faith or gross negligence, or as otherwise required by applicable law.

Pursuant to our management agreement, we will indemnify our Adviser, its affiliates and their officers, directors, managing members, members, employees and certain other parties against all losses, expenses and costs or damages arising out of or in connection with actions of such indemnified party or failure to act on the part of such indemnified party all in connection with our investment activities or in respect of our management agreement or the services provided by our manager or ArrowMark Partners to us, in the absence of willful misfeasance, gross negligence or bad faith. See “Management—Management Agreement.”

There may be potential conflicts of interest between our management or Adviser, on one hand, and the interest of our common stockholders, on the other.

Our Adviser is subject to certain conflicts of interest in our management. These conflicts will arise primarily from the involvement of our Adviser and its affiliates in other activities that may conflict with our activities. Our Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, they may engage in activities where their interests or the interests of their clients may conflict with our interests and the interests of the holders of our common stock. Other present and future activities of our Adviser and its affiliates may give rise to additional conflicts of interest which may have a negative impact on us.

Our Adviser’s compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to our Adviser’s clients over time. As a result of our Adviser’s allocation policies, we may not be able to invest in all opportunities that are appropriate for us and this may have the effect of reducing our potential earnings. Although our Adviser has agreed with us that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures, there is no assurance that these policies and procedures will work as intended or that we will be allocated our fair share of investment opportunities over time or appropriately allocated the fees and expenses of the Adviser.

We are limited in our ability to conduct transactions with affiliates.

The Investment Company Act imposes restrictions on transactions we can conduct with our affiliates. These restrictions prohibit us from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by StoneCastle-ArrowMark, ArrowMark Partners or any of their respective affiliates. These restrictions also prohibit certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Our Adviser’s investment committee is not independent from its management.

Our Adviser’s investment committee is comprised exclusively of our affiliated persons, and they are the same individuals who manage our assets. The individuals comprising our Adviser’s investment committee may have inherent conflicts of interest with the holders of common stock, since they also advise other investment companies affiliated with us. We cannot guarantee that the investment opportunities provided to us will have better results than investment opportunities provided to our affiliates.

We may compete with our Adviser’s current and future investment vehicles for access to capital and assets.

Our Adviser and its affiliates may sponsor or manage additional investment funds in the future. Although these funds may have different business objectives and operate differently than we do, we may nonetheless compete with these funds for capital or assets or for access to the benefits that we expect our Adviser to provide to us.

There may be other conflicts of interest in our relationship with our Adviser and/or its affiliates that could negatively affect our earnings.

Our Adviser and/or its affiliates manage, sponsor and invest in other secured borrowings via special purpose vehicles, investment funds, hedge funds and separate accounts and may in the future sponsor additional investment funds and other investments in community banks, commercial loans, municipal debt and other targeted assets in the community banking sector, and some of the members of our board of directors and officers or members of our Adviser’s investment committee may serve as officers and/or directors of these other entities. This may give rise to conflicts of interest, including that certain assets appropriate for us may also be appropriate for one or more of these entities, and our Adviser may decide to allocate a particular opportunity other than to us. Our Adviser will often make asset purchase and sale decisions for us and any subsidiaries at the same time as asset purchase and sale decisions are being made for other affiliated entities for which our Adviser or one of our Adviser’s affiliates is the investment adviser, in which case our Adviser will face conflicts in the allocation of business opportunities. Our Adviser and/or its affiliates may also engage in additional management and investment opportunities in the future which may compete with us for business opportunities.

The restrictive covenants that would govern our potential secured borrowings may have greater limitations on the disposition and reinvestment of assets than do other accounts managed by our Adviser. This may result in dispositions and reinvestments not being able to be made on as advantageous a basis as our Adviser may be able to achieve for such other accounts and such other dispositions and reinvestments may adversely affect the price at which such assets can be sold or purchased on our behalf.

Our Adviser’s management of our business is subject to the oversight of our board of directors, but our board of directors will not approve each business decision made by our Adviser.

Our Adviser is authorized to follow a very broad business approach, including the selection of the amount and form of leverage we will employ. Our policies do not impose any limitations on the types of investments within the banking sector and, as a result, we cannot predict with any certainty the percentage of our assets that will be in each category. We may change our business strategy and policies for how we invest in banking-related securities without a vote of stockholders. Our board of directors will periodically review our business approach and our assets. However, our board of directors will not review each proposed purchase. In addition, in conducting periodic reviews, our board of directors will rely primarily on information provided to it by our Adviser.

Our Adviser may be incentivized to incur additional leverage, up to the extent permitted by regulations.

Our Adviser’s management fee is based on our gross assets at the end of each quarter, not net of any leverage that we incur. Our Adviser therefore may be incentivized to increase our leverage within regulatory limits in order to increase our asset value. Additional leverage may pose risks that could adversely affect our results of operations and our ability to declare and pay dividends. See “Leverage” and “Risk Factors—Risks Related to our Operations.”

Our Adviser can resign on not less than 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Adviser has the right, under the management agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Risks Related to Offerings

The price for our common stock may be volatile.

The trading price of our common stock following any future offering may fluctuate substantially. The price of our common stock that will prevail in the market after any future offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	changes in the value of our portfolio of investments;

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of similar investment companies; our dependence on the banking sector and changes in conditions relating to that sector; our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies with respect to investment companies;

•	our ability to borrow money or obtain additional capital;

•	losing RIC status under the Code;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	departures of key personnel; and

•	exchange-related technological disruptions.

Shares of closed-end investment companies often trade at a discount to their net asset value.

We cannot predict the prices at which our common stock will trade. Although our common stock is listed on the NASDAQ Global Select Market, an active trading market for our shares may not be sustained. In the absence of an active trading market for our common stock, investors may not be able to sell their common stock at or above the offering price or our NAV.

Shares of closed-end investment companies have in the past frequently traded at discounts to their NAV and our common stock may also be discounted in the market. This characteristic is a risk separate and distinct from the risk that our NAV could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any future offering. We cannot assure you whether our common stock will trade above, at or below our NAV. Whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as NAV, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV or at, below or above the offering price. In addition, if shares of our common stock trade below their NAV, we will generally not be able to issue additional shares of common stock at their market price without first obtaining the approval of our stockholders and our independent directors to such issuance.

Future offerings of debt securities or preferred stock, which would rank senior to our common stock upon our liquidation, and future offerings of equity securities, which would dilute our existing stockholders and may be senior to our common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of our common stock.

If you purchase our common stock in any future offering, the price that you pay will be greater than the NAV per share of common stock immediately following any future offering. This discrepancy is in large part due to the expenses we will incur in connection with the consummation of any future offering. In the future, we may attempt to increase our capital resources by making offerings of debt or additional offerings of equity securities, including offerings of preferred stock, the terms of which may be determined in the discretion of our board of directors. Upon liquidation, holders of our debt securities and holders of our preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings may dilute the holdings of our existing stockholders or reduce the market price of our common stock, or both. Our preferred stock, if issued, could have a preference on liquidating distributions or a preference on dividend payments that could limit our ability to make a dividend distribution to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, holders of our common stock bear the risk of our future offerings reducing the market value of our common stock and diluting their holdings of shares in us.

Risks Related to Taxation

We may not be able to meet the requirements to maintain RIC status.

In order to qualify as a RIC, we must be registered as a management company under the Investment Company Act at all times during each taxable year and meet an income test, a diversification/asset test and certain distribution requirements. Failure to meet the income test and the diversification/asset test requirements could result in the discontinuance of our treatment as a RIC, which would increase our tax expense and could adversely affect our NAV, results of operations and ability to distribute dividends.

We will be subject to corporate-level federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code.

If we fail to qualify for or maintain RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level federal income tax (and any applicable state and local taxes) and our stockholders would be subject to the federal income tax rules that apply to stockholders in a regular, or “C,” corporation. The conversion from a RIC to a regular, or “C,” corporation could have a materially adverse tax impact on us and our stockholders in the taxable year in which RIC status is lost and in future taxable years. Further, if we seek to re-establish RIC status after operating as a regular, or “C,” corporation, because we will have operated as a regular corporation, we would have to distribute to our stockholders our pre-election earnings and may also be taxed on the gain in appreciated assets that we hold when we re-elect to be a RIC.

Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder’s particular circumstances.

Code section 871(k) provides certain “look-through” treatment to Non-U.S. Stockholders (as defined in “Material U.S. Federal Income Tax Considerations”), permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax. It should also be noted that withholding would still apply (generally at a 30% rate or lower applicable treaty rate) to the extent that distributions are from the Company’s dividend income, interest income from non-U.S. sources or foreign currency gains. We strongly urge you to review carefully the discussion under “Material U.S. Federal Income Tax Considerations” and to seek advice based on your particular circumstances from an independent tax advisor.

DETERMINATION OF NET ASSET VALUE

We will determine and publish the NAV of our common stock on at least a quarterly basis and at such other times as our board of directors may determine. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received, dividends declared but not yet received), less: all of our liabilities and including (i) accrued expenses; (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock.

We will determine fair value of our assets and liabilities in accordance with valuation procedures that our board of directors adopts. Generally, we seek to obtain market quotes from independent parties for each of our investments. Our board of directors has engaged the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. Our board of directors also reviews valuations of such investments provided by the Adviser. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our board of directors. Our board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board of directors also reviews valuations of such investments provided by the Adviser and assigns the valuation it determines to best represent the fair value of such investments.

•	The fair value for publicly-traded equity securities and equity-related securities will be determined by using readily available market quotations from the principal market, if available. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value will be determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, will be used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

•	An equity security of a publicly traded company acquired in a private placement transaction is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common stock or securities that may be sold pursuant to Rule 144 shall generally be valued based on the fair value of the freely tradable common stock counterpart, less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

•	Our board of directors uses the services of one or more regionally or nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

•	Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities.

•	Short-term securities, including bonds, notes, debentures and other fixed income securities and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker. Short-term securities normally will be valued at amortized cost unless market condition or other factors lead to a determination of fair value at a different amount.

•	Other assets, including equity investments for which there is no market, will be valued at market value pursuant to written valuation procedures adopted by our board of directors, or if a market value cannot be obtained (including with respect to classes of investments noted above) or if our Adviser determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our board of directors. In making these determinations, our board of directors has engaged an independent valuation firm to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. We intend for such a third-party valuation firm to provide valuation advice with respect to approximately 25% of our investment portfolio each quarter.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our board of directors or a designated committee thereof for approval at the next regularly scheduled board meeting. See “Risk Factors—Risks Related to Our Adviser and/or its Affiliates.”

DIVIDEND REINVESTMENT PLAN

We have a dividend reinvestment plan for our stockholders. Our plan is an “opt out” dividend reinvestment plan. As a result, if a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our dividend reinvestment plan (the “Plan”) through the facilities of the Depository Trust Company (“DTC”), and such stockholder’s account is coded for dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by Computershare Trust Company, N.A., as Plan agent (the “Plan Agent”), in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder’s account is not coded dividend reinvestment by such brokerage firm, and such stockholder receives distributions in cash. If a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment professional to determine what arrangements can be made to set up its account to participate in the Plan if desired, and, until such arrangements are made, a stockholder receives distributions in cash.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder is determined by dividing the total dollar amount of the dividends payable to such stockholder by 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market (or such other exchange or quotation system on which the common stock is primarily traded) for the five trading days immediately prior to the valuation date fixed by our board of directors. In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder is determined by dividing the total dollar amount of the dividends payable to such stockholder by the weighted average purchase price, without deduction for transaction processing fees such as brokerage commissions and other related costs, of all such shares purchased by the Plan Agent on the open market in connection with such distribution.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent. Stockholders may elect not to participate in the Plan by notifying the Plan Agent in writing so that it is received by the Plan Agent no later than 5 days prior to the applicable dividend record date. Any such election will remain in effect until the stockholder notifies the Plan Agent in writing of the withdrawal of such election, which withdrawal must be received by the Plan Agent no later than 5 days prior to the applicable dividend record date. A stockholder that holds its shares through a broker or other nominee must make any such election or termination through its broker or nominee.

Whenever we declare a distribution payable in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common stock.

We will use primarily newly-issued common stock to implement the Plan, whether our shares are trading at a premium or at a discount to NAV. However, we reserve the right to instruct the Plan Agent to purchase shares in the open market in connection with its obligations under the Plan. Such purchases may be effected through an affiliated or unaffiliated broker-dealer as selected by the Plan agent. The broker-dealer may charge transaction processing fees such as brokerage commissions and other related costs in addition to any compensation received by the Plan Agent.

We cannot establish the number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock will experience dilution over time. The level of discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

The Plan Agent will maintain all stockholders’ accounts in the Plan and will furnish written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable in shares. If the participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions, fees and transaction costs incurred for the transaction, and the Plan Agent is entitled to deduct a $15 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. The Plan proceeds to non-U.S. persons may be subject to withholding tax. See “Material U.S. Federal Income Tax Considerations.”

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of our board of directors such a change is warranted. We may terminate the Plan upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of the common stock to be delivered to him, her or it. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds the brokerage commissions, fees and transaction costs incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $150 million of our common stock, preferred stock, debt securities or subscription rights to purchase shares of our common stock, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

DESCRIPTION OF SECURITIES

The following descriptions of our securities, certain provisions of Delaware law and certain provisions of our certificate of incorporation and our bylaws are summaries and are qualified by reference to Delaware law and our certificate of incorporation and bylaws, copies of which are available from us upon request.

General

Our certificate of incorporation provides that our board of directors (without any further vote or action by our stockholders) may cause us to issue up to 40,000,000 shares of common stock, par value $0.001 per share, and up to 10,000,000 shares of undesignated preferred stock, par value $0.001 per share. As of the date of this prospectus, there are 6,565,413 shares of common stock outstanding and no shares of preferred stock outstanding. All references to “stock” or “shares” herein refer to common stock, unless otherwise indicated. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and, when issued, the shares offered by this prospectus will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of shares outstanding as of December 31, 2019 was 6,559,010.

The following information regarding our authorized shares is as of December 8, 2020.

Title of Class	Amount Authorized	Amount Held by the Company for its Account	Amount Outstanding (Exclusive of Amount Held by the Company for its Account)
Common Stock, par value $0.001	40,000,000	0	6,565,413
Preferred Stock, par value $0.001	10,000,000	0	0

Common Stock

Voting Rights

The holders of common stock are entitled to one vote per share held of record on all matters submitted to a vote of our stockholders. Generally, except with respect to extraordinary corporate transactions, certain amendments to our certificate of incorporation, any amendment to our bylaws, liquidation and the election and removal of directors, all matters to be voted on by our stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes cast by all common stock present in person or represented by proxy. Removal of directors for cause must be approved by at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors. See “—Certificate of Incorporation and Bylaws—Amendment of Our Certificate of Incorporation and Bylaws” for a discussion of approval rights with regard to such amendments.

Dividend Rights

Holders of common stock share ratably (based on the number of shares of common stock held) in any dividend declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any preferred stock we may issue in the future.

Preemptive Rights

No holder of common stock is entitled to preemptive, redemption or conversion rights, sinking fund or cumulative voting rights.

Liquidation Rights

Upon our dissolution, liquidation or winding up, after payment in full of all amounts required to be paid to creditors and to the holders of preferred stock having liquidation preferences, if any, the holders of our common stock are entitled to receive an equal amount per share of all our remaining assets available for distribution.

Listing

Our common stock is traded on the NASDAQ Global Select Market under the ticker symbol “BANX.”

Preferred Stock

Under our certificate of incorporation, our board of directors (without any further vote or action by our stockholders) is authorized to provide for the issuance from time to time of up to 10,000,000 shares of preferred stock consisting of one or more classes or series of preferred stock. Unless required by law or by any stock exchange, if applicable, any such authorized preferred stock will be available for issuance without further action by our common stockholders. Our board of directors is authorized to fix the number of shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. As of the date of this prospectus, no preferred stock is outstanding and we have no current plans to issue any preferred stock.

We may issue a series of preferred stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of holders of common stock might believe to be in their best interests or in which holders of common stock might receive a premium for their common stock.

The Investment Company Act requires that the total aggregate liquidation value and outstanding principal amount of all our preferred stock and debt securities not exceed 50% of the amount of our total assets (including the proceeds of preferred stock and debt securities) less liabilities and indebtedness not represented by our preferred stock and debt securities.

Subscription Rights

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, taking into account underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Debt Securities

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our managed assets. A prospectus supplement and indenture (a summary of the expected terms of which is attached as Appendix A to the statement of additional information) relating to any debt securities will include specific terms relating to the offering. These terms are expected to include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	identities of, and any changes in trustees, paying agents or security registrar; and

•	any other terms of the securities.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

Interest

Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the Board of Directors, as more fully described in the related prospectus supplement. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations

Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Event of Default and Acceleration of Maturity of Debt Securities; Remedies

Unless stated otherwise in the related prospectus supplement, any one of the following events are expected to constitute an “event of default” for that series under the indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Company are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Voting Rights

Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market

Our debt securities are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such securities, along with the other terms of the securities, will be described in a prospectus supplement. We cannot assure you that any market will exist for our debt securities or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form

Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for The Depositary Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the expected terms of the indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the expected terms of the indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the indenture.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A.

Certificate of Incorporation and Bylaws

Organization and Duration

We were formed on February 7, 2013 as StoneCastle Financial Corp. and will remain in existence until dissolved in accordance with our certificate of incorporation.

Purpose

Under our certificate of incorporation, we are permitted to engage in any business activity that lawfully may be conducted by a corporation organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreement relating to such business activity.

Duties of Officers and Directors

Our certificate of incorporation provides that, except as may otherwise be provided by the certificate of incorporation or by our bylaws, our property, affairs and business shall be managed under the direction of our board of directors. Pursuant to our bylaws, our board of directors has the power to elect or appoint our officers and such officers have the authority to exercise the powers and perform the duties specified in our bylaws or as may be specified by our board of directors or delegated by our chief executive officer.

Our certificate of incorporation provides that we indemnify our directors and officers for acts or omissions to the fullest extent permitted by law. Under the Delaware General Corporation Law (“DGCL”), a corporation can only indemnify directors and officers for acts or omissions if the director or officer acted in good faith, in a manner he reasonably believed to be in the best interests of the corporation and, in a criminal action, if the officer or director had no reasonable cause to believe his conduct was unlawful.

Size and Election of Board of Directors

Our certificate of incorporation and bylaws provide that the number of directors may be established, increased or decreased by our board of directors but may not be fewer than one. Our certificate of incorporation will provide that our board of directors is divided into three classes. Each class of directors will hold office for a three-year term. The initial members of the three classes have staggered terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

Removal of Members of Our Board of Directors

The DGCL provides that directors may be removed, but only for cause, by an affirmative vote of at least a majority of the votes entitled to be cast by our stockholders generally in the election of our directors. Our certificate of incorporation states that directors may be removed at any time, but only for cause, by at least two-thirds of the votes entitled to be cast by our stockholders generally in the election of our directors.

Advance Notice of Director Nominations and New Business

Our certificate of incorporation provides that special meetings of stockholders may only be called by our board of directors, the chairman of our board of directors or our chief executive officer.

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or the chairman of the board of directors or (iii) by any stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws. Our bylaws provide that with respect to special meetings of our stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of persons for election to our board of directors may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) provided that our board of directors has determined that directors shall be elected at the meeting, by any stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

The purpose of requiring stockholders to give advance notice of nominations and other proposals is to afford our board of directors the opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposals and, to the extent considered necessary by our board of directors, to inform stockholders and make recommendations regarding the nominations or other proposals. The advance notice procedures also permit a more orderly procedure for conducting our stockholder meetings.

Limitations on Liability and Indemnification of Our Directors and Officers

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Our bylaws provide that our directors, officers, employees and agents, as well as persons serving as a director, officer, partner, trustee, member, manager, employee or agent of another enterprise at our request, will be indemnified, and may have their expenses of defense advanced, in each case to the full extent permitted under the DGCL.

The DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (i) such person acted in good faith, (ii) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (iii) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

The DGCL further empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

To the extent a present or former director or officer is successful in the defense of any action, suit or proceeding noted above, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. We are further authorized to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon our receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification.

Amendment of Our Certificate of Incorporation and Bylaws

Amendments to our certificate of incorporation may be proposed only by or with the consent of our board of directors. To adopt a proposed amendment, our board of directors is required to seek written approval of the holders of the number of shares required to approve the amendment or call a meeting of our stockholders to consider and vote upon the proposed amendment. Generally, an amendment must be approved by at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors and, in general, to the extent that such amendment would have a material adverse effect on the holders of any class or series of shares, by the holders of a majority of the holders of such class or series. Amendments pertaining to removal of directors, indemnification of directors or amendment of certain provisions of the certificate of incorporation or any provision of the bylaws, however, require the approval of the holders of two-thirds of our voting stock then outstanding.

Our board of directors has the power to adopt, alter or repeal our bylaws. Our certificate of incorporation provides that our stockholders may adopt, alter or repeal our bylaws upon approval of at least two-thirds of the common stock then outstanding.

Merger, Sale or Other Disposition of Assets

Our board of directors is generally prohibited, without the prior approval of at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors, from causing us to, among other things, sell, exchange or otherwise dispose of all or substantially all of our assets in a single transaction or a series of related transactions, or approving on our behalf the sale, exchange or other disposition of all or substantially all of our assets, provided that our board of directors may mortgage, pledge, hypothecate or grant a security interest in all or substantially all of our assets without the approval of any stockholder.

Termination and Dissolution

Our existence is perpetual unless we are dissolved as provided by the DGCL.

Books and Reports

We are required to keep appropriate books of our business at our principal offices. The books will be maintained for both tax and financial reporting purposes a basis that permits the preparation of financial statements in accordance with US GAAP. For financial reporting purposes and tax purposes, our fiscal year and our tax year are the calendar year, unless otherwise determined by our board of directors in accordance with the Code.

We are required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at www.sec.gov.

Anti-Takeover Effects of Our Certificate of Incorporation and Bylaws

The following is a summary of certain provisions of our certificate of incorporation and bylaws that may be deemed to have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interest, including those attempts that might result in a premium over the market price for the interests held by stockholders.

Authorized but Unissued Stock

Our certificate of incorporation provides for authorized but unissued shares that our board of directors may use without the approval of any holders of our shares. Future issuances of common and preferred stock may be utilized for a variety of purposes, including future public offerings to raise additional capital, acquisitions and employee benefit plans. Our ability to issue additional shares and other equity securities could render more difficult or discourage an attempt to obtain control over us by means of a proxy contest, tender offer, merger or otherwise.

Delaware Business Combination Statute—Section 203

Some provisions of the DGCL law may delay or prevent a transaction that would cause a change in our control. Section 203 of the DGCL, which restricts certain business combinations with interested stockholders in certain situations, generally applies to a corporation unless otherwise set forth in the corporation’s certificate of incorporation. We have not opted out of Section 203. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years after the date of the transaction by which that person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an interested stockholder is a person who, together with affiliates and associates, owns, or within three years prior, did own, 15% or more of voting stock.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board of directors may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Advance Notice Bylaw

Our bylaws provide that, in order for any matter to be considered properly brought before a meeting or for a stockholder to nominate a candidate for director, a stockholder must comply with requirements regarding advance notice to us, including the timing of such notice and the information that such notice must contain. Our certificate of incorporation provides that stockholders may not act by written consent without a meeting of stockholders. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent. Furthermore, stockholders do not have the ability to call a special meeting.

Amendment of Our Certificate of Incorporation and Bylaws

The DGCL generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws or certain provisions of our certificate of incorporation. In addition, our certificate of incorporation permits our board of directors to amend or repeal our bylaws by a majority vote of the board of directors.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax considerations relating to the acquisition, holding and disposition of our common stock. For purposes of this section, under the heading “Material U.S. Federal Income Tax Considerations,” references to “we,” “us” or “our” mean only StoneCastle Financial Corp. and not any subsidiaries or other lower-tier entities that we may organize or invest in, except as otherwise indicated. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department (“Treasury regulations”), current administrative interpretations and practices of the U.S. Internal Revenue Service (the “IRS”) and judicial decisions, all as currently in effect and all of which may be subject to differing interpretations or to change, possibly with retroactive effect. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. Therefore, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary does not purport to discuss all aspects of U.S. federal income taxation to us or stockholders and in particular does not discuss those issues that may be important to stockholders subject to special tax rules, such as:

•	former U.S. citizens or long-term residents subject to Code section 877 or section 877A;

•	entities subject to the U.S. anti-inversion rules;

•	non-U.S. Stockholders;

•	persons who mark-to-market our common stock;

•	subchapter S corporations;

•	U.S. Stockholders (as defined below) whose functional currency is not the U.S. Dollar;

•	financial institutions;

•	insurance companies;

•	broker-dealers;

•	trusts and estates;

•	holders who receive our common stock through the exercise of employee stock options or otherwise as compensation;

•	holders who hold our common stock through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account or other qualified retirement account);

•	persons holding our common stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment; and

•	tax-exempt organizations.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of our common stock by the partnership.

This summary assumes that stockholders will hold our common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. Stockholders, and therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder that is (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “Non-U.S. Stockholder” is a person that is neither a U.S. Stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

THE U.S. FEDERAL INCOME TAX TREATMENT OF OUR STOCKHOLDERS DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW. IN ADDITION, THE TAX CONSEQUENCES OF HOLDING OUR COMMON STOCK TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, OF HOLDING AND DISPOSING OF OUR COMMON STOCK.

Qualification as a RIC

We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must be registered as a management company under the Investment Company Act at all times during each taxable year and meet (i) an income test, and (ii) a diversification/asset test. By qualifying as a RIC, we generally will not be subject to tax on that portion of our investment company taxable income and net realized capital gain provided we meet certain distribution requirements. Failure to meet the income test or the diversification/asset test would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action which would allow us to remain qualified as a RIC.

The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies; or net income from a “qualified publicly traded partnership.”

The Diversification/Asset Test. At the end of each quarter of our taxable year, at least 50% of the value of our assets must be invested in cash and cash items (such as receivables); U.S. government securities; securities of other RICs; and securities of other issuers, provided that no investment in any such issuer exceeds 5% of the value of our assets or 10% of the issuer’s outstanding voting securities. In addition, at the end of each quarter of our taxable year, generally no more than 25% of the value of our assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than the securities of other RICs) of any two or more issuers that we control (i.e., ownership of 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are engaged in the same or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

Taxation of a RIC

RICs generally are not subject to U.S. corporate income tax on the part of their net ordinary income and net realized capital gains that they distribute to their stockholders, provided that they comply with the requirements to be a RIC and meet applicable distribution requirements.

Distribution Requirements. In any fiscal year in which we distribute at least 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (excess of net long-term capital gain over net short-term capital loss), reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions), we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to our stockholders; instead, our stockholders will be taxed on such distributions as more fully described herein. To the extent that we retain any investment company taxable income or net capital gain, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the RIC level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on the last day of our taxable year (or October 31st, if applicable) and (iii) certain undistributed amounts from the prior year on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (excess of net long-term capital gain over net short-term capital loss). A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we could for tax purposes have aggregate taxable income that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years.

Similarly, we may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the distribution requirements, even though we will not have received any corresponding cash amount.

Purchase of Our Stock. Prior to purchasing our stock, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of our stock prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of taxable income, the purchasing stockholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check our distribution dates before you invest.

Taxation of a U.S. Stockholder

Distributions. Distributions by a RIC generally are taxable to U.S. Stockholders as ordinary income or capital gains.

Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. However, distributions to noncorporate stockholders attributable to dividends received by us from U.S. and certain foreign corporations will generally be eligible for the maximum federal capital gains tax rate of 20% applicable to qualified dividend income, as long as certain other requirements are met. For these lower rates to apply, the noncorporate stockholders must have owned our shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date and we must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of our distributions that otherwise qualify for these lower rates may be reduced as a result of our securities lending activities or a high portfolio turnover rate and may also be reduced as a result of certain derivative transactions entered into by us.

Distributions derived from our dividend income that would be eligible for the dividends received deduction if we were not a RIC may be eligible for the dividends received deduction for corporate stockholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of our securities lending activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by us.

Distributions of our net capital gains (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a non-corporate U.S. Stockholder as long-term capital gains which are generally subject to the federal capital gains tax rate, to the extent of our current or accumulated earnings and profits, regardless of the U.S. Stockholder’s holding period for his, her or its stock and regardless of whether paid in cash or reinvested in additional stock. Distributions in excess of our earnings and profits first will be treated as a return of capital. A return of capital is not taxable but will reduce a U.S. Stockholder’s adjusted tax basis in our stock and, after the adjusted basis is reduced to zero, the amount of the distribution in excess of our earnings and profits and the U.S. Stockholder’s adjusted tax basis will constitute capital gains to such U.S. Stockholder. Such capital gain will be long-term capital gain and thus will be generally taxed at the federal capital gains tax rate, if the distributions are attributable to stock held for more than one year by a non-corporate U.S. Stockholder.

If we designate any of our retained capital gains as a deemed distribution, we will pay tax on the retained amount, and each U.S. Stockholder will be required to include the U.S. Stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder. The U.S. Stockholder may be entitled to claim a credit equal to the U.S. Stockholder’s allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s tax basis for his, her or its common stock. Because we expect to pay tax on any retained capital gains at the regular corporate tax rate, and because that rate generally is less than the maximum rate currently payable by non-corporate U.S. Stockholders on long-term capital gains, the amount of tax that non-corporate U.S. Stockholders will be treated as having paid and for which they will receive a credit may not exceed the tax they owe on the retained net capital gain. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

For purposes of determining (i) whether the distribution requirements are satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

Sale of Stock. Upon the sale, exchange or other taxable disposition of our common stock, a U.S. Stockholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Stockholder’s adjusted tax basis in our stock. Any such capital gain or loss will generally be a long-term capital gain or loss if the U.S. Stockholder has held the stock for more than one year at the time of disposition and such shares of common stock are held as capital assets. Otherwise, the gain or loss would be classified as short-term capital gain or loss except as otherwise noted herein. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Code Section 852(b)(4)(C)) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such stock. In addition, all or a portion of any capital loss arising from the sale or disposition of shares of our common stock may be disallowed to the extent the U.S. Stockholder acquires other shares of our common stock (through reinvestment of dividends or otherwise) within 30 days before or after the sale or disposition. In such case, any disallowed loss is generally added to the U.S. Stockholder’s adjusted tax basis of the acquired stock.

Long-term capital gains of non-corporate U.S. Stockholders are generally subject to the U.S. federal capital gains rate. Capital losses generally are deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. Stockholder’s common stock is registered directly with us or with a brokerage firm that participates in our Plan, the U.S. Stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. Stockholder opts out of the dividend reinvestment plan. See “Dividend Reinvestment Plan.” Any distributions reinvested under the Plan will nevertheless remain taxable to the U.S. Stockholder. To the extent that a U.S. Stockholder receives distributions in the form of additional shares of our common stock purchased in the market, the U.S. Stockholder should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. To the extent that a U.S. stockholder receives a distribution in newly issued shares of our common stock, the U.S. stockholder should be treated as receiving a distribution equal to the fair market value of the shares received on the date of the distribution, and should have a cost basis in the shares received equal to such amount. The additional shares of common stock will have a new holding period commencing on the day following the day on which the stock is credited to the U.S. Stockholder’s account.

Tax on Net Investment Income. Non-corporate U.S. Stockholders whose income exceeds certain thresholds are subject to an additional 3.8% Medicare contribution tax on “net investment income,” subject to certain limitations and exceptions. For this purpose, net investment income generally includes dividends, interest and long-term capital gains from the sale or other disposition of stock, such as our common stock. U.S. Stockholders should consult their tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of a Non-U.S. Stockholder

Distributions. Distributions by us will be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid to a Non-U.S. Stockholder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Stockholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Stockholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Stockholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Stockholder is subject to such U.S. income tax on a distribution, then we are not required to withhold U.S. federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Code section 871(k) provides certain “look-through” treatment to Non-U.S. Stockholders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax.

If the amount of a distribution exceeds our current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Stockholder’s tax basis in our common stock. To the extent that any distribution received by a Non-U.S. Stockholder exceeds the Non-U.S. Stockholder’s tax basis in our common stock and our current and accumulated earnings and profits, the excess will be treated as gain from the sale of the common stock and will be taxed as described in “Sales of Stock” below.

Sales of Stock. A Non-U.S. Stockholder generally will not be subject to U.S. federal income tax on gain realized on the sale, exchange or other non-redemption disposition of our common stock, unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Stockholder in the United States (or, if the Non-U.S. Stockholder is eligible for the benefits of a U.S. tax treaty, the gain is attributable to a permanent establishment in the United States of the Non-U.S. Stockholder); (ii) the Non-U.S. Stockholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a “tax home” in the United States; or (iii) we are or have been a U.S. real property holding corporation at any time within the five-year period preceding the date of disposition of our common stock or, if shorter, within the period during which the Non-U.S. Stockholder has held our common stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable Treasury regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We do not expect to be treated as a U.S. real property holding corporation.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a Non-U.S. Stockholder’s common stock is registered directly with us or with a brokerage firm that participates in our Plan, the Non-U.S. Stockholder will have all cash distributions automatically reinvested in additional shares unless the Non-U.S. Stockholder opts out of the Plan. If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gain dividend or interest-related dividend (if applicable and to the extent that the temporary “look-through” rule described above is extended), and is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares of our common stock will have a new holding period commencing on the day following the day on which the shares of our common stock are credited to the Non-U.S. Stockholder’s account.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Company with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders are urged and advised to consult their own tax advisors regarding the application of the FATCA reporting and withholding regime to their own tax situation.

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, Non-U.S. Stockholders are urged to consult their own tax advisor regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of our common stock.

Backup Withholding

We are required in certain circumstances to backup withhold on certain payments paid to non-corporate stockholders of our common stock who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Foreign Bank and Financial Accounts and Foreign Financial Asset Reporting Requirement

A U.S. Stockholder that owns directly or indirectly more than 50% by vote or value of our common stock is urged and advised to consult its own tax advisor regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under certain rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances stockholders would be required to report their indirect interests in our “specified foreign financial assets” (if any) under these new rules.

U.S. Stockholders may be subject to substantial penalties for failure to comply with these reporting requirements. U.S. Stockholders are urged and advised to consult their own tax advisors to determine whether these reporting requirements are applicable to them.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a U.S. Stockholder recognizes a loss of $2 million or more for an individual U.S. Stockholder or $10 million or more for a corporate U.S. Stockholder, the U.S. Stockholder must file with the IRS a disclosure statement on IRS Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Stockholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Failure to Qualify or Maintain Status as a RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as a regular, or “C,” corporation and our stockholders would be taxed as stockholders in such a regular, or “C,” corporation. As a “C” corporation, we would be subject to U.S. federal income tax on our taxable income at the graduated rates applicable to corporations, currently at a flat rate of 21%, and our shareholders will be taxed on any distributions as described above.

THE PRECEDING DISCUSSION IS MERELY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF AN INVESTMENT IN OUR COMMON STOCK AND DOES NOT PURPORT TO BE COMPLETE IN ANY RESPECT. THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND SHOULD NOT BE CONSIDERED TAX ADVICE OR RELIED ON BY AN INVESTOR. ANY PROSPECTIVE INVESTOR CONSIDERING AN INVESTMENT IN OUR COMMON STOCK IS STRONGLY URGED TO CONSULT ITS OWN TAX ADVISORS REGARDING THE CONSEQUENCES OF SUCH AN INVESTMENT IN LIGHT OF SUCH INVESTOR'S PARTICULAR CIRCUMSTANCES.

CERTAIN ERISA CONSIDERATIONS

The following is a general summary of certain considerations applicable to an investment in us by an employee benefit plan subject to ERISA (as defined below) or Section 4975 of the Code.

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, impose certain requirements on “employee benefit plans” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, or Section 4915 of the Code, including 401(k) plans, Keogh Plans of self-employed individuals and individual retirement accounts (“IRAs”) and including entities whose underlying assets include the assets of such plans (each, a “Benefit Plan” and collectively, “Benefit Plans”), and on those persons who are fiduciaries with respect to Benefit Plans. Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions that involve the assets of Benefit Plans and certain persons (referred to as “parties in interest” or “disqualified persons”) having certain relationships to such Benefit Plans, except to the extent that a statutory or administrative exemption applies. A party in interest or disqualified person who engages in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and Section 4975 of the Code.

ERISA, as well as a regulation promulgated by the U.S. Department of Labor, as modified by Section 3(42) of ERISA (the “DOL Plan Asset Regulation”), generally provides as relevant here that, when a Benefit Plan acquires an equity interest in an entity that is issued by an investment company registered under the Investment Company Act, the Benefit Plan’s assets include the equity interest, but not, solely by reason of such investment, any of the underlying assets of the entity.

Even if our assets are not “plan assets” for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or Section 4975 of the Code, a prohibited transaction could arise in connection with a Benefit Plan’s acquisition of our common stock. Consequently, the fiduciary of a Benefit Plan contemplating an investment in our common stock in the offering should consider, for example, whether we, any other person associated with the issuance of our common stock or any of their affiliates, is or might become a “party in interest” or “disqualified person” with respect to the Benefit Plan, and, if so, whether an exemption from such prohibited transaction rules is needed and is applicable.

Each purchaser of our common stock in the offering will be deemed to have represented, warranted and agreed that its purchase and holding of our common stock do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

THE PRECEDING DISCUSSION IS MERELY A SUMMARY OF CERTAIN ERISA AND CODE IMPLICATIONS OF AN INVESTMENT IN OUR COMMON STOCK AND DOES NOT PURPORT TO BE COMPLETE IN ANY RESPECT AND MAY BE AFFECTED BY FUTURE PUBLICATION OF REGULATIONS AND RULINGS. ANY PROSPECTIVE INVESTOR CONSIDERING AN INVESTMENT IN OUR COMMON STOCK IS STRONGLY URGED TO CONSULT ITS OWN LEGAL, TAX AND OTHER ADVISORS REGARDING THE CONSEQUENCES OF SUCH AN INVESTMENT UNDER ERISA AND SECTION 4972 OF THE CODE IN LIGHT OF SUCH INVESTOR’S PARTICULAR CIRCUMSTANCES.

CLOSED-END FUND STRUCTURE

We are registered as a non-diversified, closed-end management investment company under the Investment Company Act, commonly referred to as a “closed-end investment company.” Closed-end management investment companies differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their stock at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end management investment company, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem, or buy back, the shares at NAV. Mutual funds also generally offer new shares on a continuous basis to new investors, and closed-end management investment companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage investments. By comparison, closed-end management investment companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

When shares of closed-end management investment companies are traded, they frequently trade at a discount to their NAV. See “Risk Factors—Risks Related to Offerings.” This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the closed-end management investment company’s NAV may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to our Charter. Our shares of common stock are listed on the NASDAQ Global Select Market under the symbol “BANX.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected Tait, Weller & Baker LLP as our independent registered public accounting firm. Their principal business address is 50 South 16th Street, Suite 2900, Philadelphia, PA 19102.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as our administrator.

The Bank of New York Mellon, located at 2 Hanson Place, Brooklyn, New York 11217, serves as our custodian.

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and registrar for our common stock and serves as our dividend paying agent.

LEGAL MATTERS

Certain legal matters in connection with any future offering will be passed upon for us by Troutman Pepper Hamilton Sanders LLP, Philadelphia, Pennsylvania.

incorporation by reference

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any Securities by means of this prospectus and any applicable prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, until all of the Securities offered by this prospectus and any applicable prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any applicable prospectus supplement. Information that we file with the SEC will automatically update and may supersede information in this prospectus, any applicable prospectus supplement and information previously filed with the SEC.

This prospectus and any applicable prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	Our definitive proxy statement on Schedule 14A, filed with the SEC on May 19, 2020
•	Our annual shareholder report on Form N-CSR, filed with the SEC on February 27, 2020

To obtain a copy of these filings, see “Available Information,” or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

StoneCastle-ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325

Denver, Colorado 80206

(212)-468-5441

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

STONECASTLE FINANCIAL CORP.

STATEMENT OF ADDITIONAL INFORMATION

In this Statement of Additional Information (“SAI”), unless the context suggests otherwise, references to “we,” “us,” “Company,” “our company” or “our” refer to StoneCastle Financial Corp., a Delaware corporation and its subsidiaries. We are a non-diversified, closed-end management investment company. References to “Adviser” mean StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark”), a Delaware limited liability company; references to “ArrowMark Partners” mean ArrowMark Colorado Holdings, LLC, the parent of our Adviser; and references to “common stock” or “shares” mean the common stock of StoneCastle Financial Corp.

This SAI, relating to our securities, does not constitute a prospectus, but should be read in conjunction with our prospectus dated December 14, 2020. This SAI does not include all information that a prospective investor should consider before purchasing common stock, and investors should obtain and read our prospectus prior to purchasing common stock. You may obtain a copy of the prospectus from us without charge by calling (212)-468-5441. You also may obtain a copy of our prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus. This SAI is dated December 14, 2020.

No person has been authorized to give any information or to make any representations not contained in the prospectus or in this SAI in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by us. The prospectus and this SAI do not constitute an offering by us in any jurisdiction in which such offering may not lawfully be made. Capitalized terms not defined herein have the meanings assigned to such terms in the prospectus.

TABLE OF CONTENTS

Page

DISCUSSION OF MANAGEMENT’S OPERATIONS	S-1
INVESTMENT RESTRICTIONS	S-4
MANAGEMENT	S-6
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	S-14
PORTFOLIO MANAGERS	S-15
PORTFOLIO TRANSACTIONS AND BROKERAGE	S-16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	S-17
PROXY VOTING POLICIES	S-18
FINANCIAL STATEMENTS	S-18
ADDITIONAL INFORMATION	S-19

-i-

DISCUSSION OF MANAGEMENT’S OPERATIONS

Overview

StoneCastle Financial Corp. was organized on February 7, 2013 as a Delaware corporation, established to make investments in support of the ongoing capital needs of bank and banking-related institutions. The Company invests in the U.S. community bank sector, as well as the securities of larger U.S. domiciled banks, larger global money center banks and companies that provide goods and/or services to banking companies.

Our primary investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. We are focused on income generation, capital preservation, and providing risk-adjusted rates of return.

We attempt to achieve our investment objectives through investment in preferred equity, subordinated debt, convertible securities, alternative capital securities and common equity issued by national, regional and community banks and financial institutions and companies that provide goods and services to banking companies. See “Banking Sector Focus” and “Alternative Capital Securities”. The Company in the normal course of pursuing its investment objectives may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation.

We make investments that will generally be expected to pay us dividends and interest on a current basis and generate capital gains over time. We may seek to enhance our returns through the use of warrants, options and other equity conversion features. We also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related businesses and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. We have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. We do not expect to be regulated as a bank holding company or a savings and loan holding company by the Federal Reserve.

Revenues

We intend to generate revenue in the form of dividends on dividend-paying equity securities as well as interest payable on the debt investments that we hold. In addition, we intend to generate revenue in the form of capital gains through equity securities, warrants, options and other equity interests. We expect to invest the majority of our assets in preferred equity, subordinated debt, alternative capital securities, convertible securities and common equity that pay cash dividends and interest on a recurring or customized basis. We may invest in unsecured debt issued by community banks, and we currently expect these investments to have maturities in excess of ten years to enable our borrowers to obtain favorable regulatory capital treatment. We currently intend to structure our investments to provide for quarterly dividend and interest payments. To meet certain regulatory requirements of the banks in which we invest, we may structure investments to provide that dividends may be deferrable on a cumulative or non-cumulative basis. Because only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital, we expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. However, investors should be aware that up to 100% of our portfolio may consist of non-cumulative preferred equity securities or may consist of a substantial amount of cumulative preferred equity securities, or any combination in between these scenarios. Based upon management’s prior experience, we may receive up-front fee revenue from bank issuers in connection with newly originated securities. Such fees may range from 0% to 3% of the amount we invest and will be paid in cash or in kind. We also may receive fee income from underlying banks in connection with our investments. See “—Fee Income.”

Expenses

Our primary operating expenses will include the payment of management fees and operating expenses, including a portion of any overhead expenses of the Adviser and its affiliates that are allocable to us by our Adviser upon its reasonable determination that such expenses provided a benefit to us Our management fees compensate our Adviser for its investment advisory and management services. The management fees are limited to a fixed percentage of our assets. Pursuant to the management agreement, our Adviser also furnishes, or arranges for the furnishing of us with office facilities and clerical, administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent, transfer agent and other service providers). We bear all expenses not specifically assumed by our Adviser and incurred in our operations, and we bear the expenses related to any future offering. We expect to reimburse our Adviser to the extent these expenses are paid by our Adviser. See “Management—Management Agreement—Payment of Our Expenses.” We may also pay a portion of the fee income that we receive from community banks in connection with our investments in them to one or more unaffiliated brokers for introducing us to such opportunities. Our Adviser is not paid an incentive fee and does not participate in our profits in its capacity as Adviser. See “Management—Management Agreement.” Certain affiliates of our Adviser, however, may participate in our profits to the extent of their ownership of common stock. See “Certain Relationships and Related Party Transactions.”

We may, but are not required to, enter into interest rate hedging agreements to hedge interest rate risk associated with any indebtedness we may incur. Such hedging activities, subject to compliance with our exemption from registration under the Commodity Exchange Act of 1936, as amended (the “CEA”), may include the use of interest rate transactions such as swaps, caps, floors, repurchase agreements and reverse repurchase agreements. We will bear any costs incurred in entering into and settling such contracts. There is no assurance that any hedging strategy we may employ will be successful. See “Risk Factors—Risks Related to Our Operations.”

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from: (i) the net proceeds of offering our common stock and (ii) cash flows from operations, including interest earned from the temporary investment of cash. We also fund a portion of our investments through borrowings from banks or other lenders. In the future, we may also fund a portion of our investments by creating a wholly-owned subsidiary to facilitate secured borrowing structures. We believe that the use of special purpose entities to hold our assets will permit us to potentially obtain less expensive leverage than we might otherwise be able to obtain because it will facilitate our ability to obtain favorable ratings, which in turn may reduce the cost of leverage. However, the lenders to these special purpose entities typically impose substantial restrictions on the assets contained in such special purpose entities such as restrictions on our ability to encumber them. There can be no assurances that a wholly-owned subsidiary will be able to obtain more favorable borrowing terms. We do not expect to incur such indebtedness through special purpose entities until we have substantially invested the proceeds of any future offering in securities that meet our investment objective. Our primary use of funds has been and will continue to be to make investments in companies, pay expenses and pay cash dividends to our stockholders.

Distribution Policy

We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses.

We have elected to be treated and intend to comply with the requirements to qualify annually as an RIC. For federal income tax purposes, as a RIC we are required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain a qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Contractual Obligations

We have entered into a management agreement with our Adviser pursuant to which our Adviser has agreed to: (i) serve as our investment adviser in exchange for the consideration set forth therein; and (ii) furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies. See “Management—Management Agreement.”

Payments under the management agreement consist of a management fee based on a percentage of the value of our Managed Assets, as well as reimbursement of expenses of the Adviser. The compensation and allocable routine overhead expenses of all investment professionals of our Adviser and its staff, when and to the extent engaged in providing us investment advisory services, are provided and paid for by our Adviser or one of its affiliates and not us, although we may reimburse our Adviser an amount equal to our allocable portion of overhead and other expenses incurred by our Adviser in performing its obligations under the management agreement. See “Management—Management Agreement—Management Fee” and “Management—Management Agreement—Payment of our Expenses.”

The management agreement with our Adviser was initially approved by our board of directors on December 5, 2020. A discussion regarding the basis for the board’s approval of the management agreement is provided in the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2019. The management agreement, which was also approved by our stockholders on February 7, 2020, continues in effect for a period of two years from that date and thereafter must be approved annually by our board of directors. The management agreement with our Adviser may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Adviser, in each case on not less than 60 days’ written notice. As required by the Investment Company Act, the management agreement with our Adviser will terminate automatically in the event of its assignment. See “Management” and “Portfolio Management.”

We have a perpetual, non-exclusive license to the “StoneCastle” trademark on a non-exclusive, royalty-free basis. We have the right to use the “StoneCastle” name so long as our Adviser or one of its approved affiliates remains our investment adviser.

Critical Accounting Policies

The preparation of our financial statements in conformity with accounting principles generally accepted in the United States (or “US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates.

Valuation of Portfolio Investments

The preparation of our financial statements requires us to estimate the value of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We invest primarily in illiquid securities, including debt and equity securities of primarily privately-held or thinly-traded public companies, and alternative capital securities. Our investments generally are subject to restrictions on resale and in the case of privately-held companies, generally, will have no established trading market. We value all of our privately-held investments at fair value. We determine fair value of our privately-held investments to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. If market quotations become readily available for an investment, we will use such market quotations to value the investment.

We have engaged regionally or nationally recognized independent valuation firms to assist in determining the fair value of our investments that do not have readily available market prices or quotations. In the event an investment does not have a readily determinable price, our board of directors reviews valuations from one or more regionally or nationally recognized independent valuation firms along with a valuation provided by our Adviser. Our board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board of directors reviews all valuation recommendations (including those provided by our Adviser) and assigns the valuation it determines to best represent the fair value for such investment. The methods for valuing these investments may include fundamental analysis, market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, discounted cash flow analysis, multiple analysis, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of privately-held securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value have, and may in the future differ materially from the values that would have been used if a ready market for these securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our preferred and common equity investments as well as our equity-related investments (including warrants and options) in portfolio companies (collectively, “Equity Investments”) for which there is no liquid public market are valued at fair value, which are determined using a range of valuation techniques. The determined fair values generally are discounted to account for restrictions on resale and minority ownership positions. The value of our Equity Investments in public companies for which market quotations are readily available will be based upon the closing public market price on the measurement date. Securities with sale restrictions will typically be valued at a discount from the public market value of the security. Our board of directors may consider other methods of accounting to value our investments as appropriate in conformity with US GAAP.

Dividend and Interest Income

We record dividend income on the ex-dividend date. We record interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, on an accrual basis. To the extent we receive dividends that are eligible for qualified dividend income treatment (if received by a noncorporate holder) or the dividends received deduction (if received by a corporate holder), we report such information to our stockholders so that they can take advantage of the preferential income tax rules that would apply to the portion of our distributions that correspond to such income.

Fee Income

Fee income includes our fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties. We recognize commitment and facility fees for debt generally as income over the life of the underlying loan, and we recognize commitment and facility fees for perpetual stock generally as income in the year the investment is consummated. We recognize due diligence, structuring, transaction service, consulting and management service fees generally as income when services are rendered.

INVESTMENT RESTRICTIONS

The restrictions listed below are policies of the Company. Except as described herein, the Company may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. Unless otherwise indicated, all limitations applicable to our investments (as stated below and elsewhere in the prospectus and this SAI) apply only at the time a transaction is entered into. Any subsequent change in the percentage of our assets invested in certain securities or other instruments resulting from market fluctuations or other changes in our total assets, will not require us to dispose of an investment.

1.	We may borrow money, make loans or issue senior securities to the fullest extent permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

2.	Except with respect to the banking industry, no more than 25% of our total assets may be invested in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities issued by other investment companies are not considered to represent an industry.

3.	We may purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

4.	We may underwrite securities to the fullest extent permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The investment restrictions set forth above limit our ability to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the Investment Company Act. Relevant limitations of the Investment Company Act as they presently exist are described below. These limitations are based either on the Investment Company Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Company, to determine if a certain practice or the purchase of securities or other instruments is permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no stockholder vote will be required or sought.

Investment Restriction (1). Under the Investment Company Act, we may only borrow up to one-third of the value of our total assets. For more information on leverage and the risks relating thereto, see “Leverage” in the prospectus.

The Investment Company Act also restricts the ability of closed-end investment companies to lend. Under the Investment Company Act, we may only make loans if expressly permitted to do so by our investment policies, and we may not make loans to persons who control us or are under common control with us. Thus, the Investment Company Act effectively prohibits us from making loans to certain persons when conflicts of interest or undue influence are most likely present. We may, however, make other loans which, if made, would expose stockholders to additional risks, such as the failure of the other party to repay the loan. We retain the flexibility to make loans to the extent permitted by our investment policies, other than loans of securities, which will be limited to 33 1/3% of our total assets.

The ability of a closed-end investment company to issue senior securities is subject to various limitations under the Investment Company Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management/leveraging techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate our assets or otherwise cover its obligations. To the extent we cover our commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security”, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by us (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock). The Company will typically cover its current obligations resulting from these portfolio management/leveraging techniques consistent with the guidelines established by the Commission. Accordingly, the Company will typically segregate, earmark, set aside or otherwise offset its obligations resulting from such techniques.

Although we have no present intention to do so, we may also issue any class of senior security that is a stock. Under the Investment Company Act, the issuance of any other type of senior security by a closed-end investment company is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of our board of directors, with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Under the Investment Company Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Investment Restriction (2). We have a policy to invest 25% or more of our total assets in the banking industry. Accordingly, because we concentrate in a particular industry, we are exposed to greater risks because our performance is largely dependent on the performance of the banking industry. For purposes of determining compliance with Investment Restriction (2), we will not consider portfolio investments held by other investment companies in which we invest.

Investment Restriction (3). This restriction would permit investment in commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the extent permitted under the Investment Company Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, the cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Because we have elected to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code, our ability to invest in commodities and commodity related instruments may be further limited. For example, gains from the disposition of commodities will not be considered qualifying income for purposes of satisfying the income test applicable to RICs. Also, the U.S. Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of such test. As such, our ability to utilize investments in commodities and commodity index-linked swaps as part of our investment strategy is limited to a maximum of 10 percent of our gross income.

MANAGEMENT

Board of Directors

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our Adviser is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Adviser, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Our board of directors consists of six directors who are not “interested persons” (as defined in the Investment Company Act) of our Adviser or its affiliates and two directors who are “interested persons.” Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as “independent directors.” We refer to the directors who are “interested persons” (as defined in the Investment Company Act) are referred to as “interested directors.” Under our certificate of incorporation, the board of directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Independent Directors

Name(1)	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Number of Portfolios in Fund Complex Overseen by Fund Director	Other Directorships Last 5 Years
Guy Arnold	52	Class III Director	2022	Manager at GMA Holdings, LLC from 2013–2015; Chief Operating Officer and President of Real Estate at Hunt Companies, Inc. from 2015–Present	1	Director of Meridian Funds from 2015 — Present; Director of MidFirst Bank, Director of The Children's Hospital of Colorado Finance Committee

John Scott Emrich	53	Class III Director	2022	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present	1	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present

Alan Ginsberg	59	Class I Director, Chairman of Audit Committee	2023	Senior Advisor, StoneCastle Partners from 2010-2013; Managing Director Barclays Bank August 2017 — Present	1	External Advisory Board of Peabody Museum at Yale University

Emil Henry	60	Class I Director, Member of Audit Committee and Lead Independent Director	2023	CEO and Founder of Tiger Infrastructure Partners	1	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies

Michael Stolper	75	Class II Director	2021	Financial Advisor at Stolper & Co. from 1975–2017	1	Director of Meridian Funds from 1985 — Present; Director of Windowpane Funds (one portfolio)

Michael Van Praag.	62	Class II Director	2021	Private Investor, 2017 to Present; Senior VP, JPMorgan Chase Bank, N.A. from 1981-2017	1	None

Interested Directors

Name(1)	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Number of Portfolios in Fund Complex Overseen by Fund Director	Other Directorships Last 5 Years
Sanjai Bhonsle	50	Chairman, Class III Director	2022	Chief Executive Officer of StoneCastle Financial Corp. from February 2020 to present. Partner and Portfolio Manager at ArrowMark Partners from 2012–Present	1	Brown RI Management, LLC and Affiliates from 2018–Present

Karen Reidy	53	Class I Director	2023	Partner and Portfolio Manager at ArrowMark Partners from 2012–Present	1	Brown RI Management, LLC and Affiliates from 2018–Present

(1) The business address of each Director is c/o StoneCastle Financial Corp.,100 Fillmore Street, Suite 325, Denver, CO 80206

Responsibilities of the Board of Directors

Our board of directors is responsible under applicable state law for overseeing generally our management and operations. Our board of directors oversees our operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with our management and evaluating the performance of our service providers including our Adviser, our custodian and our transfer agent. As part of this process, our directors consult with our independent auditors and may consult with their own separate independent counsel.

Our directors review our financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to us. As part of this process, our directors review our fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that we continue to have access to high quality services in the future.

Our board of directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, our board of directors has a standing Audit Committee and a standing Nominating and Governance Committee that each meet periodically and whose responsibilities are described below.

For the fiscal year ended December 31, 2019, each director attended at least 75% of the aggregate number of meetings of the board of directors and the committees for which he or she was eligible. We do not have a formal policy regarding attendance by directors at annual meetings of stockholders.

The Audit Committee and the Nominating and Governance Committee are each composed of all directors who have been determined not to be “interested persons” of us, our Adviser or their affiliates within the meaning of the Investment Company Act, and who are “independent” as defined in the NASDAQ stock exchange listing standards, and is chaired by an independent director. The board of directors in its discretion from time to time may establish ad hoc committees.

The appointment of Mr. Bhonsle as Chairman reflects the board of director’s belief that his experience, familiarity with the our day-to-day operations and access to individuals with responsibility for our management and operations provides the board of directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of board meetings. Emil Henry serves as lead independent director. The Chairman develops agendas for board meetings in consultation with the lead independent director and presides at all meetings of the board of directors. The lead independent director, among other things, chairs executive sessions of the independent directors, serves as a spokesperson for the independent directors and serves as a liaison between the independent directors and our management between board meetings. The independent directors regularly meet outside the presence of management and are advised by independent legal counsel. The board of directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of independent directors and the general oversight responsibility of the board of directors. The board of directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the independent directors from management, including our Adviser, but also enhances the independent and orderly exercise of its responsibilities.

Biographical Information

The following sets forth certain biographical information for our independent directors (the “Independent Directors”):

Guy M. Arnold. Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion real estate investment trust ("REIT") and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children's Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia and has been working in the financial services industry since his graduation in 1990.

John Scott Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. For four years, Mr. Emrich served on the board of directors for Iroquois Valley Farms, an organic farmland REIT. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm. Mr. Emrich is the founder and CEO of Red Earth Finance, LLC.

Alan Ginsberg. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director of Barclay's and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm's merchant banking arm where he executed management buyouts for Morgan Stanley's flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Michael Stolper. Mr. Stolper provides board financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he posseses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Funds. Mr. Stolper was formerly a director of Janus Capital, BDI Investment Company and The Pasadena Group of Mutual Funds. He was the Founder and President of Seaport Ventures, an SBIC. He also holds a Master of Arts degree in Finance.

Michael P. Van Praag. Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to BANX's investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

The following sets forth certain biographical information for our Interested Directors:

Sanjai Bhonsle. Mr. Bhonsle joined ArrowMark in October 2012 and serves as Partner and Portfolio Manager for ArrowMark's leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Mr. Bhonsle was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Mr. Bhonsle was an Assistant Portfolio Manager for RBC Capital Partners' debt investment group and was a member of the Investment Committee (2001-2005). He also led the group's restructuring efforts related to distressed investments and represented the firm's interests on creditor committees. From 1999-2001, Mr. Bhonsle was a Senior Investment Analyst at Indosuez Capital Partners. Mr. Bhonsle received a bachelor's degree in Mechanical Engineering from the University of Wisconsin — Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark's collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor's degree and holds the Chartered Financial Analyst designation.

Audit Committee

The audit committee (“Audit Committee”) of our board of directors is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants, overseeing our accounting and reporting processes, overseeing the quality and integrity of our financial statements and the independent audit thereof and reviewing the adequacy of our internal controls over financial reporting. The members of the Audit Committee are Messrs. Emrich, Ginsberg and Van Praag, all of whom are independent directors and none of whom are interested persons in the Company. Mr. Emrich serves as the chairperson of the Audit Committee. The board of directors has determined that each of Mr. Emrich, Ginsberg and Van Praag is an “audit committee financial expert” as defined under SEC rules. During the period from January 1, 2019 through December 31, 2019, the Audit Committee met four times.

Nominating Committee

The functions of the nominating committee (“Nominating Committee”) are (i) to identify individuals qualified to become Directors of the Company in the event that a position is vacated or created; (ii) to select, or to recommend that the Board select, the Director nominees for each annual meeting of the stockholders; (iii) to set any necessary standards or qualifications for service as a Director of the Company; (iv) to make recommendations concerning the continuing education of the Directors on matters relating to their activities as Directors; (v) to oversee the periodic Director self-assessment; (vi) to periodically review and make recommendations regarding Independent Director compensation; to undertake such matters from time to time relating to Board nominations or governance of the Company as the Nominating Committee shall deem appropriate; (viii) to periodically liaise with the Company’s Chief Compliance Officer and (ix) to oversee the contract review process, including the review of the Company’s investment advisory agreement and contracts with any affiliated service providers. In addition, the Nominating Committee will consider corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board, giving appropriate weight to relevant factors including industry “leading practices.” The Nominating Committee will review and report to the Board regarding any actual or potential conflicts of interest involving any Director and determine whether such Director may vote on any issue as to which there may be a conflict. In addition, the Nominating Committee will review all related-party transactions and determine whether such transactions are appropriate for the Company to undertake. The Nominating Committee is comprised of Messrs. Arnold, Henry and Stolper. Mr. Stolper serves as the chairperson of the Nominating Committee. During the period from January 1, 2019 through December 31, 2019, the Nominating Committee met four times.

Risk Oversight

The board of directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, our board of directors receives reports and makes inquiry as needed regarding the nature and extent of significant risks we face (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation. The board of directors relies upon our management (including our investment committee) and Chief Compliance Officer, who reports directly to the board of directors, and our Adviser to assist them in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management and our Adviser regarding our investment program and activities, the board of directors as part of their risk oversight efforts meet regularly and as needed with our Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. Our board of directors may be assisted in performing aspects of its role in risk oversight by the audit committee, nominating and governance committee and such other standing or special committees as may be established from time to time by the board of directors. For example, the audit committee regularly meets with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting. Our board of directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the board of directors’ risk management oversight is subject to substantial limitations.

Security Ownership of Directors and Members of Investment Committee

The following table shows the dollar range of equity securities owned by our directors and investment committee in us as of June 30, 2020. As of the date of this SAI, there were no other investment companies that are considered to be in the same family of investment companies.

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Independent Directors
Guy Arnold	$50,001 – $100,000	$50,001 – $100,000
John Scott Emrich	$10,001 – $50,000	$10,001 – $50,000
Alan Ginsberg	None	None
Emil Henry	Over $100,000	Over $100,000
Michael Stolper	$10,001 – $50,000	$10,001 – $50,000
Michael Van Praag	None	None
Interested Directors
Sanjai Bhonsle(1)	$10,001 – $50,000	$10,001 – $50,000
Karen Reidy(1)	None	None
Investment Committee
Kaelyn Abrell(2)	None	None

(1) Also a member of the Company’s investment committee.

(2) Ms. Abrell is not a Director but is a member of the Company’s investment committee. The Company is required to show the dollar ranges of the investment committee members’ beneficial ownership of securities in the Company.

None of the independent directors nor their family members owned beneficially or of record securities issued by our Adviser, or any person directly or indirectly controlling, controlled by, or under common control with Adviser as of the date of this SAI.

Compensation Table

During the fiscal year ended December 31, 2019, the Board held six meetings. Each Director of the Company attended at least 75% of the meetings of the Board and of any Committee of which he or she was a member. The compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2019 is set forth below. No compensation is paid by the Company to the Interested Directors. No officers of the Company received compensation from the Company. The Company did not reimburse the Independent Directors for out-of-pocket expenses incurred in attending the Board and Committee meetings for the year ended December 31, 2019.

	Aggregate Compensation from the Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Complex Paid to Directors
Independent Directors
Guy Arnold(1)	None	None	None	None
John Scott Emrich(1)	None	None	None	None
Alan Ginsberg	$71,000	None	None	$71,000
Emil Henry, Jr.	$71,000	None	None	$71,000
Clara Miller(2)	$61,000	None	None	$61,000
Michael Stolper(1)	None	None	None	None
Michael Van Praag(1)	None	None	None	None
Interested Directors(3)
Sanjai Bhonsle(1)	None	None	None	None
Karen Reidy(1)	None	None	None	None
Joshua Siegel(2)	None	None	None	None
George Shilowitz(2)	None	None	None	None

(1) Elected as director on February 12, 2020.

(2) Retired as a director on February 12, 2020.

(3) Interested directors are not compensated by us for their service as directors.

Officers

Our executive officers are chosen each year at a regular meeting of the board of directors to hold office until their respective successors are duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each officer is 100 Fillmore Street, Suite 325, Denver, Colorado 80206. Our executive officers currently are:

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Sanjai Bhonsle	50	Chairman and Chief Executive Officer	Since February 2020	Partner and Portfolio Manager of ArrowMark Partners, 2013 to Present
Patrick J. Farrell	61	Chief Financial Officer	Since April 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to Present.
Rick Grove	52	Chief Compliance Officer	Since February 2020	Chief Compliance Officer of ArrowMark Colorado Holdings, LLC.; formerly Chief Operating Officer, ArrowMark Colorado Holdings, LLC.; Vice President, Secretary and Chief Compliance Officer of Meridian Fund, Inc.
Rachel Schatten	50	General Counsel	Since July 2013	General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC
David Lentinello	59	Secretary	Since February 2020	Controller of StoneCastle Partners, LLC Since 2013

The following sets forth certain biographical information for our executive officers who are not directors:

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rick Grove. Rick is the Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors (2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005-2007), Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor's degree in Accounting.

Rachel Schatten. General Counsel. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

David Lentinello. Secretary. Mr. Lentinello has over 35 years of hands-on operational and management experience in the area of finance and accounting, specifically focused in domestic equity and fixed income mutual funds, money market funds, separately managed accounts, private equity and private debt funds. Prior to Joining StoneCastle Partners as Fund Controller in 2013, Mr. Lentinello was Director of Fund Administration and Accounting at Reserve Management and held similar positions at J.P. Morgan Chase, Morgan Stanley Asset Management and Drexel Burnham Lambert. Mr. Lentinello received his Masters degree in Corporate Finance from Adelphi University and his undergraduate degree in Accounting from Saint Francis college.

Codes of Ethics

Pursuant to Rule 17j-l under the Investment Company Act, we and our Adviser have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by us. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of our codes of ethics and our Adviser’s code of ethics are on file with the SEC. You can review and copy these codes of ethics on the SEC’s website (http://www.sec.gov).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Management Agreement

We have entered into the management agreement with our Adviser, an entity in which certain of our officers and directors have ownership and financial interests. Our Adviser’s services to us under the management agreement are not exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as our Adviser’s services to us are not impaired by the provision of such services to others. It is thus possible that our Adviser might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Adviser intends to allocate investment opportunities consistent with our investment objectives and strategies in a fair and equitable manner in accordance with its allocation policy. See “Management—Management Agreement.”

Fees to be Earned by ArrowMark Partners and its Affiliates from Community Banks, Including Some or All of the Community Banks in which we Invest

Brokers affiliated with ArrowMark Partners may provide investment leads to us, and we may pay a portion of the fee income that we receive from community banks in connection with our investments in such banks to one or more affiliated brokers. Based upon management’s prior experience, we may receive up-front fee revenue from the community bank issuers in connection with newly originated securities. Such fees typically range from 0% to 3% of the amount we invest and may be paid in cash or in kind. Furthermore, entities affiliated with ArrowMark Partners may receive fees from us or from issuers in which we invest in respect of structuring investments that we may make. Other affiliates of ArrowMark that exist today, or that may exist in the future, may provide products or service to community banks.

Indemnification Agreements

To the fullest extent permitted by law, we have indemnified our directors and officers if they are made, or threatened to be made, a party to any action or proceeding (including an action by or in the right of an affiliate), whether civil or criminal, by reason of the fact that any of them is or was a director or officer of our company, or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against any judgments, fines, amounts paid in settlement and reasonable expenses which they incur. We may also advance the expenses of such persons in any such action or proceeding. We intend to maintain liability insurance covering our directors and officers.

Conflicts of Interest Within ArrowMark Partners

Our Adviser and ArrowMark Partners may manage funds and accounts other than ours that have similar investment objectives. The investment policies, adviser compensation arrangements and other circumstances of ours may vary from those of these other funds and accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those other accounts. In certain cases, investment opportunities may be made available to us by our Adviser other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or we may not have additional capital to invest at the same time as such other funds and accounts. Our Adviser intends to allocate investment opportunities to us and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and other funds or accounts. To the extent that investment opportunities are suitable for us and for one of these other funds or accounts, our Adviser intends to allocate investment opportunities pro rata among us and them based on the amount of funds each then has available for such investment, taking into account these factors.

There may be situations in which one or more funds or accounts managed by our Adviser or its affiliates might invest in different securities issued by the same company. It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, our Adviser might face a conflict of interest given the difference in seniority of the respective investments. In such situations, our Adviser would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances. Any steps by our Adviser will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Furthermore, two of the members of our Adviser’s investment committee are also members of our board of directors. Due to our board composition, it is more likely that our board of directors will approve investments made by the Adviser’s investment committee and that our board of directors will value our investments consistent with the valuation recommendations of our Adviser’s investment committee. The board of directors utilizes the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. The board of directors will also review valuations of such investments provided by the Adviser. The board of directors regularly reviews and evaluates our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. The board of directors also reviews valuations of such investments provided by the Adviser and assigns the valuation it determines to best represent the fair value of such investments.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stock or cause fluctuations in the distributions paid on our common stock. The fee paid to our Adviser is calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Adviser will be higher than if we did not use leverage. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Certain members of our board of directors also serve as investment professionals for our Adviser, which may create inherent conflicts of interest.

Approval of Conflicts

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between us and our Adviser or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of our investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among our Adviser and its affiliates, on one hand, and us, on the other. Our board of directors, including a majority of our directors who are independent, is also responsible for reviewing our Adviser’s performance and the fees and expenses that we pay to our Adviser. In addition, expenses that are reimbursable to our Adviser will be submitted to the independent members of our board of directors for their approval prior to reimbursement thereof. In addition, our Adviser’s compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to our Adviser’s clients over time. Our Adviser has agreed with us that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures.

PORTFOLIO MANAGERS

Day-to-day management of our portfolio is the responsibility of our Adviser’s investment committee,. Our Adviser’s investment committee is currently comprised of Sanjai Bhonsle, Karen Reidy, and Kaelyn Abrell. The investment committee’s policy is that the consent of two of the three members is required to approve the committee’s decision to invest in a security and the consent of two of the three members is required to sell a security.

Unless otherwise indicated, the information below is provided as of the date of this SAI. The table below identifies the number of accounts (other than for us) for which the members of our investment committee have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Where the named individual has been assigned primary responsibility, or is a member of a committee that has been assigned primary responsibly, for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosures purposes. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sanjai Bhonsle	Registered Investment Companies:	0	$-	-	-
	Other Pooled Investment Vehicles:	17	$5,112,750,635.25	17	$5,112,750,635.25
	Other Accounts:	0	$-	-	-
Karen Reidy	Registered Investment Companies:	0	$-	-	-
	Other Pooled Investment Vehicles:	17	$5,112,750,635.25	17	$5,112,750,635.25
	Other Accounts:	0	$-	-	-
Kaelyn Abrell	Registered Investment Companies:	1	$18,054,787.36	0	0
	Other Pooled Investment Vehicles:	9	$1,984,110,975.89	9	$1,984,110,975.89
	Other Accounts:	0	$-	-	-

Biographical information about each member of our Adviser’s investment committee is set forth in the Prospectus under Management.

Investment Committee Compensation

With respect to the compensation of the investment committee members, our standard compensation includes competitive base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of ArrowMark Partners, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. Because the Adviser utilizes a team approach in managing the assets of its clients, the overall success of the firm is a key component in determining compensation of investment committee members.  Because investment committee members may be responsible for multiple accounts (including ours) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to our Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to our Adviser’s business.

Investment Committee Member Securities Ownership

The securities ownership of the members of our investment committee is shown in the table above providing securities ownership for the Company’s board of directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Our Adviser is responsible for decisions to buy and sell securities for us, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. When we purchase securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. We also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager, underwriter and dealer. We also purchase securities including fixed income securities directly from an issuer, in which case no commissions or discounts will be paid.

Payments of commissions to brokers who are our affiliates (or “affiliated persons” of such persons, as defined under the Investment Company Act) will be made in accordance with Rule 17e-l under the Investment Company Act.

Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

Our Adviser may, consistent with our interests, select brokers on the basis of the research, statistical and pricing services they provide to us and our Adviser’s other clients. Such research, statistical and pricing services must provide lawful and appropriate assistance to our Adviser’s investment decision-making process in order for such research, statistical and pricing services to be considered by our Adviser in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by our Adviser under its contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that our Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of our Adviser to us and its other clients and that the total commissions paid by us will be reasonable in relation to the benefits to us over the long-term. The advisory fees that we pay to our Adviser will not be reduced as a consequence of our Adviser’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by us will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to our Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to our Adviser in carrying out its obligations to us. While such services are not expected to reduce the expenses of our Adviser, our Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through their own staff.

One or more of the other investment companies or accounts that our Adviser manages may own from time to time some of the same investments as us. Investment decisions for us are made independently from those of other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by our Adviser in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for us. In other cases, however, our ability to participate in volume transactions may produce better execution for us. It is the opinion of our board of directors that this advantage, when combined with the other benefits available due to our Adviser’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

For the six months ended June 30, 2020 and for the fiscal years ended December 31, 2019 and 2018, we paid brokerage commissions of $1,313, $3,865 and $9,050, respectively. No brokerage commissions were paid to broker-dealers that were affiliated persons of the Adviser (“affiliated brokers”) in connection with portfolio transactions.

For the six months ended June 30, 2020 and for the fiscal years ended December 31, 2019 and 2018, our portfolio turnover rates were 12%, 13% and 30%, respectively. The Company experienced higher portfolio turnover during the fiscal year ended December 31, 2018 due to decreased trading activity and reinvested proceeds of securities called or redeemed. It is not our policy to engage in transactions with the objective of seeking profits from short-term trading. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be significantly higher or lower. Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons or organizations beneficially owning 25% or more of our outstanding shares could be presumed to “control” us. As a result, those persons or organizations could have the ability to take action without the consent or approval of other stockholders. As of December 8, 2020, Cede & Co. held approximately 99.9% of our outstanding voting securities. Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock. To our knowledge, as of the same date, no other person or entities owned of record or beneficially more than 5% of our outstanding voting securities based on 13G filings through the date of this prospectus.

Additionally, as of the same date, our directors and officers owned individually and together approximately 0.38% of our outstanding shares.

PROXY VOTING POLICIES

We, along with our Adviser, have adopted proxy voting policies and procedures (the “Proxy Policy”) that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, our board of directors has delegated responsibility for implementing the Proxy Policy to our Adviser.

In the event requests for proxies are received to vote equity securities on routine matters, such as ratification of auditors, the proxies usually will be voted in accordance with the recommendation of our management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote in accordance with the recommendation of our management. On non-routine matters, such as elections of directors, amendments to governing instruments, proposals relating to compensation, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to fixed income securities, our Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

Our chief executive officer will be responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies. Our chief executive officer will implement and execute procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Adviser’s investment committee and will be executed by our chief executive officer. Every effort will be made to consult with the investment committee member and/or analyst covering the security. We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders, on one hand, and our Adviser, the underwriters or any of our or their respective affiliated persons, on the other hand, our management may (i) disclose the potential conflict to our board of directors and obtain consent or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (212)-468-5441; and on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in our Annual Report to Stockholders for the year ended December 31, 2019 (the “Annual Report”) is incorporated by reference into this SAI. The 2019 financial statements included in the Annual Report were audited by Tait, Weller & Baker LLP, the Company’s independent registered public accounting firm, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein and such other parts are not part of our registration statement, the SAI, or the prospectus.

Copies of our annual and semi-annual reports may be obtained without charge, upon request, by writing to StoneCastle Financial Corp., 100 Fillmore Street, Suite 325, Denver, Colorado 80206 or calling us at (212)-468-5441or on our website at http://ir.stonecastle-financial.com/financial-information/annual-reports.

INCORPORATION BY REFERENCE

As noted in the Prospectus, As noted in the Prospectus, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of the Prospectus, the SAI or the Prospectus Supplement, as applicable, and later information that we file with the SEC will automatically update and supersede this information.

ADDITIONAL INFORMATION

We have filed with the SEC a Registration Statement on Form N-2 relating to the securities offered hereby. Our prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information about us and our securities. Statements contained in our prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference.

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1.       Financial Statements:

Part A

None.

Part B

Financial Statements for the Company are incorporated by reference to the Registrant’s June 30, 2020 Semi-Annual Report (unaudited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 6, 2020 and the Registrant’s December 31, 2019 Annual Report (audited) on Form N-CSR as filed with the SEC on February 27, 2020.

2.	Exhibits:

Exhibit No.	Description of Document
a.1.	Amended and Restated Certificate of Incorporation(1)

b.1.	Amended and Restated Bylaws(1)

d.1.	Specimen certificate of the Company’s common stock, par value $0.001 per share(1)

e.1.	Dividend Reinvestment Plan(1)

g.1.	Management Agreement (5)

j.1.	Custody Agreement with The Bank of New York Mellon (2)

k.1.	Stock Transfer Agency Agreement with Computershare Trust Company, N.A. (2)

k.2.	Administration Agreement with The Bank of New York Mellon (2)

k.3.	Trademark License Agreement with Stone Castle Partners, LLC and Affiliates (2)

k.4.	Credit Agreement among the Registrant, the Lender parties thereto, including Texas Capital Bank, N.A. (2)

k.5.	First Amendment to Credit Agreement (2)

l.1.	Opinion of Troutman Pepper Hamilton Sanders LLP. To be filed by amendment.

n.1.	Consent of Tait, Weller & Baker LLP. To be filed by amendment.

r.1.	Code of Ethics of StoneCastle Financial Corp. (5)

r.2.	Code of Ethics of StoneCastle-ArrowMark Asset Management, LLC (5)

s.1.	Power of Attorney (5)

(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-189307) as filed with the Commission on September 16, 2013.

(2)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (File No. 333-197689) as filed with the Commission on July 29, 2014.

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-204417) as filed with the Commission on March 29, 2016.

(4)	Incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 (File No. 333-204417) as filed with the Commission on August 13, 2018.

(5)	Filed herewith.

Item 26. Marketing Arrangements

Information contained under the heading “Plan of Distribution” in this Registration Statements is incorporated hereby by reference.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the issuance and distribution of the securities being registered hereby:

Securities and Exchange Commission fees		$16,365
Financial Industry Regulatory Authority, Inc. filing fee (FINRA)	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing expenses	$	*
Miscellaneous	$	*
Total		$16,365

* Fees depend on number of issuances and amount of securities and cannot be estimated at this time.

Item 28.  Persons Controlled by or Under Common Control with Registrant

None.

Item 29.  Number of Holders of Securities

As of December 8, 2020, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)	4

Item 30.  Indemnification

Subject to the Investment Company Act, or any valid rule, regulation or order of the SEC thereunder, our certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by the Delaware General Corporation Law. The Investment Company Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our amended and restated certificate of incorporation and amended and restated bylaws and the Delaware General Corporation Law, our amended and restated certificate of incorporation and amended and restated bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving us or, at our request, any other entity. As permitted by the Delaware General Corporation Law, our amended and restated certificate of incorporation and our amended and restated bylaws, we have purchased and maintain insurance on behalf of each of our directors and officers.

The management agreement provides that our Adviser will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the management agreement. The management agreement further states that we will indemnify the Adviser for any losses, damages, claims, costs, charges, expenses or liabilities except to the extent such amounts result from our Adviser’s willful misconduct, bad faith or gross negligence or as otherwise prohibited by applicable law. As a result, our Adviser may not be liable to us for breaches of its duty of care, diligence or skill. In addition, under the license agreement, we have agreed to indemnify StoneCastle Partners for any unauthorized use of the “StoneCastle” name and marks by us.

Item 31.  Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management—Directors and Officers” and the information in the prospectus under the caption “Management—Management Agreement” is hereby incorporated by reference.

Item 32.  Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, StoneCastle-ArrowMark Asset Management, LLC, 100 Fillmore Street, Suite 325, Denver, Colorado 80206, at the offices of the custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217, at the offices of the transfer agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, or at the offices of the administrator, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

Item 33.  Management Services

None.

Item 34.  Undertakings

The Registrant hereby undertakes:

(1)	Not applicable.

(2)       Not applicable.

(3)       The registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act.

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs 4(a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser

(4) Not applicable.

(5) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Denver and State of Colorado on the 14TH day of December, 2020.

StoneCastle Financial Corp.

By:	/s/ Sanjai Bhonsle
Sanjai Bhonsle Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Sanjai Bhonsle	Chief Executive Officer and Director	December 14, 2020
Sanjai Bhonsle	(Principal Executive Officer)

/s/ Patrick J. Farrell	Chief Financial Officer	December 14, 2020
Patrick J. Farrell	(Principal Financial and Accounting Officer)

* /s/ Guy M. Arnold	Director	December 14, 2020
Guy M. Arnold

* /s/ John Scott Emrich	Director	December 14, 2020
John Scott Emrich

* /s/ Alan J. Ginsberg	Director	December 14, 2020
Alan J. Ginsberg

* /s/ Emil W. Henry, Jr.	Director	December 14, 2020
Emil W. Henry, Jr.

* /s/ Michael Stolper	Director	December 14, 2020
Michael Stolper

* /s/ Michael P. Van Praag	Director	December 14, 2020
Michael Van Praag

* /s/ Karen L. Reidy	Director	December 14, 2020
Karen L. Reidy

* By:	/s/ Sanjai Bhonsle
Sanjai Bhonsle
Attorney-In-Fact pursuant to a power of attorney signed by each individual on December 14, 2020.

EXHIBIT INDEX

Exhibit No.	Description of Document
g.1	Management Agreement
r.1	Code of Ethics of StoneCastle Financial Corp.
r.2	Code of Ethics of StoneCastle-ArrowMark Asset Management, LLC
s.1	Power of Attorney